UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: January 31, 2016

Date of reporting period: January 31, 2016

Item 1. Reports to Stockholders.

ANNUAL REPORT

HANCOCK HORIZON FAMILY OF FUNDS

JANUARY 31, 2016

Burkenroad Small Cap Fund

Core Bond Fund

Diversified Income Fund

Diversified International Fund

Dynamic Asset Allocation Fund

Government Money Market Fund

Growth Fund

International Small Cap Fund

Louisiana Tax-Free Income Fund

Microcap Fund

Mississippi Tax-Free Income Fund

Quantitative Long/Short Fund

U.S. Small Cap Fund

Value Fund

The Advisors’ Inner Circle Fund II

Hancock Horizon Family of Funds	January 31, 2016

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-990-2434; and (ii) on the Commission’s website at http://www.sec.gov.

Shareholder Letter

Dear Shareholder,

2015 was a different kind of year. The major averages most often reported are the S&P 500, the Dow Jones Industrial Average (DJIA), and the NASDAQ Composite. And these big 3 had positive yet unexceptional total returns for December 31, 2015: S&P 500 +1.4%, DJIA +0.2%, and the NASDAQ +7.1%. In most years, these major indices often are good barometers of the overall health of many different types of markets and investment strategies. But 2015 was different — not 2008, but still different. The start of 2016 is not all that promising for a turnaround with the S&P 500 down 5.0% DJIA down 5.4%, and the NASDAQ down 7.8% at January 31, 2016.

In 2015, the returns of the major indices masked not only the volatility experienced across all markets, but it also masked the great difficulty experienced in many other market segments. Most notably, there was nothing normal for any investment even loosely associated with Energy. Let’s start with the price of oil itself. The selloff began in June of 2014 — declining some 50% over the last 6 months of 2014. Many hoped or expected a V-shaped recovery but alas were disappointed as oil plummeted yet another 30% in 2015 and down another 9% in January of 2016. Other commodities were not immune, as the Goldman Sachs Commodity Index also declined by 23% through the year ended January 31, 2016. Continued difficulties in Energy and commodities raised questions about the creditworthiness of many companies in these industries and as a result, High Yield bonds (junk bonds) are taking it on the chin. There are a few indices that track the performance of high yield bonds and the range of returns for that sector generally ranged from -5% to -7% through the year ended January 31, 2016. Another energy related hardship includes Master Limited Partnerships or MLPs which were down over 30% for the same time period.

Beyond Energy, other broad market indices also produced negative results for that same time period. The Russell 2000, a measure of small cap stocks, declined 9.9%, while international stocks fell 12.0% according to the MSCI-ACWI ex U.S. Index and emerging market stocks fell about 20%.

Now that I have depressed everybody, let’s move on to 2016. Many of the challenges of 2015 are still with us. Central Banks made consistent headlines through 2015 and will likely continue to do so as we move forward. The Federal Reserve has stated their intentions of raising rates in 2016, and the general consensus is that we are likely to see at least two or three rate hikes over the course of the year. This is not unexpected and one would think any sort of market reaction should be muted. However, the Federal Reserve is an outlier. As we begin to tighten, central banks across the globe are easing. And in some cases, such as Japan and China, they are doing so very aggressively. The aggressive easing is in response to the global growth problem that has existed since 2008-09. We have discussed this for years. The lingering structural problems primarily associated with unmanageable amounts of debt have moved us into this new normal world of slow or below trend line growth. This is the major crossroad of 2016 — slow global growth versus unprecedented global stimulus. How this plays out will be a major determining role on the direction of the market.

For there to be a market rally in 2016, we need to see noticeable improvement in global GDP growth. There are obviously many other market moving factors

January 31, 2016

including the upcoming presidential election and continued unrest in the usual places. Based on these many factors, I would describe our outlook on equities as cautious and would not be surprised to see as much market volatility in 2016 as we experienced in 2015. This is not a suggestion that we are about to enter a severe bear market nor is it a recommendation to get out of stocks, but simply a warning that expectations may need to be adjusted. The high double digit annualized returns experienced by US stocks over the last five years may have removed some of the potential returns going forward.

Fund Highlights

The Hancock Horizon U.S. Small Cap Fund Institutional Class returned -0.45% versus the Russell 2000’s -9.92% for the year ended January 31, 2016. This outperformance of 9.47% for this time period put the U.S. Small Cap Fund in the top 1% of small cap blend funds according to Morningstar.

The Hancock Horizon Burkenroad Small Cap Fund Class A (without load), outperformed its benchmark by almost 6% returning -4.01% versus the Russell 2000’s -9.92%. This outperformance put the Burkenroad Small Cap Fund in the top 7% of small cap blend funds for the year and earned the Fund an overall Morningstar ratings of 4-stars for the A class and a top rating of 5-stars for the A class load waived in the small blend category.

The Hancock Horizon Quantitative Long/Short Fund proved its value during these volatile times and received an overall Morningstar rating of 4-stars for Class A and 5 stars for the Institutional Class in the long/short equity category. Assets under management in the Fund were up 30% for the year.

In these types of challenging markets, we believe that active management, like our Funds employ, can add value to investment portfolios. We would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. We appreciate your support and confidence in our management team, and we look forward to serving your future investment needs.

Sincerely,

David Lundgren

Managing Director

Disclosures

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as investment research.

Mutual fund investing involves risk including loss of principal.

Shareholder Letter

Smaller companies typically exhibit higher volatility. Products of companies in which Funds invest may be subject to severe competition and rapid obsolescence.

With short sales, you risk paying more for a security than you received from its sale.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Whitney Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Whitney Bank or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

About Morningstar

© 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is not guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load adjusted return for the same period, and then adjusting this excess return for risk. The top 10 percent of funds in each category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics. As of 1/31/2016, the Hancock Horizon Burkenroad Small Cap Fund received an overall Morningstar Rating of 4 stars for class A and 5 stars for Class A load waived. The Hancock Horizon Burkenroad Small Cap Fund was rated against 639 Small Blend Funds over a three year period, 564 over a five-year period, and 367 over a 10 year period and received 2, 4 and 5 stars for class A and 3, 5 and 5 load waived. The Hancock Horizon Burkenroad Small Cap Class A Shares was rated in the top 7% of its category against 779 Small Blend Funds for the year. The Hancock Horizon U.S. Small Cap Institutional Class was rated in the top 1% of its category against 779 Small Blend Funds for the year. As of 1/31/2016, the Hancock Horizon Quantitative Long/Short Fund received an overall Morningstar Rating of 4 stars for Class A and 5 stars for the Institutional Class. The Hancock Horizon Quantitative Long/Short Fund was rated against 202 Long/Short Equity Funds over a three year period and 103 over a five-year period and received 4 and 4 stars for Class A and 5 and 5 stars for the Institutional Class. Other share classes may have different ratings and investment minimums than the fund classes listed above.

Economic Overview and Investment Outlook	January 31, 2016

2015 Review

The U.S. economy grew at a real (inflation adjusted) rate of about 1.8%, including the first estimate of fourth quarter growth. Estimated growth in the last quarter of 2015 was particularly weak at 0.7%. Throughout 2015, coincident indicators were consistently weak compared to 2014, and it was no surprise that final growth tally for the year trailed results posted a year earlier. Internationally, the economic picture continued to show widespread weakness. The Eurozone struggled to produce moderately positive growth, China continued to slow and emerging economies were threatened with recession and a replay of the currency/credit crisis of 1998. Japan suffered its second contraction in one year with its economy declining at 1.4% annual rate in the last quarter of 2015.

Not surprisingly, central banks in major regions of the world focused on quantitative easing (“QE”) as the solution to global economic “stagnation”. The US Federal Reserve made a small, symbolic step forward normalizing interest rates, but almost immediately following this action economic updates and market conditions suggested low odds of any follow through.

Deflation remained a worry in 2015, foreign exchange markets became more volatile, the dollar strengthened and negative bond yields became more widespread, representing about $6 trillion in fixed income assets globally at year end. Safe havens remained a popular choice for large fixed income investors.

In 2014, despite broad economic weakness around the world, currency turmoil and increased market volatility, equities managed to deliver positive returns. It was a different story in 2015. With rare exceptions, equity markets delivered negative returns. As in 2014, however, the relative return patterns showed large capitalization indices generally outperforming mid and small capitalization indices. As the year progressed, weakening trends in earnings growth became more recognizable to investors and selling pressure rose.

Commodity prices, industrial commodities in particular, have been declining for five years. The collapse in oil prices reached critical levels in 2015, threatening the solvency of perhaps one third of the companies in the energy industries. Lower for longer became the energy industry consensus concerning oil prices.

2016 Outlook

Entering 2016, the financial/economic issues that characterized 2015 remain unresolved. There is still too much debt and too little demand to support robust global growth. The debt problem is a global issue. It has been discussed in some detail in the two previous annual reports. To summarize, central bank interventions to stabilize the world’s financial system in the midst of the Great Recession in 2008 metastasized into a concerted effort on the part of the monetary authorities to push up asset prices, generate a “wealth effect” and re-energize the desire to borrow and spend. The template for these programs was based on the experience of the Great Depression (1930-1939) and the collective belief that governments at the time did not act swiftly and strongly enough to prevent a debt deflation from taking hold. This “Grand Experiment” has been relatively more successful in generating demand for

Economic Overview and Investment Outlook (continued)

investable assets than creating a self-sustaining, productive economic recovery, and in process total debt to GDP ratios, globally speaking, reached new highs. Much of this new debt accumulated in China and emerging markets. Why didn’t the standard Keynesian prescription for stimulating growth work this time? “Peak Debt” seems to be the answer. The global growth problem today appears to be the result of past rapid expansion in private and public debt to the point that it acts as a constraint on real growth. Aging populations and declining labor force participation rates compound the problem. After seven years of pump pricing by the central banks with no measurable result, calls for more radical policy prescriptions are appearing regularly. The problem, as noted in last year’s report, is that “we don’t know where we’re going”. There are no historical precedents to consider. We have only theories and guesswork from this point forward. It will be a learning experience for everyone.

World trade slowed significantly in 2015. Current estimates for global growth in 2016 imply recessionary conditions will exist. This means, based on historic trends, that sub 3% growth is possible. A “relative recession” like this (positive but historically slow growth) is already underway in China. Chinese GDP growth in 2015 was the lowest in 25 years. Russia and Brazil are experiencing deep economic contractions while the bulk of the developed world is trudging along at very low single digit growth rates.

What about the United States: the world’s economic leader? Is a recession in prospect? In early 2016, leading economic indicators point to slow growth, but no recession in the immediate future. Nevertheless, the odds of an economic contraction are higher now than at any time since 2007. Domestic economic conditions are best described as mixed, a term economists favor for when the outlook is particularly uncertain. There are some positives to consider. Credit growth is slowing but still expanding, and consumer spending, while not robust, appears to be steady. But 2% real trend growth (3-4% nominal) is anemic and, according to Consumer Metrics Institute News, “Real per-capita annual disposable income is up only 4.48% in aggregate since the second quarter of 2008…a meager annualized 0.59% growth rate over the past 30 quarters.” To a degree, the US economy is a closed system, meaning that it isn’t as dependent on world demand as are many other regions of the world, but that doesn’t mean that domestic business and financial activities are immune to international disturbances. William White, former economist at the Bank of England including a number of years as a senior executive with the Bank for International Settlements, put it this way “I view the economy as a complex, adaptive system. And the character of the complexity and the interdependency is such that, if we get a problem anywhere, I think we are going to a have a problem everywhere.” We have certainly seen this in the past, most notably in 2008-2009, as Dr. White pointed out in a recent interview. Nothing says we must repeat that unfortunate experience, but it is clear that the financial fallout from the Great Crash has not been completely dispersed.

A dysfunctional monetary system and tepid growth worldwide are not the only issues investors must contend with. Geopolitical concerns include China’s move to militarize regions of the South China Sea far from its borders while the Communist Party cracks down on internal dissent and demands total obedience

January 31, 2016

to the party during a time of rising social pressures as the economy slows. Russia continues to push for dominance over countries ringing its borders and seeks more control over events shaping the Middle East. The Russian leadership, like China’s politburo faces growing opposition at home as a result of the serious economic slump. Foreign adventurism has often served as a relief valve for dictatorial regimes facing domestic unrest. We must also take note of the trouble fomented around the world by Iran and North Korea.

It’s not that any of this is new, but current trends suggest there is little likelihood of cooperative international activity that might give growth prospects a boost. The world environment remains unstable and prone to unpredictable shocks.

The world economy has not completely recovered from the Great Recession, central bank policies have failed to produce strong expansions, fear of recession is in the air and geopolitical environment sparks memories of the Cold War years or worse. The news is bad. There is a lot to worry about. With rare exceptions, however, there is usually something to worry about all of the time. Since, a comfortable economic and societal equilibrium never really exists, an investor’s primary consideration should be whether or not current asset prices adequately discount bad news. In that context, the news is better than it was last year at this time when we discussed the ongoing divergence between strong equity markets and quite modest economic activity, and that overvaluation and excessive optimism described the market environment.

Volatile equity markets in late 2015 and early 2016 represent the beginnings of “normalization”, the process in which prices become more aligned with underlying economic fundamentals and long-term corporate earnings prospects. By early February 2016, a number of benchmark equity indices had retreated to or below price levels that existed in mid-2013. Lower prices produce better values and prospectively higher long-term returns. While current valuation readings cannot yet be described as cheap across all market regions and sectors, it is no longer accurate to describe the environment as excessively optimistic and overvalued. For moderate risk investors, however, or those with relatively short time horizons (3 to 5 years), the weight of evidence still suggests that risk aversion is preferable to risk seeking.

The Hancock Horizon Funds Investment Philosophy (Unaudited)	January 31, 2016

High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor’s Corporation and Moody’s Investors Service has rated the Hancock Horizon Government Money Market Fund AAAm and Aaa-mf, respectively, their highest quality rating for this type of money market fund.

Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that could ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the coming year.

With a high-quality, value-conscious and disciplined investment approach, it naturally follows that risk management is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

Standard & Poor’s (“S&P”) ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). S&P provides principal stability fund ratings on a money market fund’s capacity to maintain stable principal. S&P gives ratings after evaluating the credit worthiness of the Fund’s investments, counterparties and managements ability and policies to maintain the fund’s stable net asset value. Rating are measured on a scale that generally ranges from AAAm (highest) to Dm (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are

The Hancock Horizon Funds Investment Philosophy (Unaudited) (concluded)

nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa Aa A Baa Ba B Caa Ca C. Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. There are six symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa-mf Aa-mf A-mf Baa-mf B-mf. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

Management’s Discussion of Fund Performance	January 31, 2016

The Burkenroad Small Cap Fund (the “Fund”) seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.

Horizon Advisers employs fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.

At January 31, 2016, common stocks represented 98.8% of the Fund’s assets. The Burkenroad Fund’s largest holdings were in Consumer Discretionary and Financial stocks, while Telecommunications and Utilities stocks accounted for no or minimal exposure.

The Burkenroad Fund’s return for the year ended January 31, 2016 was -4.01% and -4.25% for Class A Shares (without load) and Class D Shares, respectively. These results outperformed the Fund’s benchmark, the Russell 2000 which returned -9.92% for that same period. In addition to positive relative performance versus its benchmark, the Fund also fared quite well versus peers for that same time period. The past year performance ranked in the top 10% of its Lipper Small Cap Core universe. Additionally, long-term performance remains outstanding. According to Lipper, there are 264 small cap core funds that have performance history back to December 31, 2001. And of those Funds, Burkenroad Small Cap Class A ranks #1 and Class D ranks #3 for the Fund’s since inception performance.

For the most recent 12 months, stock selection was positive in all sectors and accounted for approximately 9% of positive relative performance versus the Russell 2000 index. Stock selection was especially strong in Consumer Staples, Energy, and Information Technology. The continued decline in oil prices impacted the Energy sector significantly for the 12-month period. During that period, small cap energy stocks included in the Russell 2000 Index declined a staggering 44%. While stock selection within Energy was very good, a significant overweight to the benchmark was the only major detractor of performance for the period.

Despite a difficult relative performance year in 2014 and very volatile markets in 2015, we still continue to welcome many new shareholders to our Fund. We appreciate the vote of confidence and are grateful for the opportunity to manage our shareholder’s wealth.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in

January 31, 2016

which the Fund invests may be subject to severe competition and rapid obsolescence.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load adjusted return for the same period, and then adjusting this excess return for risk. The top 10 percent of funds in each category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics.

As of 1/31/2016, the Hancock Horizon Burkenroad Small Cap Fund received an overall Morningstar Rating of 4 stars for Class A and 5 stars for Class D. The Hancock Horizon Burkenroad Small Cap Fund Class A received 2, 4 and 5 stars and Class D received 3, 5 and 5 stars over a three year period, five year period and ten year period, respectively. The Hancock Horizon Burkenroad Small Cap Fund was rated against 639 Small Blend Funds over a three year period, 564 over a five year period, and 367 over a 10 year period.

As of 1/31/2016, the Hancock Horizon Burkenroad Small Cap Fund Class A was ranked 56th out of 801 Funds in the Lipper Small-Cap Core Fund Category over a one year period. Class D ranked 67th in the same category.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Burkenroad Small Cap Fund, Class A (with load) or Class D, versus the Russell 2000 Index, and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Class A, with load*	(9.04)%	4.25%	8.66%	7.11%
Class A	(4.01)%	6.14%	9.84%	7.69%
Class D	(4.25)%	5.87%	9.57%	7.44%
Russell 2000 Index	(9.92)%	6.11%	7.25%	4.92%

For periods ended January 31, 2016. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

January 31, 2016

Top Ten Equity Holdings

Percentage of Total Investments
National Beverage	2.4%
Dycom Industries	2.0%
Pool	1.8%
Manhattan Associates	1.8%
Ebix	1.7%
US Physical Therapy	1.7%
Sykes Enterprises	1.7%
Cirrus Logic	1.6%
Amerisafe	1.6%
Atmos Energy	1.6%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Core Bond Fund (the “Fund”) seeks total return through current income and capital appreciation consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing primarily in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities, investment-grade corporate debt and taxable municipal securities with an intermediate term maturity structure.

For the year ended January 31, 2016, the Fund generated a total return of -1.01% for the Institutional Class Shares, -1.26% for the Class A Shares (without load) and -2.00% for the Class C Shares. This compares to a 1.08% return for the Barclays Intermediate U.S. Aggregate Index and -2.14% for the Lipper Core Plus Bond Funds classification. During this fiscal year, the Fund’s sector allocation continued to emphasize higher yielding corporate and taxable municipal securities over lower yielding government agency and Treasury securities. At the fiscal year end, corporate bonds comprised 57.8% of the portfolio, based on the Fund’s assets, while taxable municipal bonds accounted for 21.4%. The Fund’s heavy concentration on corporate bonds relative to the index was the primary factor in the underperformance during the fiscal year versus the benchmark index. Mortgage-backed related securities comprised 13.5% of the portfolio based on the Fund’s assets. The year ended with the Fund’s average effective maturity at 4.68 years and a weighted average effective duration of 3.34 years. Average quality of the Fund was “A2”.

The fiscal year ended January 31, 2016 began the period with government bond yields moving decisively higher on the expectation that the US economy was picking up steam. The Treasury 10-year note began the fiscal year yielding 1.64% and rose to 2.48% by mid-June before retreating down to 1.92% by the period end. The roller coaster ride in interest rates was largely a function of contrasting economics between the United States and the rest of the world. While economic data in the United States pointed to better employment and slow but steady growth, economic stagnation was prevalent elsewhere around the globe. Early in 2015, it was widely believed that interest rate increases by the Federal Reserve were imminent. By mid-year, however, the dramatic decline in commodity prices and surprise currency devaluations by China clearly indicated global weakness was spreading thereby giving pause to the Federal Reserve and their plans to increase interest rates. The global weakness also caused significant volatility in the U.S. equity markets. Investors, in a flight to safety, returned once again to U.S. Treasury investments thereby driving down yields across all maturities. The likelihood that lower oil prices and lower inflation will be a reality for years was also a major factor in the psychology behind declining interest rates. U.S. Treasuries were the primary beneficiary of the general decline in interest rates. The corporate bond markets lagged U.S. Treasury bond performance due to cautious investors concerned about the global slowdown. The corporate bond underperformance was most pronounced in energy related bonds where the financial stresses were greatest.

Looking ahead, the prospects for the taxable bond markets over the coming year appear mixed but lean to the positive side. On one hand, the Federal Reserve has communicated they intend to continue on toward a “normalization” of interest rate policy. The speed and magnitude of their actions will

January 31, 2016

continue to be dependent on the strength of the economy and any potential inflationary wage pressures. Neither of these two factors are a certainty at present. On the positive side, corporate bond yields offer good value, inflation will likely remain subdued and interest rates elsewhere around the globe are moving lower.

While the near term prospects of the bond market may appear mixed, the lessons of history remind us that good quality intermediate-term bond investments remain a sensible component of a balanced and well diversified investment program.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Core Bond Fund, Institutional Class, Class A (with load), or Class C, versus the Barclays Intermediate U.S. Aggregate Index, and the Lipper Core Plus Bond Funds Classification

The Barclays Intermediate U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lipper Core Plus Bond Funds Classification: Funds that, by portfolio practice, invest at least 65% in domestic investment-grade debt issues with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	(1.01)%	0.54%	2.46%	3.98%
Class A, with load*	(5.19)%	(1.08)%	1.37%	3.30%
Class A	(1.26)%	0.29%	2.21%	3.72%
Class C	(2.00)%	(0.47)%	1.45%	2.97%
Barclays Intermediate U.S. Aggregate Index	1.08%	1.97%	2.93%	4.38%

For periods ended January 31, 2016. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 4.00%.

Sector Weightings

% of Total Portfolio Investments

Credit Quality Ratings

Moody’s

S&P

January 31, 2016

The Hancock Horizon Diversified Income Fund (the “Fund”) seeks to maximize current income, and secondarily long-term capital appreciation using a multi-asset class portfolio structure. Horizon Advisers employs quantitative methods of analysis in our investment decision making. Optimization techniques are applied to a broad array of what are considered to be non-traditional asset classes. For example, but not limited to, the asset classes used are High Yield Bonds, Master Limited Partnerships (“MLP’s”), Preferred Stocks, Real Estate Investment Trusts (“REIT’s”) and above average Dividend Yielding Stocks. Our analysis uses historical data as well as estimate data to determine the optimal portfolio allocation across asset classes that minimizes risk while maximizing total return and income yield.

At January 31, 2016, investments among the various strategic asset classes represented 85.8% of the Diversified Income Fund’s net assets. The investment allocations for the various asset classes were as follows: 31.7% to high yield bonds, 0.0% to MLPs, 21.3% to preferred stocks, 16.9% to Registered Investment Companies, 10.2% to dividend yielding stocks, 5.7% to REITs, 0.5% to convertible bonds, and 12.7% cash.

The allocation to strategic asset classes over the course of the year did change significantly. The largest allocation change occurred in the latter part of the year when the price of oil continued to drop. The Fund’s allocation to Master Limited Partnerships, which operate in the energy sector, continued to be negatively affected by the volatile declines in oil prices. The Fund had been reducing exposure to the MLP area and finally liquidated the entire allocation because the volatility in the energy sector appears to be ongoing for the foreseeable future. With volatility following us into 2016, the Fund became more defensive and began to raise the level of cash.

The total return for the year ended January 31, 2016 was -9.90% for the Institutional Class Shares, -10.11% for Class A Shares (without load), and -10.85% for Class C Shares. The 30-day income yield for the Institutional Class Shares was 6.9%, 6.3% for the Class A Shares, and 5.9% for the Class C Shares.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified Income Fund, Institutional Class, Class A (with load) or Class C, versus a 50/50 Hybrid of the Dow Jones U.S. Select Dividend Index & Barclays U.S. Intermediate Aggregate Bond Index, the Dow Jones U.S. Select Dividend Index, the Barclays U.S. Intermediate Aggregate Bond Index, and the Lipper Flexible Portfolio Funds Classification

The Dow Jones U.S. Select Dividend Index represents U.S. dividend paying companies that have nonnegative historical dividend per share growth rate, a five year dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three month average daily trading volume of 200,000 shares.

The Barclays U.S. Intermediate Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Three-Year Return	Annualized Inception To Date
Institutional Class	(9.90)%	(1.37)%	0.06%
Class A, with load*	(13.96)%	(3.01)%	(1.46)%
Class A	(10.11)%	(1.60)%	(0.16)%
Class C	(10.85)%	(2.35)%	(0.91)%
50/50 Hybrid of the Dow Jones U.S. Select Dividend Index and Barclays Intermediate U.S. Aggregate Index	(0.40)%	6.73%	6.80%

For periods ended January 31, 2016. Past performance is not predictive of future performance. Fund commenced operations on September 26, 2012.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 4.25%.

January 31, 2016

Top Ten Equity Holdings

Percentage of Total Investments
American Financial Group	1.2%
PPL Capital Funding	1.2%
Aegon	1.1%
Morgan Stanley	1.1%
Hartford Financial Services Group	1.1%
Allstate	1.0%
AmTrust Financial Services	1.0%
United States Cellular	1.0%
Public Storage	1.0%
Wells Fargo	1.0%

Management’s Discussion of Fund Performance (unaudited) (continued)

At January 31, 2016, Hancock Horizon Diversified International Fund’s (the “Fund”) largest geographic concentrations were in Europe (ex-UK), Asia (ex-Japan), and the Americas (ex-US), which combined represent approximately 80% of the Fund’s common stock investments. The Fund’s largest sector exposures were in Financials, Health Care, and Information Technology. The Fund’s returns for the year ended January 31, 2016 were -15.27% for the Institutional Class Shares, -15.50% for the A Class Shares (without load), and -16.08% for the Class C Shares. The Fund underperformed its benchmark, the MSCI ACWI ex-U.S. Index, which retreated -11.95% during this time period. For the year, international equity markets fared worse than U.S. equities as key economic data pointed to a resilient job market, wage growth and healthy economic expansion in the U.S. In December, the U.S. Federal Reserve (“Fed”) finally acted on its stated intention to raise the short-term benchmark rate in the U.S. As the Fed cast its vote of confidence for the U.S. economy, many other developed markets faced economic headwinds and central bankers around the globe took action to support their economies. The European Central Bank (“ECB”) announced a cut in one of its key interest rates in an attempt to stimulate lending. The bank reduced the rate on deposits from commercial banks from negative 0.2% to negative 0.3% to incentivize banks to lend excess cash. Similar to Europe, Japan grappled with anemic economic growth in 2015 and its central bank responded by announcing additional economic stimulus measures. Japan continues to struggle with structural issues associated with an aging population, stronger manufacturing competition, and currency appreciation versus many of its Asian peers. Emerging markets underperformed developed markets during the period. Despite compelling valuations that are near record lows relative to developed markets, investors remained cautious given commodity price declines, political uncertainty, and the expectation of rising interest rates in the U.S. and the accompanying strength in the U.S. dollar.

The greatest impact on the Fund’s performance for the period was its exposure to emerging markets to which the Fund had an average overweight of 6%. Emerging markets were discounted to a greater degree than their developed market as a result of investor concern regarding the deceleration of growth. For the period, emerging markets underperformed developed markets by 1,100 basis points. This is a continuation of a trend that has persisted for the past few years. Since the end of 2012, developed countries outpaced their emerging market counterparts by more than 3,000 basis points. Although developed markets have outperformed, emerging markets remain relatively more attractive from a fundamental perspective given current valuation levels and earnings growth expectations.

Despite this headwind from the relative overweight, stock selection for the Fund remained positive for the period within developed markets. From a sector perspective, stock selection from Health Care and Consumer Discretionary sectors contributed the most to performance. Headquartered in France, Sodexo is one of the largest catering outsourcers in the world with locations in more than 80 countries. The company provides facilities management and food services to private corporations and governments by delivering

January 31, 2016

comprehensive on-site service solutions ranging from reception, maintenance, and construction management. Despite global growth concerns, the stock advanced 2% during the period after reporting increasing net profits and revenues for its full fiscal year. The company benefitted from facility management contract wins in the United Kingdom and North America. Management also announced a healthy share repurchase program and further cost cutting initiatives supporting investor interest in the company’s share price. Fundamentals in Sodexo’s business are expected to remain solid despite a volatile economic backdrop. From an annual growth standpoint, Sodexo posted earnings per share growth in the 40s in 2015, well above the industry average. Additionally, trading at a price to sales multiple below 1x, Sodexo remains attractive from a valuation perspective relative to peers. Detracting from performance for the period, Novartis is a global pharmaceuticals company based in Switzerland engaged in the development, manufacturing, and marketing of medicines. The company’s wide product mix spans from patent-protected and generic medicines, eye care products, and readily available consumer medicine that can be found over-the-counter. Novartis announced encouraging results from numerous studies done during the quarter. Despite demonstrating significant clinical improvements the company reported lower than expected sales number in their surgical equipment units primarily sold in emerging market countries, and increased generic competition in the eye care products division. As a result, shares were down 4% in the period. Management is focusing on strategically exiting the company’s lower yielding business units in order to improve overall margins. We remain convicted given the company’s positioning in both the generic and branded drug markets supported by strong intellectual property and an abundance of late-pipeline products.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified International Fund, Institutional Class, Class A (with load), or Class C, versus the MSCI ACWI ex-U.S. Index, and the Lipper International Multi-Cap Growth Classification

The MSCI ACWI ex-U.S. Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.

Lipper International Multi-Cap Growth Classification invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to MSCI EAFE Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Inception to Date
Institutional Class	(15.27)%	(5.30)%	(2.19)%	3.12%
Class A, with load*	(19.93)%	(7.25)%	(3.49)%	2.11%
Class A	(15.50)%	(5.56)%	(2.45)%	2.86%
Class C	(16.08)%	(6.24)%	(3.17)%	2.10%
MSCI ACWI ex U.S. Index	(11.95)%	(2.17)%	(0.55)%	2.51%

For periods ended January 31, 2016. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

January 31, 2016

Country Weightings(1)

United States	12.8%
United Kingdom	11.5%
Japan	9.5%
Switzerland	7.1%
Austria	5.7%
China	5.3%
Norway	4.9%
India	4.1%
Spain	3.5%
Taiwan	3.4%
Panama	3.3%
Ireland	3.2%
France	3.2%
South Korea	3.1%
Singapore	2.6%
Turkey	2.5%
Canada	2.4%
Sweden	2.3%
Brazil	1.7%
Hong Kong	1.6%
Germany	1.5%
Czech Republic	1.3%
Netherlands	1.0%
Indonesia	0.9%
Colombia	0.9%
Australia	0.7%
Total	100.0%

(1) % of Total Portfolio Investments (excluding the Dreyfus Government Cash Management holding and Federal Prime Obligations Fund).

Top Ten Equity Holdings

Percentage of Total Investments
ARM Holdings	4.5%
ICON	4.2%
Everest Re Group	3.6%
Denso	3.5%
Amadeus IT Holding	3.4%
Carnival	3.1%
Secom	3.1%
Shire	3.1%
Roche Holding	3.1%
Core Laboratories	2.8%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Dynamic Asset Allocation Fund (the “Fund”) seeks long-term capital appreciation. The Fund aims to manage volatility and enhance total portfolio returns by identifying and investing in trends of at least 20 asset classes. The strategy follows a systematic approach that rebalances periodically by purchasing exchange traded securities displaying positive trends and selling assets that exhibit negative trends.

As of January 31, 2016, the Fund had a moderate risk relative allocation with roughly 34% in equities, 8% in alternative investments, 48% in fixed income, and the remaining in money markets. The largest holdings included the iShares 20+ Year Treasury Bond ETF (22.3%) and the iShares Core S&P 500 ETF (13.8%).

The Fund’s Institutional Class Shares ended a disappointing 2015 and the first month of 2016 down -14.31% since its inception on May 29, 2015. The A Class Shares (without load) returned -14.54% and the C Class Shares returned -14.87%. A balanced index of 50% MSCI ACWI and 50% Barclays U.S. Aggregate Bond Index returned -5.93% over the same time period. The Fund performed relatively the best and offered downside protection during “risk-off” markets, as it had a conservative allocation for most of the time since inception.

A large majority of the underperformance is attributable to two months, one bad for the risk markets and one good for risky assets. In July, the Fund fell more than 4% due to overweight positions in commodities and emerging markets as the US equity markets posted modest returns. Over the following months, the Fund gradually adopted a more conservative allocation, and in October, when equity markets rebounded across the board (the S&P 500 was up over 8.4% for the month), the Fund posted only modest gains.

The “whipsaw” effect that occurred during mid to late 2015, highlighted the difficulty of tactical asset allocation during tumultuous market environments. As the current macro and geo-political impacts gain more clarity (either positive or negative), the Fund will position itself to meet its long-term investment objectives.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

January 31, 2016

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Dynamic Asset Allocation Fund, Institutional Class, Class A (with load) or Class C versus a 50/50 Hybrid of the MSCI ACWI Index and the Barclays U.S. Aggregate Index, MSCI ACWI Index, Barclays U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Classification

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

Cumulative Inception to Date Return
Institutional Class	(14.31)%
Class A, with load*	(19.02)%
Class A	(14.54)%
Class C	(14.87)%
50/50 Hybrid of MSCI ACWI and Barclays U.S. Aggregate Index	(5.93)%

For periods ended January 31, 2016. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Government Money Market Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund has traditionally endeavored to achieve this objective by investing primarily in short-term obligations of U.S. government agency securities and repurchase agreements involving such obligations.

For the year ended January 31, 2016, the Fund generated a total return of 0.01% for the Institutional Class Shares, 0.01% for the Class A Shares and 0.01% for the Institutional Sweep Class Shares. This compares to a 0.01% return for the Lipper Institutional U.S. Government Money Market Index.

The Fund’s holdings consisted of U.S. Treasury Obligations, U.S. Government Agency Obligations and cash equivalents. The short-term structure of the Fund allowed it to earn a competitive yield while providing the necessary degree of safety and liquidity to our shareholders. The Fund complied with industry standard requirements for money market funds as to quality, maturity and diversification of investments. The Fund maintains an AAAm rating by Standard & Poor’s Corporation.

During the fiscal year ended January 31, 2016, short-term interest rates remained at near zero levels until December when the Federal Reserve finally took the much anticipated action of nudging the federal funds target rate 25 basis points higher. Citing the significant decline in the US unemployment rate down to 5% and slow but steady growth in the US the Federal Reserve felt justified to act. Complicating the Fed’s decision however was poor economic activity virtually everywhere else in the world. Pronounced weakness in China, surrounding Asian economies and Europe led to massive declines in commodity prices. Oil, copper, iron ore and gold were among the most noteworthy commodity losers. Another complication for the Federal Reserve is the reality that it is the only major central bank in the world raising interest rates while almost all others are lowering interest rates.

Looking ahead, we anticipate short-term government yields will continue to drift higher though only modestly as an improving US economy causes the Federal Reserve to remain on its path toward interest rate normalization.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

January 31, 2016

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Government Money Market Fund, Institutional Class, Class A, or Institutional Sweep Class, versus the Lipper Institutional U.S. Treasury Money Market Average, and the Lipper U.S. Treasury Money Market Average

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	0.01%	0.01%	0.01%	0.95%
Institutional Sweep Class	0.01%	0.01%	0.01%	0.88%
Class A	0.01%	0.01%	0.01%	0.81%

For periods ended January 31, 2016. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Growth Fund (the “Fund”) seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.

Horizon Advisers employs a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company’s return on equity, and relative price-to-earnings ratio and cash flow.

At January 31, 2016, common stocks represented 99.2% of the Fund’s assets. The Fund’s largest holdings were in Information Technology and Consumer Discretionary, making up close to one-half of the portfolio. Health Care, Financials, and Industrial stocks made up approximately a third of the Fund, while Telecommunications, Consumer Staples, Energy, Utility stocks accounted for little or no exposure.

The Fund’s return for the past year ended January 31, 2016 was -2.10% for Institutional Class Shares, -2.38% for Class A Shares (without load), and -3.08% for Class C Shares. The Fund’s benchmark,

the Russell 1000 Growth Index, returned 1.32% for the same period.

The Fund’s performance relative to the Russell 1000 Growth Index was positively boosted by stock selection within Health Care, Industrials, Consumer Staples and Financials. Detractors to performance were underperformance in the Consumer Discretionary, Energy, Information Technology and Materials sectors relative to the benchmark.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

Products of technology companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

January 31, 2016

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Growth Fund, Institutional Class, Class A (with load), or Class C, versus the Russell 1000 Growth Index, and the Lipper Multi-Cap Growth Funds Classification

Russell 1000 Growth Index is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Lipper Multi-Cap Growth Funds Classification: Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	(2.10)%	11.02%	10.38%	4.37%
Class A, with load*	(7.51)%	8.75%	8.91%	3.55%
Class A	(2.38)%	10.73%	10.09%	4.11%
Class C	(3.08)%	9.90%	9.27%	3.34%
Russell 1000 Growth Index	1.32%	13.02%	11.67%	7.72%

For periods ended January 31, 2016. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments
Constellation Brands	1.8%
Intercontinental Exchange	1.7%
Dr Pepper Snapple Group	1.7%
Facebook	1.7%
Lowe’s	1.6%
Waste Connections	1.6%
Cognizant Technology Solutions	1.6%
Campbell Soup	1.6%
Clorox	1.6%
Edwards Lifesciences	1.6%

January 31, 2016

Hancock Horizon International Small Cap Fund (the “Fund”) seeks long-term capital appreciation. At January 31, 2016, the largest geographic concentrations in the Fund were in Japan, Europe (ex-U.K.), and Asia (Ex-Japan), which combined represent approximately 80% of the Fund’s common stock investments. The Fund’s largest sector exposures were in Consumer Discretionary, Industrials, Financials, Information Technology, Health Care and Materials. The Fund’s Institutional Class Shares return since inception (May 29, 2015) through January 31, 2016 was -10.12%. The Class A Shares (without load) returned -10.27% and the Class C Shares returned -10.73% The Fund outperformed its benchmark, the S&P Developed ex-U.S. Small Cap Index (the “Index”), which returned -11.45% during this period.

The half year period was anything but uneventful. The U.S. Federal Reserve Bank finally lifted the federal funds interest rate by a quarter-point on December 16th, which The Economist called “the most discussed and most anticipated rate rise in history.” Oil prices continued to slide, dropping -66% from their peak and reaching an 11-year low. Unpredictable developments out of China jolted global markets, highlighted by the Chinese government’s draconian measures in handling stock market volatility and sudden third quarter yuan devaluation. Recession fear led to the broad sell-off in January, 2016, resulting in one of the worst New Year starts for stock markets in decades. The sum total of these and other events led the VIX index, a market volatility measure, to rise significantly since the second half of 2015.

From the inception of the portfolio to January 31, 2016, the S&P 500 declined -7.25%, the broader Russell 3000 dropped -9.10%, and the MSCI All Country World Index was down -12.94% in U.S. dollar terms. As we dig deeper, divergence starts to emerge in different size and style segments, with large cap stocks outperforming small cap stocks across all regional markets, and growth stocks generally leading value stocks. At the sector level, the overhang of low oil and commodity prices and slower economic growth took their toll, with the global Energy sector dropping -24% and Materials dropping -27.6%.

Since inception, the Fund outperformed the benchmark by over 100 bps with stock selection being the primary driver of returns. Energy has been the consistent contributor for the period, but Industrials and Telecomm Services were the bigger performance drivers. On the down side, we struggled in the Utilities, Financials, and Materials sectors.

Our portfolio outperformed the benchmark in the severely battered Energy sector by focusing more on equipment and services providers, who were able to maintain relatively stable earnings, than on drilling and exploring companies that suffered the most from low oil prices. As an example, Shinko Plantech, a Japanese company that provides comprehensive engineering services to oil and gas companies, was able to grow revenue in fiscal year 2015 by 7%, and operating profit by 20%, while most Energy companies suffered declines. As a result, Shinko’s stock was down -9% versus -42% for all the other Energy stocks in the index. For the Industrial sectors, our strong performance can be attributed to not just avoiding underperforming stocks, but actually identifying companies that managed to grow despite the adverse macro environment. Shares of Vestas Wind Systems, a wind turbine manufacturer

Management’s Discussion of Fund Performance (unaudited) (continued)

based in Denmark, were up 28% since the inception of the portfolio because the company maintained its double digit growth rate and generated four consecutive quarterly earnings surprises last year.

In terms of countries, top contributors included Australia, Canada, and the U.K., with Switzerland, Sweden, and Hong Kong being the detractors. Australia and Canada are both commodity driven economies and their country indices suffered due to the commodity downturn. But a few of our biggest stock contributors also came from those two countries. Shares of Blackmores Ltd., a vitamin and supplements manufacturer based in Australia, and The North West Company, a consumer retail store chain in Canada, were up 142% and 19%, respectively. Those two companies boosted their revenues and earnings last year, driven by increases in consumer spending spurred by lower oil prices and currency devaluation. On the other hand, we underperformed in Hong Kong as the speculative rally of risky, unprofitable stocks in China affected those listed in Hong Kong. During non-fundamental rallies such as this, we can experience a performance headwind, but they are often short-lived and ultimately corrected.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

January 31, 2016

Comparison of Change in the Value of a $10,000 Investment in the Hancock International Small Cap Fund, Institutional Class, Class A (with load) or Class C, versus the S&P Developed ex-U.S. Small Cap Index and the Lipper International Small/Mid-Cap Growth Funds Classification

The S&P Developed ex-U.S. Small Cap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

The Lipper International Small/Mid-Cap Growth Funds Classification invests at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

Cumulative Inception to Date Return
Institutional Class	(10.12)%
Class A, with load*	(14.97)%
Class A	(10.27)%
Class C	(10.73)%
S&P Developed ex-U.S. Small Cap Index	(11.45)%

For periods ended January 31, 2016. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Management’s Discussion of Fund Performance (unaudited) (continued)

Country Weightings(1)

Japan	32.5%
United Kingdom	14.9%
Australia	8.5%
France	7.8%
Germany	6.4%
Hong Kong	5.7%
Switzerland	4.6%
Italy	3.4%
Canada	3.4%
Denmark	2.1%
Norway	1.7%
Belgium	1.6%
Sweden	1.5%
Spain	1.5%
United States	1.0%
Singapore	0.9%
Netherlands	0.6%
New Zealand	0.5%
South Korea	0.4%
Israel	0.4%
Finland	0.3%
Portugal	0.3%
Total	100.0%

(1) % of Total Portfolio Investments (excluding the Dreyfus Government Cash Management holding and Federal Prime Obligations Fund).

Top Ten Equity Holdings

Percentage of Total Investments
Vocus Communications	3.1%
Beazley	3.1%
JVC Kenwood	2.6%
Peugeot	2.5%
Clinigen Group	2.5%
Adecco	2.3%
Skyworth Digital Holdings	2.2%
Wendel	2.1%
Yorozu	2.0%
Vestas Wind Systems	2.0%

January 31, 2016

The Hancock Horizon Louisiana Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Louisiana personal income tax by investing primarily in municipal bonds of Louisiana issuers.

For the year ended January 31, 2016, the Fund generated a total return of 2.56% for the Institutional Class Shares, 2.25% for the Class A Shares (without load) and 2.39% for Class C Shares. This compares to 2.71% for the Barclays Municipal Bond Index and 1.74% for the Lipper Other States Municipal Debt Objective. The Fund performed generally in line with the benchmark index despite an unfavorable economic environment in the petroleum based Louisiana economy.

During this fiscal period, the Fund’s sector allocation emphasized higher yielding Revenue bonds with notable positions in the Education and Sales Tax sectors. General Obligation bonds, both state and local government represented a minority position. At the fiscal year end, total Revenue bonds represented 71% of the portfolio while General Obligation bonds comprised 27% of the Fund. The period ended with the Fund’s average effective maturity at 17.9 years and a weighted average effective duration of 9.10 years. The average quality of the Fund was Aa3.

The fiscal year ended January 31, 2016 was a challenging year for the Louisiana economy. The Louisiana economy historically has had a significant dependence on oil and gas royalties for budgetary spending. Over the decades, Louisiana has worked to diversify its economy and diminish its reliance on mineral royalties. While it has had some success toward that goal, the current downturn was so sudden and steep that it created a large budget shortfall that demands immediate critical attention. Fortunately for bond holders, Louisiana is constitutionally bound to operate a balanced budget. Legislators have been and will continue to cut expenses and raise taxes in order to balance the budget in the current and coming fiscal year.

At this juncture, Louisiana has yet to suffer the spike in unemployment and the overall economic downturn similar to past oil busts. One of the primary reasons is Louisiana with its large petrochemical and refining plants is also a significant beneficiary of lower oil and gas prices. To some extent these industries now act as shock absorbers to a decline in oil prices. Additional economic diversification can be found in Louisiana’s growing healthcare industry. Investors and bond ratings agencies are watching Louisiana closely to determine how well state and local finances are managed.

Looking ahead, we believe the Louisiana economy will likely be challenged by low oil prices for the next 18 to 24 months. Given this, Louisiana will be forced to continue making difficult budget decisions in order to maintain its sound credit quality. We are monitoring this situation closely.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Management’s Discussion of Fund Performance (unaudited) (continued)

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

January 31, 2016

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Institutional Class or Class A (with load), versus the Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Class C, versus the Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Annualized Return	Annualized Inception to Date
Institutional Class	2.56%	3.17%	6.33%
Class A, with load*	(1.82)%	1.50%	5.19%
Class A	2.25%	2.89%	6.06%
Class C	2.39%	n/a	3.85% (1)
Barclays Municipal Bond Index	2.71%	3.42%	5.78% (1)

For periods ended January 31, 2016. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*Refers to the individual maximum sales charge of 4.00%.

(1)	Class C commenced operations on May 31, 2013. The annualized inception to date return for the Index, since May 31, 2013, is 3.96%.

n /a — not applicable

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

January 31, 2016

The Hancock Horizon Microcap Fund (the “Fund”) seeks long-term capital appreciation by investing in stocks which the Advisor believes to have above average growth potential based on analysis. The Fund will attempt to achieve this objective by investing primarily in equity securities of U.S. companies with market capitalizations under $750 million.

At January 31, 2016, common stocks represented 91.8% of the Fund’s assets. The Fund’s largest holdings were in Financials, Consumer Discretionary, Information Technology and Industrials, while Consumer Staples, Energy and Materials had the least exposure.

The Fund’s return since inception (May 29, 2015) through January 31, 2016 was -8.53% for Institutional Class Shares, -8.67% for Class A Shares (without load), and -9.13% for Class C Shares. The Fund’s benchmark, the Russell Microcap Index, returned -18.06% for the same period.

The Fund’s performance was positively boosted by underweighting exposure to the Healthcare sector which experienced a significant correction in the biotechnology industry in particular. Additionally, the Fund also had multiple acquisitions in the Healthcare sector which further added to the overall outperformance. We were also able to add additional alpha through stock selection in Information Technology, Materials, and Consumer Discretionary sectors. Performance was most negatively impacted by stock selection in the financial sector.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Microcap Fund, Institutional Class, Class A (with load) or Class C, versus the Russell Microcap Index and the Lipper Small-Cap Core Funds Classification

The Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

The Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, comparable to the S&P Small Cap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

Cumulative Inception to Date Return
Institutional Class	(8.53)%
Class A, with load*	(13.46)%
Class A	(8.67)%
Class C	(9.13)%
Russell Microcap Index	(18.06)%

For periods ended January 31, 2016. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

January 31, 2016

Top Ten Equity Holdings

Percentage of Total Investments
Spark Energy	2.4%
Simulations Plus	1.9%
Cascade Microtech	1.8%
Mercury Systems	1.7%
Carrols Restaurant Group	1.7%
Monarch Casino & Resort	1.7%
Chase	1.7%
Anika Therapeutics	1.7%
Star Gas Partners	1.7%
Duluth Holdings	1.6%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Mississippi Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Mississippi personal income tax by investing primarily in municipal bonds of Mississippi issuers.

For the year ended January 31, 2016, the Fund generated a total return of 2.11% for the Institutional Class Shares, 1.91% for the Class A Shares (without load) and 1.14% for the Class C Shares. This compares to 2.71% for the Barclays Municipal Bond Index and 1.74% for the Lipper Other States Municipal Debt Objective. Fund performance trailed the benchmark index due to its longer-term maturity in a period of rising Mississippi municipal bond interest rates.

During this fiscal period, the Fund’s sector allocation emphasized higher yielding Revenue bonds over General Obligation securities, both state and local. Total Revenue bonds represented 76.32% of the portfolio while General Obligation bonds comprised 18.73% of the Fund. The period ended with the Fund’s average effective maturity at 14.94 years and a weighted average effective duration of 8.14 years. The average quality of the Fund was Aa3.

The fiscal year ended January 31, 2016 was generally a challenging period for long-term municipal bond investors as interest rates rose modestly and bond prices dipped. The move to slightly higher yields was largely a counter reaction to the double digit returns the Fund experienced in the previous fiscal year.

Economically, the past year was a marked improvement for the State of Mississippi as a whole. After enduring negative growth in 2013 and 2014, Mississippi returned to positive growth in 2015 of around 1%. Unemployment still remains well above the national average and stubbornly high at 7.2% as of December 31, 2015. Mississippi typically trails the rest of the country in rebounding from recession. This recovery is no exception. It appears, however, that Mississippi is gaining some economic momentum as statewide growth is expected to continue to improve in 2016 and 2017. Personal incomes are expected to rise on average 4% for 2016. Mississippi credit quality remained largely stable for the year with the traditional factors at play. State finances are managed on a very conservative and responsible basis. The state continues to maintain an ample “rainy day” fund to buffer against unanticipated revenue shortfalls.

Looking ahead, we believe the Mississippi economy will continue to grow but at a slower pace than most of the country. Mississippi state and local governments should generally experience improving finances over the coming year. In all, the Mississippi tax exempt municipal market still offers good value relative to other investment grade taxable fixed income alternatives. With few tax-advantaged options still available to high tax bracket investors, municipal bonds remain one of the best options for income and quality.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

January 31, 2016

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Institutional Class or Class A (with load), versus the Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Class C, versus the Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Annualized Return	Annualized Inception to Date
Institutional Class	2.11%	2.69%	5.90%
Class A, with load*	(2.17)%	1.06%	4.78%
Class A	1.91%	2.45%	5.65%
Class C	1.14%	n/a	3.05% (1)
Barclays Municipal Bond Index	2.71%	3.42%	5.78% (1)

For periods ended January 31, 2016. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*Refers to the individual maximum sales charge of 4.00%.

(1)	Class C commenced operations on May 31, 2013. The annualized inception to date return for the Index, since May 31, 2013, is 3.96%.

n/a — not applicable

Sector Weightings

% of Total Portfolio Investments

January 31, 2016

Credit Quality Ratings

Moody’s

S&P

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Quantitative Long/Short Fund (the “Fund”) seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S.

Horizon Advisers establishes long positions in common stocks we believe to be “undervalued” and establishes short positions in common stocks we believe to be “overvalued” based on quantitative, fundamental and technical analyses. There are two aspects to our investment process. One involves a top down approach to the Fund’s net positioning by reviewing various forms of valuation and momentum indicators of the general US equity markets. The second relates to the bottom up approach to stock selection derived primarily using quantitative techniques. Our quantitative model ranks stocks according to their relative attractiveness based on factors such as financial strength, analyst earnings estimates, and earnings quality.

On January 31, 2016, the Quantitative Long/Short Fund had a net long position of 57.4%, with 3.3% of the Fund’s value in short positions. The Fund’s largest holdings were in Consumer Discretionary, Health Care and Information Technology sectors while having the least exposure to energy stocks.

The Quantitative Long/Short Fund’s return for the year ended January 31, 2016 was -1.59% for Institutional Class, -1.85% for Class A (without load), and -2.63% for Class C. This compares favorably to the Fund’s Lipper benchmark, the Lipper Long-Short Equity Funds Index which returned -4.33% and the Fund’s Morningstar classification, Morningstar Long/Short which returned -3.81%. This performance was unfavorable to the S&P 1500 which returned -1.26% for the same period.

The Fund benefited from stock selection in Financials and Healthcare and by being underweight Energy relative to the S&P Composite 1500 index. Shorts held in the Fund were also a positive contributor to overall returns. However, stock selection in the Information Technology and Consumer Discretionary sectors were the biggest detractors from performance.

During 2015, the overall net long position changed significantly as we gradually reduced the Fund’s net long position from roughly 70% a year ago to 57.4% at the end of January. Our focus over the last two years on low volatility stocks for long positions has proven beneficial during this period of greater volatility. We continue to take a more defensive posture based on many of our valuation and momentum indicators. The relatively unconstrained nature of this strategy provides for considerable flexibility in the tactical positioning of the Fund as we attempt to manage the portfolio to achieve optimal risk adjusted returns.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

With short sales, you risk paying more for a security than you received from its sale.

January 31, 2016

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Quantitative Long/Short Fund, Institutional Class, Class A (with load), or Class C, versus the S&P Composite 1500 Index, and the Lipper Long/Short Equity Funds Index

The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.

Lipper Long/Short Equity Funds Index is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings — Long

% of Total Portfolio Investments, which excludes securities sold short

Sector Weightings — Short

Securities Sold Short, as a % of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

	One-Year Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Inception to Date
Institutional Class	(1.59)%	8.07%	7.63%	5.50%
Class A, with load*	(6.99)%	5.89%	6.21%	4.47%
Class A	(1.85)%	7.80%	7.36%	5.24%
Class C	(2.63)%	7.00%	6.57%	4.45%
S&P Composite 1500 Index	(1.26)%	10.98%	10.73%	9.58%

For periods ended January 31, 2016. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Top Ten Equity Holdings — Long

Percentage of Total Investments
Abercrombie & Fitch	0.7%
Cirrus Logic	0.7%
Nasdaq	0.6%
VCA	0.6%
Aptargroup	0.6%
O’Reilly Automotive	0.6%
Kroger	0.6%
Johnson & Johnson	0.6%
Stryker	0.6%
Navigators Group	0.6%

Top Ten Equity Holdings — Short

Percentage of Total Investments
Carrizo Oil & Gas	0.1%
Range Resources	0.1%
Cabot Oil & Gas	0.0%
Under Armour	0.0%
HealthStream	0.0%
Meritage Homes	0.0%
Equities	0.0%
Gulfport Energy	0.0%
Deckers Outdoor	0.0%
MarineMax	0.0%

January 31, 2016

The Hancock Horizon U.S. Small Cap Fund (the “Fund”) seeks long-term capital appreciation. The Fund will attempt to achieve this objective by investing primarily in equity securities of U.S. Companies with small capitalizations.

At January 31, 2016, common stocks represented 94.5% of the U.S. Small Cap Fund’s assets. The Fund’s largest holdings were in Financials, Consumer Discretionary, Information Technology, Industrials and Health Care, while Utilities, Energy, Consumer Staples and Telecommunications had the least exposure.

The U.S. Small Cap Fund’s return for the year ended January 31, 2016 was -0.45% for the Institutional Class Shares, -0.69% for Class A Shares (without load), and -1.46% for Class C Shares. The Fund’s benchmark, the Russell 2000 Growth Index, returned -9.92% for the same period. The Fund’s performance was outstanding relative to the benchmark with over a 9% lead on the Russell 2000 Growth Index.

The Fund’s performance was positively boosted relative to the benchmark by stock selection in Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, and Materials. Performance was negatively impacted by stock selection in Telecommunications. Utilities had a small positive contribution.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon U.S. Small Cap Fund, Institutional Class, Class A (with load), or Class C, versus the Russell 2000 Index, and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, comparable to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized Inception to Date
Institutional Class	(0.45)%	(1.80)%
Class A, with load*	(5.89)%	(4.54)%
Class A	(0.69)%	(2.04)%
Class C	(1.46)%	(2.70)%
Russell 2000 Index	(9.92)%	(4.20)%

For periods ended January 31, 2016. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2013.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

January 31, 2016

Top Ten Equity Holdings

Percentage of Total Investments
Cal-Maine Foods	2.0%
ServiceMaster Global Holdings	2.0%
Exponent	1.9%
Signature Bank NY	1.9%
James River Group Holdings	1.9%
Amerisafe	1.8%
Prestige Brands Holdings	1.8%
Pinnacle West Capital	1.8%
Hanover Insurance Group	1.8%
Alamo Group	1.8%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Value Fund (the “Fund”) seeks long-term capital appreciation with a secondary goal of current income.

Horizon Advisers chooses stocks that they believe to be “undervalued” based on its fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.

At January 31, 2016, common stocks represented 96.8% of the Fund’s assets. The Fund’s largest holdings were in Financial and Consumer Discretionary stocks while having little exposure to Telecommunications stocks.

The Fund’s return for the year ended January 31, 2016 was -7.85% for Institutional Class Shares, -8.10% for Class A Shares (without load), and -8.76% for Class C Shares. This compares unfavorably to the Fund’s benchmark, the Russell 1000 Value Index, which returned -5.00% for the same period.

The Fund’s unfavorable relative performance for the prior 12 months can be attributable to stock selection within Consumer Discretionary and Energy. An overweight in Consumer Discretionary and Materials stocks versus the Russell 1000 Value also hurt relative performance. Stock selection within Financial stocks provided the biggest boost to relative performance while an underweight in Utilities stocks also benefitted performance.

HCC Insurance Holdings (HCC), a property and casualty insurance company, was acquired by Tokio Marine Holdings resulting in HCC being one of the top performers for the Fund. HCC appreciated over 35% on the announcement of the acquisition. Other top performers include Stancorp Financial Group, also as a result of an acquisition, and Orbital ATK, a developer of advanced weapon and space systems. As probably expected, Energy names continued to struggle. Of the ten worst performance detractors, seven were Energy companies. Joining the energy names in the bottom ten were Consumer Discretionary companies, Macy’s, Aaron’s and Utility NRG Energy.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

January 31, 2016

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Value Fund, Institutional Class, Class A (with load), or Class C, versus the Russell 1000 Value Index, and the Lipper Multi-Cap Value Funds Classification

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Lipper Multi-Cap Value Funds Classification measures the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-999-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	(7.85)%	6.95%	7.57%	4.46%
Class A, with load*	(12.91)%	4.77%	6.15%	3.63%
Class A	(8.10)%	6.67%	7.30%	4.19%
Class C	(8.76)%	5.87%	6.50%	3.43%
Russell 1000 Value Index	(5.00)%	8.79%	9.61%	5.19%

For periods ended January 31, 2016. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (concluded)

Top Ten Equity Holdings

Percentage of Total Investments
Foot Locker	1.6%
First Solar	1.6%
Nasdaq	1.5%
Synovus Financial	1.4%
Raytheon	1.4%
Hanover Insurance Group	1.3%
Macy’s	1.3%
Progressive	1.3%
Wal-Mart Stores	1.3%
Convergys	1.3%

Disclosure of Fund Expenses (unaudited)	January 31, 2016

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period form August 1, 2015 to January 31, 2016.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return — This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the “Expenses Paid During Period” column.

• Hypothetical 5% return — This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses (unaudited) (continued)

	Beginning Account Value 8/1/2015	Ending Account Value 1/31/2016	Annualized Expense Ratios	Expenses Paid During Period*
Burkenroad Small Cap Fund
Actual Fund Return
Class A	$1,000.00	$888.80	1.39%	$6.60
Class D	1,000.00	887.60	1.64%	7.79

Hypothetical 5% Return
Class A	$1,000.00	$1,018.22	1.39%	$7.05
Class D	1,000.00	1,016.95	1.64%	8.33

Core Bond Fund(1)
Actual Fund Return
Institutional Class	$1,000.00	$998.70	0.75%	$3.79
Class A	1,000.00	998.10	1.00%	5.05
Class C	1,000.00	993.70	1.75%	8.80

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.41	0.75%	$3.83
Class A	1,000.00	1,020.15	1.00%	5.10
Class C	1,000.00	1,016.37	1.75%	8.90

Diversified Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$918.70	0.90%	$4.37
Class A	1,000.00	917.40	1.15%	5.57
Class C	1,000.00	913.80	1.90%	9.18

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.65	0.90%	$4.60
Class A	1,000.00	1,019.39	1.15%	5.87
Class C	1,000.00	1,015.61	1.90%	9.67

Diversified International Fund
Actual Fund Return
Institutional Class	$1,000.00	$837.70	1.28%	$5.91
Class A	1,000.00	836.20	1.52%	7.02
Class C	1,000.00	833.90	2.27%	10.51

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.78	1.28%	$6.49
Class A	1,000.00	1,017.56	1.52%	7.71
Class C	1,000.00	1,013.75	2.27%	11.54

	Beginning Account Value 8/1/2015	Ending Account Value 1/31/2016	Annualized Expense Ratios	Expenses Paid During Period*
Dynamic Asset Allocation Fund(1)
Actual Fund Return
Institutional Class	$1,000.00	$916.80	1.41%	$6.80
Class A	1,000.00	915.00	1.65%	7.96
Class C	1,000.00	912.10	2.41%	11.62

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.12	1.41%	$7.15
Class A	1,000.00	1,016.89	1.65%	8.38
Class C	1,000.00	1,013.05	2.41%	12.23

Government Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.10	0.15%	$0.76
Institutional Sweep Class	1,000.00	1,000.10	0.15%	0.76
Class A	1,000.00	1,000.10	0.15%	0.76

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.44	0.15%	$0.77
Institutional Sweep Class	1,000.00	1,024.44	0.15%	0.77
Class A	1,000.00	1,024.44	0.15%	0.77

Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$903.00	1.03%	$4.96
Class A	1,000.00	901.40	1.28%	6.15
Class C	1,000.00	898.40	2.03%	9.73

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.99	1.03%	$5.26
Class A	1,000.00	1,018.74	1.28%	6.53
Class C	1,000.00	1,014.96	2.03%	10.32

International Small Cap Fund
Actual Fund Return
Institutional Class	$1,000.00	$903.00	1.55%	$7.44
Class A	1,000.00	902.10	1.80%	8.63
Class C	1,000.00	898.10	2.60%	12.45

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,017.39	1.55%	$7.88
Class A	1,000.00	1,016.13	1.80%	9.15
Class C	1,000.00	1,012.09	2.60%	13.20

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
(1)	Excludes indirect expenses of underlying funds in which the Fund invests.

January 31, 2016

	Beginning Account Value 8/1/2015	Ending Account Value 1/31/2016	Annualized Expense Ratios		Expenses Paid During Period*
Louisiana Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,038.90	0.75%		$3.87
Class A	1,000.00	1,037.00	1.00%		5.14
Class C	1,000.00	1,038.90	0.00	%(2)	0.00

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.41	0.75%		$3.83
Class A	1,000.00	1,020.16	1.00%		5.10
Class C	1,000.00	1,016.38	1.75	%(1)	8.89

Microcap Fund
Actual Fund Return
Institutional Class	$1,000.00	$912.80	1.50%		$7.24
Class A	1,000.00	911.50	1.75%		8.44
Class C	1,000.00	908.10	2.50%		12.03

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,017.63	1.50%		$7.64
Class A	1,000.00	1,016.39	1.75%		8.90
Class C	1,000.00	1,012.59	2.50%		12.69

Mississippi Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,042.70	0.75%		$3.88
Class A	1,000.00	1,042.00	1.00%		5.16
Class C	1,000.00	1,037.70	1.75%		8.97

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.41	0.75%		$3.84
Class A	1,000.00	1,020.15	1.00%		5.10
Class C	1,000.00	1,016.40	1.75%		8.88

	Beginning Account Value 8/1/2015	Ending Account Value 1/31/2016	Annualized Expense Ratios	Expenses Paid During Period*
Quantitative Long/Short Fund
Actual Fund Return
Institutional Class	$1,000.00	$940.90	1.83%	$8.95
Class A	1,000.00	939.80	2.08%	10.18
Class C	1,000.00	935.90	2.83%	13.82

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,015.98	1.83%	$9.30
Class A	1,000.00	1,014.71	2.08%	10.57
Class C	1,000.00	1,010.93	2.83%	14.35

U.S. Small Cap Fund
Actual Fund Return
Institutional Class	$1,000.00	$869.60	1.10%	$5.20
Class A	1,000.00	868.30	1.35%	6.37
Class C	1,000.00	864.60	2.10%	9.89

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.65	1.10%	$5.61
Class A	1,000.00	1,018.39	1.35%	6.88
Class C	1,000.00	1,014.60	2.10%	10.68

Value Fund
Actual Fund Return
Institutional Class	$1,000.00	$873.30	1.02%	$4.82
Class A	1,000.00	872.20	1.27%	5.99
Class C	1,000.00	869.30	2.02%	9.51

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.06	1.02%	$5.20
Class A	1,000.00	1,018.81	1.27%	6.46
Class C	1,000.00	1,015.03	2.02%	10.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1)	The Share class is expected to run at the expense limit of 1.75%, when assets are contributed.
(2)	There were no expenses accrued in the period due to low average net assets relative to other classes of the Fund.

Schedules of Investments

Burkenroad Small Cap Fund

Description	Shares	Value (000)
Common Stock — 98.8%
Aerospace & Defense — 1.3%
HEICO	160,000	$8,912
Total Aerospace & Defense		8,912
Apparel & Textiles — 1.2%
Oxford Industries	120,000	8,383
Total Apparel & Textiles		8,383
Automotive — 2.9%
Asbury Automotive Group*	120,000	5,650
CST Brands	236,897	9,177
Group 1 Automotive	100,000	5,365
Total Automotive		20,192
Banks — 12.7%
EverBank Financial	490,000	6,894
FCB Financial Holdings, Cl A*	220,000	7,396
First Financial Bankshares	290,000	7,575
International Bancshares	340,000	7,885
LegacyTexas Financial Group	300,000	5,859
Prosperity Bancshares	150,000	6,360
Renasant	290,000	9,208
ServisFirst Bancshares	190,000	7,613
Synovus Financial	350,000	10,686
Trustmark	380,000	8,223
United Community Banks	520,000	9,391
Total Banks		87,090
Broadcasting, Newspapers and Advertising — 1.4%
Gray Television*	730,000	9,600
Total Broadcasting, Newspapers and Advertising		9,600
Building & Construction — 1.9%
Builders FirstSource*	633,040	5,083
TopBuild*	300,000	8,034
Total Building & Construction		13,117
Commercial Services — 1.3%
Insperity	200,000	8,986
Total Commercial Services		8,986
Computer Software — 4.6%
Ebix	350,000	11,942
Manhattan Associates*	210,000	12,107
RealPage*	380,000	7,330
Total Computer Software		31,379

Description	Shares	Value (000)
Computers & Services — 2.8%
Cardtronics*	250,000	$7,702
Sykes Enterprises*	390,000	11,482
Total Computers & Services		19,184
Data Processing & Outsourced Services — 1.1%
FTI Consulting*	230,000	7,795
Total Data Processing & Outsourced Services		7,795
Electrical Utilities — 2.5%
Calpine*	550,000	8,420
El Paso Electric	220,000	9,005
Total Electrical Utilities		17,425
Electronic Components & Equipment — 1.2%
Tech Data*	135,000	8,424
Total Electronic Components & Equipment		8,424
Engineering Services — 3.5%
Comfort Systems USA	350,000	9,919
Dycom Industries*	210,000	13,915
Total Engineering Services		23,834
Entertainment — 1.5%
Six Flags Entertainment	210,000	10,557
Total Entertainment		10,557
Financial Services — 1.3%
Cash America International	300,000	8,982
Total Financial Services		8,982
Food, Beverage & Tobacco — 8.0%
Cal-Maine Foods	210,000	10,599
Flowers Foods	430,000	8,832
Fresh Del Monte Produce	250,000	10,202
National Beverage*	390,000	16,123
Sanderson Farms	110,000	8,934
Total Food, Beverage & Tobacco		54,690
Gas & Natural Gas — 1.6%
Atmos Energy	160,000	11,075
Total Gas & Natural Gas		11,075
Hotels & Lodging — 0.9%
Marriott Vacations Worldwide	130,000	6,421
Total Hotels & Lodging		6,421

Schedules of Investments	January 31, 2016

Burkenroad Small Cap Fund (concluded)

Description	Shares	Value (000)
Household Products — 1.6%
Helen of Troy*	120,000	$10,724
Total Household Products		10,724
Insurance — 6.4%
American National Insurance	80,000	7,774
Amerisafe	220,000	11,222
HCI Group	220,000	7,315
Infinity Property & Casualty	120,000	9,527
Primerica	170,000	7,652
Total Insurance		43,490
Machinery — 1.4%
Alamo Group	180,000	9,545
Total Machinery		9,545
Manufacturing — 1.1%
AZZ	150,000	7,722
Total Manufacturing		7,722
Medical Products & Services — 5.8%
Adeptus Health, Cl A*	140,000	6,605
Greatbatch*	190,000	7,336
Lexicon Pharmaceuticals*	629,160	6,411
Luminex*	400,000	7,676
US Physical Therapy	225,000	11,509
Total Medical Products & Services		39,537
Metals & Mining — 2.1%
Commercial Metals	550,000	7,656
Encore Wire	190,000	7,070
Total Metals & Mining		14,726
Office Furniture & Fixtures — 1.0%
Interface, Cl A	410,000	6,925
Total Office Furniture & Fixtures		6,925
Paper & Paper Products — 3.7%
Graphic Packaging Holding	640,000	7,271
Neenah Paper	155,000	9,368
Schweitzer-Mauduit International	200,000	8,400
Total Paper & Paper Products		25,039
Petroleum & Fuel Products — 5.6%
Diamondback Energy	110,000	8,310
Matador Resources*	310,000	4,969
McDermott International*	1,650,000	4,554
Memorial Resource Development*	470,000	7,478
Newfield Exploration*	210,000	6,105

Description	Shares	Value (000)
Petroleum & Fuel Products (continued)
RPC	560,000	$6,983
Total Petroleum & Fuel Products		38,399
Petroleum Refining — 2.2%
Alon USA Energy	570,000	7,171
Western Refining	220,000	7,238
Total Petroleum Refining		14,409
Real Estate Investment Trusts — 2.4%
EastGroup Properties	140,000	7,474
Lamar Advertising, Cl A	160,000	8,978
Total Real Estate Investment Trusts		16,452
Retail — 8.9%
Chuy’s Holdings*	240,000	8,206
Dave & Buster’s Entertainment*	230,000	8,342
GameStop, Cl A	220,000	5,766
Hibbett Sports*	190,000	6,110
Pool	150,000	12,675
Popeyes Louisiana Kitchen*	160,000	9,861
Ruth’s Hospitality Group	620,000	10,075
Total Retail		61,035
Semi-Conductors & Instruments — 2.8%
Cirrus Logic*	325,000	11,284
Jabil Circuit	390,000	7,765
Total Semi-Conductors & Instruments		19,049
Transportation Services — 1.1%
Trinity Industries	335,000	7,176
Total Transportation Services		7,176
Web Hosting/Design — 1.0%
Web.com Group*	350,000	6,590
Total Web Hosting/Design		6,590
Total Common Stock (Cost $600,381 (000))		676,864
Cash Equivalent (A) — 1.2%
Federated Prime Obligations Fund, Cl I, 0.320%	8,457,393	8,457
Total Cash Equivalent (Cost $8,457 (000))		8,457
Total Investments — 100.0% (Cost $608,838 (000))		$685,321

Percentages are based on net assets of $685,118 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2016.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Core Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds — 57.8%
Aerospace & Defense — 2.1%
Honeywell International
5.300%, 03/01/18	$1,400	$1,519
Orbital ATK (A)
5.500%, 10/01/23	250	254
Rockwell Collins (B)
0.862%, 12/15/16	2,000	1,997
United Technologies
4.500%, 04/15/20	1,000	1,096
Total Aerospace & Defense		4,866
Automotive — 0.1%
Titan International
6.875%, 10/01/20	250	183
Total Automotive		183
Banks — 4.5%
Bank of America MTN (B)
1.656%, 03/22/18	2,000	2,001
Branch Banking & Trust (B)
0.844%, 12/01/16	2,500	2,498
General Electric Capital MTN (B)
0.614%, 08/07/18	5,000	4,954
JPMorgan Chase (B)
1.519%, 01/25/18	1,000	1,001
Total Banks		10,454
Building & Construction — 0.7%
CRH America
8.125%, 07/15/18	1,300	1,482
K Hovnanian Enterprises (A)
7.250%, 10/15/20	250	201
Total Building & Construction		1,683
Chemicals — 0.6%
Cornerstone Chemical (A)
9.375%, 03/15/18	250	222
Dow Chemical
4.250%, 11/15/20	1,000	1,054
Momentive Performance Materials
3.880%, 10/24/21	250	168
Total Chemicals		1,444
Commercial Services — 0.1%
Global A&T Electronics (A)
10.000%, 02/01/19	250	182
Total Commercial Services		182

Description	Face Amount (000)	Value (000)
Computer Software — 0.1%
Interface Security Systems Holdings
9.250%, 01/15/18	$250	$234
Total Computer Software		234
Computers & Services — 5.4%
Apple
3.450%, 05/06/24	6,000	6,223
Cisco Systems
3.625%, 03/04/24	6,000	6,374
Total Computers & Services		12,597
Data Processing & Outsourced Services — 0.1%
Nielsen Finance (A)
5.000%, 04/15/22	250	252
Total Data Processing & Outsourced Services		252
Diversified Operations — 0.1%
INVISTA Finance (A)
4.250%, 10/15/19	250	242
Total Diversified Operations		242
Electrical Utilities — 1.4%
Georgia Power (B)
0.762%, 08/15/16	2,000	1,999
Gulf Power
3.100%, 05/15/22	1,250	1,267
Total Electrical Utilities		3,266
Entertainment — 4.4%
CCO Safari II (A)
4.908%, 07/23/25	250	250
DIRECTV Holdings
5.200%, 03/15/20	1,500	1,637
Lee Enterprises (A)
9.500%, 03/15/22	250	230
McClatchy
9.000%, 12/15/22	200	176
Scientific Games
8.125%, 09/15/18	250	178
Viacom
5.625%, 09/15/19	1,500	1,619
4.500%, 03/01/21	5,000	5,180
3.875%, 12/15/21	1,000	988
Total Entertainment		10,258

Schedules of Investments	January 31, 2016

Core Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Entertainment & Gaming — 0.1%
Activision Blizzard (A)
5.625%, 09/15/21	$300	$315
Total Entertainment & Gaming		315
Financial Services — 13.9%
American Honda Finance MTN (B)
1.117%, 10/07/16	2,000	2,004
American Honda Finance (A)
1.500%, 09/11/17	2,000	2,008
BP Capital Markets
1.233%, 09/26/18 (B)	3,550	3,511
0.764%, 11/07/16 (B)	2,000	1,996
Ford Motor Credit
3.000%, 06/12/17	3,000	3,025
Goldman Sachs Group (B)
1.818%, 04/30/18	3,000	3,010
Goldman Sachs Group MTN
6.000%, 06/15/20	2,000	2,245
Innovation Ventures (A)
9.500%, 08/15/19	208	213
John Deere Capital MTN
2.800%, 09/18/17	1,350	1,383
1.300%, 03/12/18	1,000	994
KCG Holdings (A)
6.875%, 03/15/20	250	216
Morgan Stanley MTN
5.550%, 04/27/17	970	1,016
1.899%, 04/25/18 (B)	3,000	3,019
Total Capital International (B)
0.911%, 08/10/18	3,108	3,088
Wachovia (B)
0.782%, 06/15/17	5,000	4,973
Total Financial Services		32,701
Food, Beverage & Tobacco — 2.9%
Carolina Beverage Group (A)
10.625%, 08/01/18	100	98
Coca-Cola
3.300%, 09/01/21	1,000	1,064
1.150%, 04/01/18	2,000	2,001
Land O’ Lakes (A)
6.000%, 11/15/22	300	312
PepsiCo
1.850%, 04/30/20	2,000	2,009
SABMiller Holdings (A)(B)
1.019%, 08/01/18	1,000	993

Description	Face Amount (000)	Value (000)
Food, Beverage & Tobacco (continued)
SUPERVALU
6.750%, 06/01/21	$250	$211
Total Food, Beverage & Tobacco		6,688
Gas & Natural Gas — 2.3%
Enbridge Energy Partners
6.500%, 04/15/18	5,125	5,244
Williams Partners
6.125%, 07/15/22	250	204
Total Gas & Natural Gas		5,448
Hotels & Lodging — 0.2%
Hilton Worldwide Finance
5.625%, 10/15/21	250	258
Royal Caribbean Cruises
5.250%, 11/15/22	250	256
Total Hotels & Lodging		514
Industrials — 0.7%
General Electric Capital MTN (B)
1.422%, 04/15/20	1,745	1,743
Total Industrials		1,743
Information Technology — 2.2%
Microsoft
3.125%, 11/03/25	5,000	5,117
Total Information Technology		5,117
Insurance — 2.1%
American International Group
4.875%, 06/01/22	4,500	4,800
Genworth Holdings MTN
6.515%, 05/22/18	250	204
Total Insurance		5,004
Manufacturing — 0.2%
ConAgra Foods
1.900%, 01/25/18	500	499
Total Manufacturing		499
Medical Products & Services — 3.8%
Amgen
3.625%, 05/22/24	6,000	6,073
CHS
5.125%, 08/01/21	250	248

Schedules of Investments

Core Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Medical Products & Services (continued)
Covenant Surgical Partners (A)
8.750%, 08/01/19	$250	$242
Humana
7.200%, 06/15/18	1,425	1,589
Tenet Healthcare
6.000%, 10/01/20	250	264
Universal Hospital Services
7.625%, 08/15/20	250	220
Valeant Pharmaceuticals International (A)
6.125%, 04/15/25	250	225
Total Medical Products & Services		8,861
Metals & Mining — 2.0%
Nucor
4.000%, 08/01/23	4,500	4,395
Thompson Creek Metals
9.750%, 12/01/17	250	184
Total Metals & Mining		4,579
Paper & Related Products — 0.1%
PaperWorks Industries (A)
9.500%, 08/15/19	150	138
Tembec Industries (A)
9.000%, 12/15/19	250	158
Total Paper & Related Products		296
Petroleum & Fuel Products — 0.9%
Cloud Peak Energy Resources
8.500%, 12/15/19	250	104
Devon Energy (B)
1.052%, 12/15/16	2,000	1,968
Transocean
6.875%, 12/15/21	250	147
Total Petroleum & Fuel Products		2,219
Printing & Publishing — 0.1%
Cenveo (A)
6.000%, 08/01/19	250	172
Total Printing & Publishing		172
Real Estate Investment Trust — 0.1%
Crown Castle International
5.250%, 01/15/23	250	266
Total Real Estate Investment Trust		266

Description	Face Amount (000)	Value (000)
Retail — 3.8%
Home Depot
3.750%, 02/15/24	$6,000	$6,431
International Lease Finance
5.875%, 08/15/22	250	259
L Brands
5.625%, 02/15/22	250	269
Outerwall
6.000%, 03/15/19	150	130
Target
5.375%, 05/01/17	1,000	1,055
Toys R Us Property II
8.500%, 12/01/17	250	231
Yum! Brands
6.250%, 04/15/16	500	504
Total Retail		8,879
Semi-Conductors & Instruments — 0.1%
Flextronics International
5.000%, 02/15/23	150	153
Jabil Circuit
4.700%, 09/15/22	150	143
Total Semi-Conductors & Instruments		296
Telecommunication Services — 0.1%
Level 3 Financing
5.375%, 08/15/22	250	254
Total Telecommunication Services		254
Telephones & Telecommunication — 1.9%
AT&T
5.800%, 02/15/19	2,800	3,092
Avaya (A)
9.000%, 04/01/19	250	169
Cequel Communications Holdings I (A)
6.375%, 09/15/20	250	242
Cincinnati Bell
8.375%, 10/15/20	250	254
Frontier Communications
8.750%, 04/15/22	350	315
GTE
6.840%, 04/15/18	445	486
Total Telephones & Telecommunication		4,558
Transportation Services — 0.6%
Accuride
9.500%, 08/01/18	85	66

Schedules of Investments	January 31, 2016

Core Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Transportation Services (continued)
PACCAR Financial MTN (B)
1.052%, 12/06/18	$1,000	$1,002
XPO Logistics (A)
7.875%, 09/01/19	250	249
Total Transportation Services		1,317
Wireless Telecommunication Services — 0.1%
Sprint Capital
6.900%, 05/01/19	250	200
Total Wireless Telecommunication Services		200
Total Corporate Bonds (Cost $136,848 (000))		135,587
Municipal Bonds — 21.4%
Arkansas State, Development Finance Authority, RB
5.210%, 04/01/23	1,020	1,115
Birmingham Water Works Board, Ser A, RB
3.875%, 01/01/32	2,000	2,086
Borough of North Slope Alaska, GO
5.126%, 06/30/20	1,000	1,141
City & County of San Francisco, California, GO
4.600%, 06/15/20	1,000	1,093
City of Austin, Texas, RB
5.086%, 11/15/25	500	571
City of Cape Coral, Florida, RB
6.369%, 10/01/24	1,500	1,712
City of Dallas, Texas, GO
4.589%, 02/15/21	1,000	1,131
4.489%, 02/15/20	500	559
4.389%, 02/15/19	500	548
City of Dallas, Texas, GO
4.660%, 02/15/24	1,000	1,108
City of Lafayette, Louisiana, Ser A, RB, AGM
7.230%, 03/01/34	1,000	1,122
City of New Orleans, Louisiana, GO
2.123%, 09/01/17	2,190	2,201
City of New York, New York, Sub-Ser G-2, GO
3.500%, 03/01/16	1,500	1,504
Clark County School District Finance, RB,
5.200%, 06/01/26	2,000	2,109
County of Cumberland, North Carolina, RB
6.100%, 11/01/25	1,000	1,162
County of Guilford, North Carolina, GO
4.641%, 08/01/22	1,000	1,143
County of Pierce, Washington, GO
4.700%, 08/01/21	1,085	1,216

Description	Face Amount (000)	Value (000)
Municipal Bonds (continued)
County of St. Louis, Missouri, RB
5.200%, 12/01/28	$2,000	$2,241
East Baton Rouge, Louisiana, Sewerage Commission, RB
3.543%, 02/01/16	1,000	1,000
Florida State Board of Education, Lottery Revenue, RB
5.541%, 07/01/21	1,000	1,121
5.391%, 07/01/20	400	446
Florida State Board of Education, Ser G, GO
4.650%, 06/01/20	1,500	1,654
JEA, Florida Bulk Power Supply System, RB
4.900%, 10/01/20	1,000	1,112
Jefferson & Madison Counties, Idaho, Joint School District No. 251 Rigby, GO, SCH
5.250%, 09/01/26	1,830	1,971
Louisiana Local Government, Environmental Facilities & Community Development Authority, RB, AGM
6.080%, 12/15/25	2,500	2,943
Macomb Interceptor Drain District, GO
4.250%, 05/01/21	1,500	1,554
Metropolitan Transportation Authority, RB
4.546%, 11/15/17	1,000	1,057
Pennsylvania State, GO
4.450%, 02/15/20	1,500	1,670
Rollins College, RB, AGM
5.750%, 12/01/20	1,500	1,620
State of California, GO
5.250%, 08/01/38	1,000	1,100
State of Louisiana, Ser B, GO
2.000%, 05/15/20	6,000	6,130
State of Louisiana, Ser D, GO
2.269%, 07/15/20	1,000	1,033
State of Mississippi, GO
1.351%, 11/01/17	1,000	1,010
State of Rhode Island, GO
4.663%, 04/01/21	1,000	1,109
Total Municipal Bonds (Cost $46,715 (000))		50,292
U.S. Government Mortgage-Backed Obligations — 13.5%
FHLMC
5.500%, 08/01/21	96	102
5.500%, 10/01/36	87	96
5.000%, 10/01/16	12	13
5.000%, 04/01/22	83	88
5.000%, 04/01/23	38	42

Schedules of Investments

Core Bond Fund (concluded)

Description	Face Amount (000)	Value (000)
U.S. Government Mortgage-Backed Obligations (continued)
FHLMC (continued)
4.500%, 05/01/24	$103	$111
3.500%, 05/15/25	2,210	2,294
3.000%, 12/01/26	3,052	3,195
FNMA
6.500%, 01/01/32	43	49
6.000%, 08/01/35	182	208
6.000%, 05/01/36	73	83
6.000%, 07/01/36	15	17
5.500%, 06/01/25	207	231
5.500%, 10/01/34	54	61
5.500%, 01/01/36	16	18
5.500%, 02/01/36	52	58
5.500%, 04/01/36	43	48
5.000%, 10/01/18	38	39
5.000%, 12/01/18	30	31
5.000%, 11/01/21	61	64
5.000%, 05/01/38	169	186
4.500%, 07/01/18	46	48
4.500%, 07/01/24	281	303
4.000%, 04/01/31	1,146	1,237
4.000%, 09/01/31	2,046	2,210
3.500%, 09/01/25	874	925
3.500%, 06/01/26	1,354	1,432
3.500%, 12/01/31	2,159	2,290
3.500%, 02/01/32	2,955	3,136
3.500%, 12/01/41	2,356	2,472
3.000%, 10/01/21	277	290
2.625%, 09/06/24	2,000	2,084
2.500%, 04/25/31	2,397	2,401
2.000%, 06/25/30	3,016	3,050
2.000%, 08/25/36	1,154	1,153
GNMA
7.500%, 12/20/29	1	1
6.500%, 03/15/31	6	7
6.500%, 07/15/31	163	187
6.000%, 05/15/28	1	1
6.000%, 09/15/34	185	209
6.000%, 11/15/34	29	33
6.000%, 12/15/34	52	60
5.500%, 01/15/36	372	420
5.500%, 04/15/36	174	197
5.000%, 09/15/17	21	22
5.000%, 12/15/17	22	22
5.000%, 10/15/18	4	4
5.000%, 11/15/18	4	4
5.000%, 01/15/19	85	90
5.000%, 03/15/33	7	8
5.000%, 04/15/33	4	4
5.000%, 06/15/33	25	28

Description	Face Amount (000)/Shares	Value (000)
U.S. Government Mortgage-Backed Obligations (continued)
GNMA (continued)
5.000%, 04/15/38	$180	$198
4.500%, 02/15/20	110	115
Total U.S. Government Mortgage-Backed Obligations (Cost $30,259 (000))		31,675
Registered Investment Company — 4.7%
Open-End Fund — 4.7%
BlackRock High Yield Portfolio, Institutional Class	1,582,690	11,079
Total Open-End Fund		11,079
Total Registered Investment Company (Cost $12,926 (000))		11,079
Convertible Bond (A) — 0.1%
Electrical Utilities — 0.1%
NRG Yield
3.500%, 02/01/19	250	219
Total Electrical Utilities		219
Total Convertible Bond (Cost $239 (000))		219
Cash Equivalent (C) — 1.7%
Federated Prime Obligations Fund, Cl I, 0.320%	4,012,207	4,012
Total Cash Equivalent (Cost $4,012 (000))		4,012
Total Investments — 99.2% (Cost $230,999 (000))		$232,864

Percentages are based on net assets of $234,717 (000).

(A)	144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. These securities have been determined to be liquid under guidelines established by the Board of Trustees. On January 31, 2016, the value of these securities amounted to $7,802 (000), representing 3.3% of the net assets.
(B)	Variable Rate Security — The rate reported is the rate in effect at January 31, 2016.
(C)	The rate reported is the 7-day effective yield as of January 31, 2016.

AGM — Assured Guaranty Municipal

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2016

Diversified Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds — 31.7%
Aerospace & Defense — 0.5%
Orbital ATK (A)
5.500%, 10/01/23	$250	$254
Total Aerospace & Defense		254
Automotive — 1.7%
American Axle & Manufacturing
6.625%, 10/15/22	500	500
Titan International
6.875%, 10/01/20	500	366
Total Automotive		866
Building & Construction — 2.2%
Beazer Homes USA
7.250%, 02/01/23	250	206
Cemex Finance (A)
9.375%, 10/12/22	500	505
K Hovnanian Enterprises (A)
7.250%, 10/15/20	500	401
Total Building & Construction		1,112
Chemicals — 1.6%
Cornerstone Chemical (A)
9.375%, 03/15/18	500	445
Momentive Performance Materials
3.880%, 10/24/21	500	336
Total Chemicals		781
Commercial Services — 0.7%
Global A&T Electronics (A)
10.000%, 02/01/19	500	365
Total Commercial Services		365
Computer Software — 0.5%
Interface Security Systems Holdings
9.250%, 01/15/18	250	234
Total Computer Software		234
Data Processing & Outsourced Services — 0.1%
Nielsen Finance (A)
5.000%, 04/15/22	65	66
Total Data Processing & Outsourced Services		66
Entertainment — 2.3%
Lee Enterprises (A)
9.500%, 03/15/22	500	459

Description	Face Amount (000)	Value (000)
Entertainment (continued)
McClatchy
9.000%, 12/15/22	$405	$357
Scientific Games
8.125%, 09/15/18	500	356
Total Entertainment		1,172
Entertainment & Gaming — 0.6%
Activision Blizzard (A)
5.625%, 09/15/21	270	283
Total Entertainment & Gaming		283
Financial Services — 1.8%
Innovation Ventures (A)
9.500%, 08/15/19	460	471
KCG Holdings (A)
6.875%, 03/15/20	500	431
Total Financial Services		902
Food, Beverage & Tobacco — 1.7%
Carolina Beverage Group (A)
10.625%, 08/01/18	200	196
Simmons Foods (A)
7.875%, 10/01/21	250	221
SUPERVALU
6.750%, 06/01/21	500	421
Total Food, Beverage & Tobacco		838
Gas & Natural Gas — 0.6%
Teekay
8.500%, 01/15/20	500	315
Total Gas & Natural Gas		315
Hotels & Lodging — 0.5%
Hilton Worldwide Finance
5.625%, 10/15/21	250	258
Total Hotels & Lodging		258
Industrials — 1.1%
General Electric (B)(C)
5.000%, 12/29/49	547	562
Total Industrials		562
Machinery — 0.4%
Apex Tool Group (A)
7.000%, 02/01/21	250	181
Total Machinery		181

Schedules of Investments

Diversified Income Fund (continued)

Description	Face Amount (000)	Value (000)
Medical Products & Services — 3.8%
CHS
5.125%, 08/01/21	$250	$248
Covenant Surgical Partners (A)
8.750%, 08/01/19	250	243
Tenet Healthcare
6.000%, 10/01/20	500	529
Universal Hospital Services
7.625%, 08/15/20	500	440
Valeant Pharmaceuticals International (A)
6.125%, 04/15/25	500	449
Total Medical Products & Services		1,909
Metals & Mining — 0.7%
Thompson Creek Metals
9.750%, 12/01/17	500	369
Total Metals & Mining		369
Paper & Related Products — 1.1%
PaperWorks Industries (A)
9.500%, 08/15/19	250	230
9.000%, 12/15/19	500	316
Total Paper & Related Products		546
Petroleum & Fuel Products — 1.0%
Cloud Peak Energy Resources
8.500%, 12/15/19	500	207
Transocean
6.875%, 12/15/21	500	294
Total Petroleum & Fuel Products		501
Printing & Publishing — 0.7%
Cenveo (A)
6.000%, 08/01/19	500	344
Total Printing & Publishing		344
Retail — 1.5%
International Lease Finance
5.875%, 08/15/22	500	518
Outerwall
6.000%, 03/15/19	250	217
Total Retail		735
Semi-Conductors & Instruments — 1.0%
Flextronics International
5.000%, 02/15/23	250	253
Jabil Circuit
4.700%, 09/15/22	250	239
Total Semi-Conductors & Instruments		492

Description	Face Amount (000)/Shares	Value (000)
Telecommunication Services — 1.0%
Level 3 Financing
5.375%, 08/15/22	$500	$508
Total Telecommunication Services		508
Telephones & Telecommunication — 3.1%
Avaya (A)
9.000%, 04/01/19	500	339
Cequel Communications Holdings I (A)
6.375%, 09/15/20	250	242
Cincinnati Bell
8.375%, 10/15/20	500	509
Frontier Communications
8.750%, 04/15/22	495	445
Total Telephones & Telecommunication		1,535
Transportation Services — 0.7%
Accuride
9.500%, 08/01/18	165	129
XPO Logistics (A)
7.875%, 09/01/19	250	249
Total Transportation Services		378
Wireless Telecommunication Services — 0.8%
Sprint Capital
6.900%, 05/01/19	500	400
Total Wireless Telecommunication Services		400
Total Corporate Bonds (Cost $18,786 (000))		15,906
Preferred Stock — 21.3%
Banks — 2.9%
Citigroup
6.300% (C)	20,000	505
JPMorgan Chase
6.700% (C)	16,000	438
Wells Fargo
5.700% (C)	20,000	506
Total Banks		1,449
Financial Services — 4.8%
Ally Financial
8.500% (B)(C)	19,000	479
Goldman Sachs Group
5.500% (B)(C)	20,000	499
Morgan Stanley
6.875% (B)(C)	20,000	561
PPL Capital Funding
5.900%, 04/30/2073	22,900	594
State Street
5.900% (B)(C)	10,000	269
Total Financial Services		2,402

Schedules of Investments	January 31, 2016

Diversified Income Fund (continued)

Description	Shares	Value (000)
Insurance — 6.5%
Aegon
6.375% (C)	22,170	$567
Allstate
5.625% (C)	20,000	516
American Financial Group
5.750%, 08/25/2042	23,010	598
AmTrust Financial Services
7.500% (C)	20,000	508
Hartford Financial Services Group
7.875%, 04/15/2042 (B)	18,240	560
Maiden Holdings North America
8.000%, 03/27/2042	19,000	498
Total Insurance		3,247
Pipelines — 0.8%
NuStar Logistics
7.625%, 01/15/2043 (B)	19,490	395
Total Pipelines		395
Real Estate Investment Trust — 3.0%
DDR
6.250% (C)	20,000	505
Digital Realty Trust
5.875% (C)	20,000	497
Public Storage
5.400% (C)	20,000	507
Total Real Estate Investment Trust		1,509
Telephones & Telecommunication — 1.6%
Qwest
7.000%, 04/01/2052	13,141	341
6.125% 06/01/2053	20,000	495
Total Telephones & Telecommunication		836
Transportation Services — 0.7%
Costamare
7.625% (C)	20,000	340
Total Transportation Services		340
Wireless Telecommunication Services — 1.0%
United States Cellular
7.250%, 12/01/2063	20,000	508
Total Wireless Telecommunication Services		508
Total Preferred Stock (Cost $10,693 (000))		10,686

Description	Shares	Value (000)
Registered Investment Companies — 16.9%
Open-End Funds — 10.9%
BlackRock Funds II — Floating Rate Income Portfolio, Institutional Class	353,415	$3,474
BlackRock High Yield Portfolio, Institutional Class	286,123	2,003
Total Open-End Fund		5,477
Exchange Traded Fund — 6.0%
PowerShares Preferred Portfolio	203,116	3,010
Total Exchange Traded Fund		3,010
Total Registered Investment Companies (Cost $8,540 (000))		8,487
Common Stock — 15.9%
Advertising Agencies — 0.1%
Harte-Hanks	21,605	74
Total Advertising Agencies		74
Automotive — 0.2%
General Motors	3,170	94
Total Automotive		94
Banks — 1.7%
City Holding	2,200	98
First Financial Bancorp	5,544	89
New York Community Bancorp	5,803	90
Northwest Bancshares	8,450	106
People’s United Financial	6,538	94
TrustCo Bank NY	17,250	95
Trustmark	4,460	96
United Bankshares	2,684	90
Valley National Bancorp	10,761	95
Total Banks		853
Computers & Services — 0.3%
Comtech Telecommunications	3,729	73
Lexmark International, Cl A	3,330	94
Total Computers & Services		167
Consumer Electronics — 0.2%
Garmin	3,020	106
Total Consumer Electronics		106
Containers & Packaging — 0.2%
Greif, Cl A	3,340	88
Total Containers & Packaging		88
E-Commerce — 0.2%
PetMed Express	6,330	114
Total E-Commerce		114

Schedules of Investments

Diversified Income Fund (continued)

Description	Shares	Value (000)
Electrical Utilities — 2.6%
Ameren	2,475	$111
Avista	3,135	116
Consolidated Edison	1,590	110
Duke Energy	1,400	105
Entergy	1,513	107
Exelon	3,225	95
FirstEnergy	3,050	101
Hawaiian Electric Industries	3,420	102
Pinnacle West Capital	1,655	110
PPL	3,165	111
Public Service Enterprise	2,480	103
Southern	2,270	111
Total Electrical Utilities		1,282
Financial Services — 0.2%
Calamos Asset Management, Cl A	9,003	86
Total Financial Services		86
Food, Beverage & Tobacco — 0.7%
Altria Group	1,888	115
Philip Morris International	1,230	111
Universal	2,163	118
Total Food, Beverage & Tobacco		344
Gas & Natural Gas — 0.4%
Northwest Natural Gas	2,345	122
Spectra Energy	3,520	96
Total Gas & Natural Gas		218
Industrials — 0.2%
Cummins	1,140	102
Total Industrials		102
Insurance — 0.2%
Safety Insurance Group	1,909	108
Total Insurance		108
Leasing & Renting — 0.2%
Rent-A-Center, Cl A	6,910	94
Total Leasing & Renting		94
Medical Products & Services — 0.5%
Meridian Bioscience	5,720	110
Quality Systems	5,860	77
Ventas	980	54
Total Medical Products & Services		241

Description	Shares	Value (000)
Paper & Paper Products — 0.2%
Schweitzer-Mauduit International	2,918	$123
Total Paper & Paper Products		123
Petroleum & Fuel Products — 0.8%
Chevron	1,210	105
ConocoPhillips	2,039	80
Helmerich & Payne	1,850	94
National Oilwell Varco	3,240	105
Total Petroleum & Fuel Products		384
Pharmaceuticals — 0.2%
Pfizer	2,980	91
Total Pharmaceuticals		91
Real Estate Investment Trust — 5.7%
Alexandria Real Estate Equities	690	55
American Campus Communities	1,640	69
Apartment Investment & Management, Cl A	1,620	63
Boston Properties	510	59
Brandywine Realty Trust	4,630	59
Camden Property Trust	820	63
Care Capital Properties	252	7
CBL & Associates Properties	3,860	41
Corporate Office Properties Trust	2,635	59
Corrections Corp of America	1,835	53
Digital Realty Trust	940	75
Duke Realty	3,255	65
EastGroup Properties	1,080	58
EPR Properties	1,120	67
Equity Commonwealth*	2,375	64
Equity Residential	850	65
GEO Group	1,715	51
HCP	1,690	61
Healthcare Realty Trust	2,675	78
Highwoods Properties	1,525	64
Hospitality Properties Trust	2,135	50
Kimco Realty	2,600	71
Kite Realty Group Trust	2,420	64
Lexington Realty Trust	7,300	53
Liberty Property Trust	1,905	56
Macerich	820	64
Mack-Cali Realty	3,310	69
Medical Properties Trust	4,625	51
Mid-America Apartment Communities	830	78
National Retail Properties	1,720	74
Omega Healthcare Investors	1,795	57
Piedmont Office Realty Trust, Cl A	3,400	63
Plum Creek Timber	1,550	63
Rayonier	2,450	52
Realty Income	1,355	76

Schedules of Investments	January 31, 2016

Diversified Income Fund (concluded)

Description	Shares/Face Amount (000)	Value (000)
Real Estate Investment Trust (continued)
Regency Centers	1,010	$73
Retail Properties of America, Cl A	4,360	68
RMR Group*	75	2
Ryman Hospitality Properties	1,090	51
Senior Housing Properties Trust	3,600	52
Spirit Realty Capital	6,280	66
Sun Communities	940	63
UDR	1,900	68
VEREIT	7,320	56
Washington Real Estate Investment Trust	2,405	61
Weingarten Realty Investors	1,820	63
Welltower	945	59
WP Carey	1,050	61
Total Real Estate Investment Trust		2,860
Retail — 0.5%
Guess?	5,370	100
Mattel	4,530	125
Total Retail		225
Telephones & Telecommunication — 0.6%
AT&T	3,105	112
CenturyLink	3,695	94
Verizon Communications	2,200	110
Total Telephones & Telecommunication		316
Total Common Stock (Cost $7,779 (000))		7,970
Convertible Bond (A) — 0.5%
Electrical Utilities — 0.5%
NRG Yield
3.500%, 02/01/19	$250	219
Total Electrical Utilities		219
Total Convertible Bond (Cost $239 (000))		219
Cash Equivalent (D) — 12.7%
Federated Prime Obligations Fund, Cl I, 0.320%	6,344,081	6,345
Total Cash Equivalent (Cost $6,345 (000))		6,345
Total Investments — 99.0% (Cost $52,382 (000))		$49,613

Percentages are based on net assets of $50,123 (000).

*	Non-income producing security.
(A)	144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. These securities have been determined to be liquid under guidelines established by the Board of Trustees. On January 31, 2016, the value of these securities amounted to $6,909 (000), representing 13.8% of the net assets.
(B)	Variable Rate Security — The rate reported is the rate in effect at January 31, 2016.
(C)	Perpetual Maturity
(D)	The rate reported is the 7-day effective yield as of January 31, 2016.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Diversified International Fund

Description	Shares	Value (000)
Common Stock — 96.3%
Australia — 0.7%
BHP Billiton ADR	96,809	$2,121
Total Australia		2,121
Austria — 5.5%
Conwert Immobilien Invest (B)	274,458	3,884
Erste Group Bank (B)	185,204	5,374
Schoeller-Bleckmann Oilfield Equipment (B)	69,423	3,604
Voestalpine (B)	147,399	3,872
Total Austria		16,734
Brazil — 1.6%
Banco Bradesco ADR	358,651	1,639
Banco do Brasil	422,000	1,454
Qualicorp	569,200	1,910
Total Brazil		5,003
Canada — 2.3%
Magna International	116,989	4,046
Rogers Communications, Cl B	85,830	2,935
Total Canada		6,981
China — 5.1%
Anhui Conch Cement, Cl H (B)	1,592,000	3,144
China Oilfield Services, Cl H (B)	3,473,200	2,518
Industrial & Commercial Bank of China, Cl H (B)	6,188,000	3,253
Mindray Medical International ADR	189,306	5,112
Weichai Power, Cl H (B)	1,664,800	1,612
Total China		15,639
Colombia — 0.8%
Bancolombia ADR	86,828	2,561
Total Colombia		2,561
Czech Republic — 1.2%
Komercni Banka (B)	17,965	3,779
Total Czech Republic		3,779
France — 3.1%
Societe Generale (B)	109,743	4,193
Sodexo (B)	52,596	5,144
Total France		9,337
Germany — 1.4%
Continental (B)	21,008	4,400
Total Germany		4,400

Description	Shares	Value (000)
Hong Kong — 1.5%
Orient Overseas International (B)	1,248,700	$4,670
Total Hong Kong		4,670
India — 4.0%
HDFC Bank ADR	113,300	6,835
ICICI Bank ADR	797,684	5,305
Total India		12,140
Indonesia — 0.9%
Indofood Sukses Makmur (B)	5,795,100	2,635
Total Indonesia		2,635
Ireland — 3.1%
Shire (B)	168,936	9,463
Total Ireland		9,463
Japan — 9.2%
Denso (B)	245,500	10,627
Hitachi (B)	878,000	4,340
Nippon Steel & Sumitomo Metal (B)	196,600	3,522
Secom (B)	136,700	9,524
Total Japan		28,013
Netherlands — 0.9%
Royal Dutch Shell, Cl A	129,394	2,800
Total Netherlands		2,800
Norway — 4.7%
DNB (B)	601,811	7,220
Norsk Hydro (B)	1,042,321	3,458
StatoilHydro ADR	275,965	3,753
Total Norway		14,431
Panama — 3.2%
Carnival	199,775	9,615
Total Panama		9,615
Singapore — 2.5%
DBS Group Holdings (B)	419,000	4,198
United Industrial (B)	1,587,900	3,347
Total Singapore		7,545
South Korea — 3.0%
Hyundai Mobis (B)	25,170	5,464
Samsung Electronics (B)	3,902	3,768
Total South Korea		9,232

Schedules of Investments	January 31, 2016

Diversified International Fund (concluded)

Description	Shares	Value (000)
Spain — 3.4%
Amadeus IT Holding, Cl A (B)	252,811	$10,300
Total Spain		10,300
Sweden — 2.3%
Getinge, Cl B (B)	310,387	6,844
Total Sweden		6,844
Switzerland — 6.8%
Credit Suisse Group ADR	179,126	3,188
Novartis ADR	104,234	8,127
Roche Holding (B)	36,348	9,423
Total Switzerland		20,738
Taiwan — 3.3%
Advanced Semiconductor Engineering (B)	6,290,000	6,825
Taiwan Semiconductor Manufacturing (B)	756,000	3,303
Total Taiwan		10,128
Turkey — 2.4%
Akbank (B)	1,579,626	3,857
Turkiye Garanti Bankasi (B)	1,328,416	3,354
Total Turkey		7,211
United Kingdom — 11.1%
ARM Holdings ADR	322,613	13,899
Diageo (B)	304,399	8,194
HSBC Holdings (B)	429,092	3,014
ITV (B)	1,372,618	5,224
Rio Tinto ADR	139,724	3,444
Total United Kingdom		33,775
United States — 12.3%
Core Laboratories	86,579	8,519
Everest Re Group	61,878	11,072
ICON*	196,901	13,009
Teva Pharmaceutical Industries ADR	79,902	4,912
Total United States		37,512
Total Common Stock (Cost $288,782 (000))		293,607

Description	Shares	Value (000)
Cash Equivalents (A) — 4.5%
Federated Prime Obligations Fund, Cl I, 0.320%	12,014,478	$12,014
Dreyfus Government Cash Management Institutional Class, 0.190%	1,833,676	1,834
Total Cash Equivalents (Cost $13,848 (000))		13,848
Total Investments — 100.8% (Cost $302,630 (000))		$307,455

Percentages are based on net assets of $304,901 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2016.
(B)	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market price movements. The total value of such securities as of January 31, 2016 was $177,351 (000) and represents 58.2% of the net assets.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Dynamic Asset Allocation Fund

Description	Shares	Value (000)
Registered Investment Companies — 84.9%
Exchange Traded Funds — 84.9%
iShares 20+ Year Treasury Bond ETF	3,000	$383
iShares Commodities Select Strategy ETF	5,030	134
iShares Core S&P 500 ETF	1,220	237
iShares iBoxx High Yield Fund ETF	570	45
iShares MSCI Global Gold Miners ETF	28,000	167
iShares Short Maturity Bond ETF	3,400	170
PIMCO Enhanced Short Maturity Active ETF	1,710	172
Vanguard REIT ETF	1,950	150
Total Exchange Traded Funds		1,458
Total Registered Investment Companies (Cost $1,488 (000))		1,458
Cash Equivalent (A) — 8.4%
Federated Prime Obligations Fund, Cl I, 0.320%	144,492	144
Total Cash Equivalent (Cost $144 (000))		144
Total Investments — 93.3% (Cost $1,632 (000))		$1,602

Percentages are based on net assets of $1,718 (000).

(A)	The rate reported is the 7-day effective yield as of January 31, 2016.

Cl — Class

ETF — Exchange Traded Fund

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2016

Government Money Market Fund

Description	Face Amount (000)/Shares	Value (000)
U.S. Government Agency Obligations — 55.1%
FFCB (A)
0.420%, 03/18/16	$10,000	$10,000
0.443%, 04/06/16	10,000	10,001
0.446%, 05/20/16	10,000	10,001
0.420%, 06/23/16	10,000	9,998
0.500%, 11/23/16	15,000	14,988
FHLB (B)
0.182%, 02/03/16	6,500	6,500
0.291%, 02/05/16	10,000	10,000
0.301%, 02/19/16	10,000	9,998
0.240%, 03/16/16	11,790	11,786
0.285%, 04/20/16	20,000	19,987
0.301%, 06/01/16	10,000	9,990
0.725%, 12/15/16	5,000	4,968
FHLMC (B)
0.431%, 06/02/16	20,000	19,971
FNMA (B)
0.180%, 02/08/16	7,899	7,899
0.185%, 04/11/16	15,000	14,995
Total U.S. Government Agency Obligations (Cost $171,082 (000))		171,082
U.S. Treasury Obligations — 37.0%
United States Treasury Notes
0.375%, 04/30/16	10,000	10,001
0.625%, 11/15/16	10,000	9,995
United States Treasury Bills
0.194%, 02/04/16	15,000	15,000
0.243%, 02/18/16	80,000	79,991
Total U.S. Treasury Obligations (Cost $114,987 (000))		114,987
Cash Equivalents (C) — 7.9%
Federated Treasury Obligations Fund, Institutional Class, 0.160%	17,804,101	17,804
Fidelity Institutional Government Portfolio, Cl I, 0.210%	6,586,384	6,586
Total Cash Equivalents (Cost $24,390 (000))		24,390
Total Investments — 100.0% (Cost $310,459 (000))		$310,459

Percentages are based on net assets of $310,389 (000).

(A)	Variable Rate Security — The rate reported is the rate in effect at January 31, 2016.
(B)	Discount Note — The rate reported is the effective yield at time of purchase.
(C)	The rate reported is the 7-day effective yield as of January 31, 2016.

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Growth Fund

Description	Shares	Value (000)
Common Stock — 99.2%
Airlines — 1.4%
Southwest Airlines	50,000	$1,881
Total Airlines		1,881
Automotive — 3.1%
AutoZone*	2,800	2,149
O’Reilly Automotive*	8,000	2,087
Total Automotive		4,236
Banks — 1.4%
Signature Bank NY*	14,000	1,951
Total Banks		1,951
Building & Construction — 2.9%
DR Horton	71,000	1,953
Lennox International	16,000	1,917
Total Building & Construction		3,870
Cable/Media — 1.4%
AMC Networks, Cl A*	26,000	1,893
Total Cable/Media		1,893
Commercial Services — 1.6%
Waste Connections	37,000	2,219
Total Commercial Services		2,219
Computer Software — 2.8%
Citrix Systems*	28,000	1,973
Salesforce.com*	27,000	1,837
Total Computer Software		3,810
Computers & Services — 5.6%
Apple	19,000	1,850
Cadence Design Systems*	100,000	1,956
CoreLogic*	59,000	2,106
Total System Services	43,000	1,727
Total Computers & Services		7,639
Consumer Products — 1.6%
Nike, Cl B	34,000	2,108
Total Consumer Products		2,108
Data Processing & Outsourced Services — 1.6%
Fiserv*	23,000	2,175
Total Data Processing & Outsourced Services		2,175

Description	Shares	Value (000)
Drugs — 4.5%
Allergan*	7,000	$1,991
Bristol-Myers Squibb	32,000	1,989
Mylan*	40,000	2,108
Total Drugs		6,088
E-Commerce — 2.7%
Amazon.com *	3,200	1,878
Netflix*	19,000	1,745
Total E-Commerce		3,623
Entertainment — 1.5%
Electronic Arts*	31,000	2,001
Total Entertainment		2,001
Financial Services — 4.4%
Charles Schwab	64,000	1,634
Intercontinental Exchange	9,000	2,374
MSCI, Cl A	29,000	1,997
Total Financial Services		6,005
Food, Beverage & Tobacco — 7.9%
Campbell Soup	39,000	2,200
Coca-Cola Enterprises	43,000	1,996
Constellation Brands, Cl A	16,000	2,440
Dr Pepper Snapple Group	24,000	2,252
Monster Beverage*	14,000	1,890
Total Food, Beverage & Tobacco		10,778
Hotels & Lodging — 1.4%
Royal Caribbean Cruises	23,000	1,885
Total Hotels & Lodging		1,885
Household Products — 3.2%
Clorox	17,000	2,194
Snap-on	13,000	2,100
Total Household Products		4,294
Industrials — 2.8%
Danaher	24,000	2,080
Textron	52,000	1,779
Total Industrials		3,859
Information Technology — 4.5%
Cognizant Technology Solutions, Cl A*	35,000	2,216
Red Hat*	29,000	2,032
VeriSign*	24,000	1,814
Total Information Technology		6,062

Schedules of Investments	January 31, 2016

Growth Fund (concluded)

Description	Shares	Value (000)
Insurance — 2.7%
Old Republic International	110,000	$1,989
Principal Financial Group	44,000	1,672
Total Insurance		3,661
Manufacturing — 2.9%
Acuity Brands	9,000	1,822
Roper Technologies	12,000	2,108
Total Manufacturing		3,930
Medical Products & Services — 13.0%
Becton Dickinson and	15,000	2,181
Cigna	14,000	1,870
Edwards Lifesciences*	28,000	2,190
Gilead Sciences	20,000	1,660
HCA Holdings*	25,000	1,739
Medtronic	27,000	2,050
STERIS	27,000	1,869
VCA*	38,000	1,948
Waters*	17,000	2,061
Total Medical Products & Services		17,568
Paper & Paper Products — 1.5%
Sealed Air	49,000	1,986
Total Paper & Paper Products		1,986
Real Estate Investment Trust — 4.6%
Equinix	7,000	2,174
Jones Lang LaSalle	14,000	1,970
Public Storage	8,500	2,155
Total Real Estate Investment Trust		6,299
Retail — 9.3%
Hanesbrands	68,000	2,079
Home Depot	16,000	2,012
L Brands	22,000	2,115
Lowe’s	31,000	2,222
McDonald’s	17,000	2,104
Ross Stores	37,000	2,082
Total Retail		12,614
Semi-Conductors & Instruments — 4.3%
Avago Technologies, Cl A	15,000	2,006
Integrated Device Technology*	78,000	1,987
Skyworks Solutions	27,000	1,861
Total Semi-Conductors & Instruments		5,854

Description	Shares	Value (000)
Telecommunication Services — 3.0%
Facebook, Cl A*	20,000	$2,244
j2 Global	26,000	1,885
Total Telecommunication Services		4,129
Web Portals/ISP — 1.6%
Alphabet, Cl A*	2,800	2,132
Total Web Portals/ISP		2,132
Total Common Stock (Cost $121,533 (000))		134,550
Cash Equivalent (A) — 1.0%
Federated Prime Obligations Fund, Cl I, 0.320%	1,310,893	1,311
Total Cash Equivalent (Cost $1,311 (000))		1,311
Total Investments — 100.2% (Cost $122,844 (000))		$135,861

Percentages are based on net assets of $135,600 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2016.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

International Small Cap Fund

Description	Shares	Value (000)
Common Stock — 93.2%
Australia — 7.9%
Australian Pharmaceutical Industries (A)	15,700	$23
Blackmores (A)	350	48
HFA Holdings	75,200	142
Independence Group NL (A)	6,000	9
Metals X (A)	19,300	14
Reject Shop (A)	6,300	47
Sandfire Resources NL (A)	5,400	20
Sirtex Medical (A)	1,700	46
Vita Group (A)	15,500	28
Vocus Communications (A)	41,600	232
Total Australia		609
Belgium — 1.4%
AGFA-Gevaert* (A)	10,300	44
Ion Beam Applications (A)	2,000	67
Total Belgium		111
Canada — 3.2%
Alacer Gold	11,400	18
Claude Resources*	38,600	27
Cott	9,500	97
North West	3,400	74
Supremex	8,100	28
Total Canada		244
Denmark — 2.0%
Vestas Wind Systems (A)	2,327	152
Total Denmark		152
Finland — 0.3%
Lassila & Tikanoja (A)	1,200	23
Total Finland		23
France — 7.3%
Faurecia (A)	500	18
Ipsen (A)	700	40
Peugeot* (A)	12,600	187
Sopra Steria Group (A)	1,400	152
Wendel (A)	1,600	160
Total France		557
Germany — 6.0%
ADVA Optical Networking* (A)	9,196	87
AURELIUS & KGaA (A)	813	42
Aurubis (A)	2,251	92
Capital Stage (A)	2,900	24

Description	Shares	Value (000)
Germany (continued)
Hannover Rueck (A)	218	$23
Homag Group (A)	1,842	70
Krones (A)	193	21
Nordex* (A)	2,000	65
ProSiebenSat.1 Media (A)	715	36
Total Germany		460
Hong Kong — 5.3%
China Merchants China Direct Investments (A)	20,000	29
FIH Mobile (A)	45,000	16
Hutchison Telecommunications Hong Kong Holdings (A)	81,000	26
PCCW (A)	101,000	60
Skyworth Digital Holdings (A)	317,000	166
SmarTone Telecommunications Holdings (A)	34,000	53
Tianneng Power International (A)	79,000	59
Total Hong Kong		409
Israel — 0.3%
Reit 1 (A)	9,705	25
Total Israel		25
Italy — 3.2%
Anima Holding	5,600	41
Azimut Holding (A)	4,000	84
Biesse (A)	1,400	19
DiaSorin (A)	1,600	84
Tesmec	26,100	16
Total Italy		244
Japan — 30.3%
Aisan Industry (A)	6,900	66
Argo Graphics (A)	4,000	59
Calsonic Kansei (A)	2,000	18
Canon Electronics (A)	8,300	121
Central Glass (A)	5,000	27
Daiwabo Holdings (A)	11,000	20
Geo Holdings (A)	3,600	56
Hitachi Kokusai Electric (A)	8,000	96
Inaba Denki Sangyo (A)	600	19
Ishihara Sangyo Kaisha* (A)	20,000	15
Jafco (A)	900	29
JVC Kenwood (A)	83,000	195
Kaga Electronics (A)	200	3
Kasai Kogyo (A)	3,100	40
Keihin (A)	2,500	39
Kyokuto Securities (A)	5,800	67

Schedules of Investments	January 31, 2016

International Small Cap Fund (continued)

Description	Shares	Value (000)
Japan (continued)
Kyowa Exeo (A)	7,400	$77
Mimasu Semiconductor Industry (A)	3,000	26
Mirait Holdings (A)	2,700	21
Mitsubishi Steel Manufacturing (A)	16,000	28
Musashi Seimitsu Industry (A)	1,400	28
NEC Networks & System Integration (A)	1,000	17
Nippon Coke & Engineering (A)	22,100	15
Nippon Light Metal Holdings (A)	15,200	26
Nippon Road (A)	12,000	56
Nissin (A)	7,000	20
Nittetsu Mining (A)	14,000	54
Origin Electric (A)	5,000	12
PanaHome (A)	3,000	22
Pasona Group (A)	7,700	50
Sanyo Denki (A)	12,500	64
Sanyo Shokai (A)	46,300	116
Sanyo Special Steel Ltd. (A)	29,900	144
Shin-Etsu Polymer (A)	9,600	53
Shinko Plantech (A)	9,900	78
Shizuoka Gas (A)	4,800	32
Sojitz (A)	17,500	38
Take And Give Needs	3,400	18
Takuma (A)	3,000	23
Tatsuta Electric Wire and Cable (A)	5,200	18
Tokai Rika (A)	800	20
Tokyo Energy & Systems (A)	2,000	16
Tokyo Tekko (A)	8,000	34
Toyo Kohan (A)	4,300	14
Toyo Securities (A)	11,600	36
Unipres (A)	900	19
YAMABIKO (A)	4,400	31
Yamazen (A)	4,800	40
Yorozu (A)	7,100	151
Yurtec (A)	8,000	61
Total Japan		2,328
Netherlands — 0.6%
AMG Advanced Metallurgical Group (A)	2,300	21
Beter Bed Holding (A)	900	21
Total Netherlands		42
New Zealand — 0.4%
Summerset Group Holdings	12,600	32
Total New Zealand		32
Norway — 1.6%
AF Gruppen (A)	8,500	123
Total Norway		123

Description	Shares	Value (000)
Portugal — 0.3%
Altri SGPS (A)	5,300	$22
Total Portugal		22
Singapore — 0.8%
China Merchants Holdings Pacific	80,700	44
Raffles Medical Group (A)	6,900	20
Total Singapore		64
South Korea — 0.4%
Hanwha General Insurance* (A)	5,135	32
Total South Korea		32
Spain — 1.4%
CIE Automotive (A)	1,900	28
Gamesa Tecnologica (A)	4,300	80
Total Spain		108
Sweden — 1.4%
Axfood (A)	2,200	39
Boliden (A)	1,000	14
Intrum Justitia (A)	700	23
Meda, Cl A (A)	1,400	15
Probi (A)	1,300	18
Total Sweden		109
Switzerland — 4.3%
Adecco (A)	2,812	172
Lonza Group (A)	715	110
VZ Holding (A)	186	50
Total Switzerland		332
United Kingdom — 13.9%
Beazley (A)	42,600	230
Big Yellow Group (A)	6,400	71
Clinigen Group	20,500	187
Conviviality	19,100	54
Debenhams (A)	56,800	63
Derwent London (A)	600	28
Dixons Carphone (A)	2,900	20
EMIS Group (A)	1,400	19
Indivior	10,800	23
IP Group PLC* (A)	11,600	31
Man Group (A)	23,000	54
Micro Focus International (A)	3,200	63
QinetiQ Group (A)	21,100	70
Rank Group (A)	20,500	82
Renishaw (A)	900	23

Schedules of Investments

International Small Cap Fund (concluded)

Description	Shares	Value (000)
United Kingdom (continued)
Savills (A)	2,600	$28
Segro (A)	3,300	21
Total United Kingdom		1,067
United States — 0.9%
Canadian Solar*	2,400	48
Orbotech*	1,000	21
Total United States		69
Total Common Stock (Cost $7,597 (000))		7,162
Cash Equivalents (B) — 3.7%
Federated Prime Obligations Fund, Cl I, 0.320%	190,816	191
Dreyfus Government Cash Management, 0.190%	92,281	92
Total Cash Equivalents (Cost $283 (000))		283
Total Investments — 96.9% (Cost $7,880 (000))		$7,445

Percentages are based on net assets of $7,687 (000).

*	Non-income producing security.
(A)	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market price movements. The total value of such securities as of January 31, 2016 was $6,292 (000s) and represents 81.9% of the net assets.
(B)	The rate reported is the 7-day effective yield as of January 31, 2016.

Cl — Class

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2016

Louisiana Tax-Free Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds — 96.9%
Alabama — 1.5%
Birmingham Water Works Board, Ser A, RB Callable 01/01/22 @ 100
3.875%, 01/01/32	$135	$141
Total Alabama		141
Louisiana — 94.6%
Central Community School System, GO Callable 03/01/24 @ 100
4.000%, 03/01/30	150	164
City of Shreveport Louisiana, GO Callable 09/01/24 @ 100
5.000%, 09/01/32	250	293
Desoto Parish, School Board, RB Callable 05/01/22 @ 100
3.500%, 05/01/32	370	387
Iberia Parishwide School District, GO Callable 03/01/24 @ 100
3.750%, 03/01/33	525	557
Lafayette, Consolidated Government, RB Callable 11/01/20 @ 100
4.750%, 11/01/35	200	224
Lafayette, Consolidated Government, RB, AGM Callable 11/01/25 @ 100
3.750%, 11/01/31	50	52
Lafayette, Parish Law Enforcement District, Limited Tax, GO Callable 03/01/22 @ 100
3.250%, 03/01/32	280	288
Louisiana, Gas & Fuels Tax Project, Ser B, RB Callable 05/01/20 @ 100
5.000%, 05/01/37	165	187
Louisiana, Local Government Environmental Facilities & Community Development Authority, BRCC Facilities Corp. Project, RB Callable 12/01/21 @ 100
4.125%, 12/01/32	750	797
Louisiana, Local Government Environmental Facilities & Community Development Authority, East Ascension Consolidation Project, RB, AMBAC, Pre-Refunded @ 100
4.500%, 06/01/17 (A)	150	158
Louisiana, Local Government Environmental Facilities & Community Development Authority, Jefferson Parish Project, Ser A, RB, Pre-Refunded @ 100
5.375%, 04/01/19 (A)	100	114

Description	Face Amount (000)	Value (000)
Louisiana (continued)
Louisiana, Local Government Environmental Facilities & Community Development Authority, Livingston Parish Courthouse Project, RB, AGM Callable 09/01/21 @ 100
4.625%, 09/01/41	$300	$322
Louisiana, Local Government Environmental Facilities & Community Development Authority, Nicholls State University Student Project, RB, AGM Callable 10/01/20 @ 100
5.000%, 10/01/41	325	367
Louisiana, Local Government Environmental Facilities & Community Development Authority, Plaquemines Project, RB, AGM Callable 09/01/22 @ 100
4.000%, 09/01/37	200	208
Louisiana, Local Government Environmental Facilities & Community Development Authority, RB Callable 10/01/24 @ 100
5.000%, 10/01/34	350	409
Louisiana, Local Government Environmental Facilities & Community Development Authority, Southeastern Louisiana University Project, Ser A, RB, AGM Callable 10/01/20 @ 100
5.000%, 10/01/40	610	676
Louisiana, Local Government Environmental Facilities & Community Development Authority, Youngsville Project, RB, AGM Callable 07/01/21 @ 100
4.900%, 07/01/41	175	191
Louisiana, Public Facilities Authority, Nineteenth Judicial District Court Project, RB, NATL, Pre-Refunded @ 100
5.500%, 06/01/17 (A)	25	27
Louisiana, Transportation Authority, Ser A, RB Callable 08/15/23 @ 100
4.500%, 08/15/43	350	375
Louisiana, University & Agricultural & Mechanical College, Auxiliary, Ser A, RB Callable 07/01/20 @ 100
5.000%, 07/01/35	100	113
Parish of Ascension Louisiana, RB, AGM Callable 04/01/18 @ 100
3.250%, 04/01/35	565	565

Schedules of Investments

Louisiana Tax-Free Income Fund (concluded)

Description	Face Amount (000)	Value (000)
Louisiana (continued)
Parish of State John the Baptist Louisiana, GO Callable 03/01/25 @ 100
3.500%, 03/01/30	$110	$115
Plaquemines Parish, Ser A, RB Callable 03/01/20 @ 101
4.550%, 03/01/28	115	126
St. Charles Parish, School District No. 1, GO Callable 03/01/22 @ 100
3.000%, 03/01/30	300	306
St. Martin Parish, School District Project, GO, AGM Callable 03/01/21 @ 100
5.000%, 03/01/31	100	112
St. Tammany Parish, Hospital Service District No. 2, GO Callable 03/01/22 @ 100
3.125%, 03/01/32	260	268
St. Tammany Parish, Road District No. 14, GO Callable 04/01/24 @ 100
3.750%, 04/01/34	275	295
Tangipahoa Parish, Water District Project, RB, AMBAC Callable 04/01/17 @ 100
4.375%, 04/01/47	350	358
Terrebonne Parish, Hospital Service District No. 1 Project, General Medical Center Project, RB Callable 04/01/20 @ 100
5.000%, 04/01/28	150	167
Terrebonne Parish, Sales & Use Tax Project, Ser ST, RB, AGM Callable 04/01/21 @ 100
5.250%, 04/01/36	100	114
Town of Livingston Louisiana, RB Callable 08/01/21 @ 100
5.300%, 08/01/41	250	274
West Ouachita Parish, School District, RB Callable 09/01/25 @ 100
3.750%, 09/01/34	290	308
Zachary Community, School District No. 1, GO Callable 03/01/22 @ 100
3.500%, 03/01/32	200	209
Total Louisiana		9,126

Description	Face Amount (000)/Shares	Value (000)
Virgin Islands — 0.8%
Virgin Islands, Public Finance Authority, Matching Fund Loan Note Capital Project, Ser A-1, RB Callable 10/01/19 @ 100
5.000%, 10/01/39	$70	$74
Total Virgin Islands		74
Total Municipal Bonds (Cost $8,697 (000))		9,341
Cash Equivalent (B) — 2.0%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A, 0.010%	198,429	198
Total Cash Equivalent (Cost $198 (000))		198
Total Investments — 98.9% (Cost $8,895 (000))		$9,539

Percentages are based on net assets of $9,642 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of January 31, 2016.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2016

Microcap Fund

Description	Shares	Value (000)
Common Stock — 91.8%
Banks — 14.1%
Entegra Financial*	4,565	$79
Enterprise Financial Services	2,875	82
First Community Bancshares	4,250	79
First Defiance Financial	2,139	84
German American Bancorp	2,490	79
Heartland Financial USA	2,447	73
Home Bancorp	2,880	73
Jacksonville Bancorp*	3,900	64
Preferred Bank	2,545	83
Seacoast Banking*	5,480	81
Total Banks		777
Broadcasting, Newspapers and Advertising — 2.6%
Entercom Communications, Cl A*	7,500	79
Entravision Communications, Cl A	9,000	67
Total Broadcasting, Newspapers and Advertising		146
Building & Construction — 1.4%
Insteel Industries	3,200	78
Total Building & Construction		78
Casinos & Gaming — 1.6%
Monarch Casino & Resort*	4,306	89
Total Casinos & Gaming		89
Chemicals — 1.6%
Chase	1,925	88
Total Chemicals		88
Computer Software — 1.3%
Zix*	16,530	74
Total Computer Software		74
Computers & Services — 3.7%
ClearOne	6,243	75
Digi International*	6,000	55
ShoreTel*	9,080	75
Total Computers & Services		205
Consumer Electronics — 1.2%
ZAGG*	7,400	68
Total Consumer Electronics		68
Diversified Support Services — 1.5%
Viad	2,710	80
Total Diversified Support Services		80

Description	Shares	Value (000)
E-Commerce — 1.5%
Duluth Holdings, Cl B*	5,160	$85
Total E-Commerce		85
Electrical Utilities — 2.3%
Spark Energy, Cl A	4,600	124
Total Electrical Utilities		124
Engineering Services — 1.4%
NV5 Holdings*	3,931	75
Total Engineering Services		75
Entertainment — 1.3%
Isle of Capri Casinos*	5,738	73
Total Entertainment		73
Financial Services — 5.0%
Diamond Hill Investment Group	390	66
International. FCStone*	2,932	83
Nicholas Financial*	5,810	60
Regional Management*	4,893	65
Total Financial Services		274
Food, Beverage & Tobacco — 1.5%
Primo Water*	9,000	84
Total Food, Beverage & Tobacco		84
Gas & Natural Gas — 1.6%
Star Gas Partners (A)	11,056	86
Total Gas & Natural Gas		86
Home Furnishings — 1.5%
Hooker Furniture	2,960	85
Total Home Furnishings		85
Household Products — 1.5%
Central Garden & Pet*	5,960	80
Total Household Products		80
Information Technology — 2.6%
GlobalSCAPE	19,550	66
Hackett Group	5,070	75
Total Information Technology		141
Insurance — 7.8%
EMC Insurance Group	3,112	72
Employers Holdings	3,250	81
Federated National Holding	2,660	66
Hallmark Financial Services*	6,390	70

Schedules of Investments

Microcap Fund (concluded)

Description	Shares	Value (000)
Insurance (continued)
Heritage Insurance Holdings	3,936	$78
Universal Insurance Holdings	3,400	64
Total Insurance		431
Machinery — 3.7%
Global Brass & Copper Holdings	3,510	73
Hardinge	8,139	72
Lydall*	2,100	59
Total Machinery		204
Manufacturing — 2.5%
LSI Industries	6,856	79
PowerSecure International*	5,400	59
Total Manufacturing		138
Medical Products & Services — 8.6%
Anika Therapeutics*	2,333	88
Cross Country Healthcare*	4,400	63
FONAR*	5,330	74
LeMaitre Vascular	4,905	72
Simulations Plus	8,910	99
Triple-S Management, Cl B*	3,420	76
Total Medical Products & Services		472
Petroleum & Fuel Products — 1.2%
Dawson Geophysical*	21,013	67
Total Petroleum & Fuel Products		67
Petroleum Refining — 1.3%
REX American Resources*	1,370	73
Total Petroleum Refining		73
Printing & Publishing — 1.5%
Ennis	4,010	80
Total Printing & Publishing		80
Retail — 7.2%
Carrols Restaurant Group*	6,690	89
Chuy’s Holdings*	2,300	79
Lakeland Industries*	5,250	68
Ruth’s Hospitality Group	5,072	82
Shoe Carnival	3,350	78
Total Retail		396
Semi-Conductors & Instruments — 7.5%
Cascade Microtech*	5,797	91
Ceva*	3,320	77
Mercury Systems*	4,703	90

Description	Shares	Value (000)
Semi-Conductors & Instruments (continued)
NeoPhotonics*	9,447	$85
Rudolph Technologies*	5,300	68
Total Semi-Conductors & Instruments		411
Telecommunication Services — 1.3%
Reis	3,270	74
Total Telecommunication Services		74
Total Common Stock (Cost $5,138 (000))		5,058
Cash Equivalent (B) — 1.9%
Federated Prime Obligations Fund, Cl I, 0.320%	105,116	105
Total Cash Equivalent (Cost $105 (000))		105
Total Investments — 93.7% (Cost $5,243 (000))		$5,163

Percentages are based on net assets of $5,510 (000).

*	Non-income producing security.
(A)	Security considered Master Limited Partnership. At January 31, 2016, these securities amounted to $86 (000) or 1.6% of net assets.
(B)	The rate reported is the 7-day effective yield as of January 31, 2016.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2016

Mississippi Tax-Free Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds — 95.1%
Mississippi — 91.5%
Clinton Public School District, GO Callable 10/01/21 @ 100
2.750%, 10/01/28	$200	$206
County of Lauderdale Mississippi, GO Callable 11/01/25 @ 100
3.250%, 11/01/31	250	259
Callable 11/01/25 @ 100
3.000%, 11/01/30	100	102
Jackson, State University Educational Building Project, Ser A-1, RB Callable 03/01/20 @ 100
5.000%, 03/01/34	645	722
Mississippi, Capital Improvement Project, Ser A, GO Callable 10/01/21 @ 100
4.000%, 10/01/36	900	958
Callable 10/01/21 @ 100
3.750%, 10/01/31	910	968
Mississippi, Development Bank, Biloxi Project, Ser A, RB, AMBAC Callable 11/01/16 @ 100
4.650%, 11/01/27	440	452
Mississippi, Development Bank, Columbus Infrastructure Building Project, RB, AGM Callable 12/01/20 @ 100
4.500%, 12/01/30	100	112
Mississippi, Development Bank, Department of Corrections Project, Ser D, RB
5.000%, 08/01/19	200	225
Mississippi, Development Bank, Flowood Refunding Project, RB Callable 11/01/21 @ 100
4.125%, 11/01/31	950	1,034
Mississippi, Development Bank, Harrison County Coliseum Project, Ser A, RB
5.250%, 01/01/24	200	246
5.250%, 01/01/34	1,200	1,596
Mississippi, Development Bank, Hinds Community College District Project, RB, AGC Callable 10/01/19 @ 100
5.375%, 10/01/33	50	56
Mississippi, Development Bank, Hinds Community College Project, RB, AGM Callable 04/01/21 @ 100
5.125%, 04/01/41	400	441
Mississippi, Development Bank, Jackson Public School District Project, RB Callable 04/01/23 @ 100
5.000%, 04/01/28	575	671

Description	Face Amount (000)	Value (000)
Mississippi (continued)
Mississippi, Development Bank, Jackson Water & Sewer Project, RB, AGM Callable 09/01/22 @ 100
3.500%, 09/01/34	$700	$718
Mississippi, Development Bank, Jones County Junior College Project, RB, AGC Callable 03/01/19 @ 100
5.125%, 03/01/39	250	275
Callable 03/01/19 @ 100
5.000%, 03/01/33	75	82
Mississippi, Development Bank, Jones County Rest Home Project, RB, AGM Callable 04/01/21 @ 100
5.500%, 04/01/30	385	450
Callable 04/01/21 @ 100
5.250%, 04/01/27	305	357
Callable 04/01/21 @ 100
5.125%, 04/01/26	50	58
Mississippi, Development Bank, Magnolia Regional Health Center Project, Ser A, RB
5.500%, 10/01/21	400	469
Mississippi, Development Bank, Pearl Capital Improvement Project, RB, AGM Callable 12/01/21 @ 100
4.000%, 12/01/31	455	485
Mississippi, Development Bank, Pearl River Community College Project, RB, AGM Callable 09/01/22 @ 100
3.375%, 09/01/36	900	910
Mississippi, Development Bank, RB, ST Intercept Callable 01/01/25 @ 100
3.750%, 01/01/35	200	207
Mississippi, Development Bank, Tax Increment Financing Project, Tax Allocation Callable 05/01/19 @ 100
4.500%, 05/01/24	120	130
Mississippi, Development Bank, Water & Sewer Project, RB, AGC Callable 07/01/20 @ 100
5.250%, 07/01/30	230	264
Mississippi, Development Bank, Water & Sewer Project, RB, AGM Callable 03/01/22 @ 100
3.500%, 03/01/32	400	418
Mississippi, State University Educational Building, RB Callable 08/01/21 @ 100
5.000%, 08/01/41	705	799

Schedules of Investments

Mississippi Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Mississippi (continued)
Oxford, School District, School Improvement Project, GO Callable 04/01/21 @ 100
4.500%, 04/01/31	$500	$550
University of Mississippi Educational Building, Medical Center Educational Building, Ser A, RB Callable 06/01/22 @ 100
4.000%, 06/01/41	250	258
University of Southern Mississippi, Ser A, RB Callable 03/01/25 @ 100
3.250%, 03/01/33	500	506
Total Mississippi		14,984
Virgin Islands — 3.6%
Virgin Islands, Public Finance Authority, Matching Fund Loan Note Capital Project, Ser A-1, RB Callable 10/01/19 @ 100
5.000%, 10/01/39	350	372
Virgin Islands, Public Finance Authority, Matching Fund Loan Note Project, Ser A, RB Callable 10/01/20 @ 100
5.000%, 10/01/29	100	109
Virgin Islands, Public Finance Authority, Matching Fund Loan Project, Sub-Ser B, RB Callable 10/01/20 @ 100
5.250%, 10/01/29	100	110
Total Virgin Islands		591
Total Municipal Bonds (Cost $14,346 (000))		15,575
Cash Equivalent (A) — 4.1%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A, 0.010%	673,980	674
Total Cash Equivalent (Cost $674 (000))		674
Total Investments — 99.2% (Cost $15,020 (000))		$16,249

Percentages are based on net assets of $16,372 (000).

(A)	The rate reported is the 7-day effective yield as of January 31, 2016.

AGC — American Guaranty Corporation

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2016

Quantitative Long/Short Fund

Description	Shares	Value (000)
Common Stock — 60.7%
Advertising Agencies — 0.6%
Omnicom Group (A)	12,700	$932
Total Advertising Agencies		932
Aerospace & Defense — 1.7%
General Dynamics (A)	5,950	796
Northrop Grumman (A)	5,170	957
Orbital ATK	10,200	920
Total Aerospace & Defense		2,673
Airlines — 1.1%
Alaska Air Group (A)	13,100	922
Delta Air Lines	19,250	853
Total Airlines		1,775
Automotive — 1.5%
O’Reilly Automotive*	3,900	1,017
Standard Motor Products	22,400	836
Superior Industries International	32,000	589
Total Automotive		2,442
Banks — 2.0%
Brookline Bancorp (A)	75,000	837
Independent Bank	20,280	927
NBT Bancorp	29,200	756
Walker & Dunlop*	25,400	609
Total Banks		3,129
Building & Construction — 0.5%
American Woodmark* (A)	11,480	792
Total Building & Construction		792
Cable/Media — 0.5%
Comcast, Cl A	15,600	869
Total Cable/Media		869
Chemicals — 1.1%
Balchem	13,300	747
Innospec	18,400	917
Total Chemicals		1,664
Commercial Services — 0.8%
Heidrick & Struggles International	27,400	722
Service International	23,500	568
Total Commercial Services		1,290

Description	Shares	Value (000)
Computer Software — 0.5%
Synopsys*	17,850	$766
Total Computer Software		766
Computers & Services — 3.6%
Broadridge Financial Solutions (A)	17,679	947
Cadence Design Systems*	45,800	896
CSG Systems International	25,800	901
Ixia* (A)	71,000	680
Juniper Networks	33,600	793
Sykes Enterprises*	28,000	824
Total System Services (A)	17,420	700
Total Computers & Services		5,741
Consumer Products — 0.6%
Nike, Cl B	14,200	881
Total Consumer Products		881
Containers & Packaging — 0.7%
Aptargroup (A)	14,200	1,035
Total Containers & Packaging		1,035
Data Processing & Outsourced Services — 1.6%
Computer Sciences	22,100	709
Fiserv* (A)	10,250	969
Resources Connection	55,000	831
Total Data Processing & Outsourced Services		2,509
Diversified Support Services — 1.2%
Cintas (A)	10,630	914
Viad	32,000	943
Total Diversified Support Services		1,857
Drugs — 0.6%
Bristol-Myers Squibb	14,200	883
Total Drugs		883
E-Commerce — 0.5%
PetMed Express	48,000	865
Total E-Commerce		865
Educational Services — 0.5%
Strayer Education*	14,650	782
Total Educational Services		782
Electrical Utilities — 1.1%
CMS Energy	23,000	894

Schedules of Investments

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Electrical Utilities (continued)
PPL	26,200	$919
Total Electrical Utilities		1,813
Engineering Services — 0.6%
Comfort Systems USA	30,900	876
Total Engineering Services		876
Entertainment — 1.4%
Electronic Arts*	12,800	826
Scholastic	17,900	614
Walt Disney	8,000	767
Total Entertainment		2,207
Entertainment & Gaming — 0.5%
Activision Blizzard	24,700	860
Total Entertainment & Gaming		860
Environmental Services — 0.6%
Waste Management	17,600	932
Total Environmental Services		932
Financial Services — 1.5%
Cash America International (A)	30,500	913
Hanmi Financial, Cl SRV financial	16,600	360
Nasdaq (A)	17,040	1,057
Total Financial Services		2,330
Food, Beverage & Tobacco — 1.8%
Dr Pepper Snapple Group (A)	10,220	959
Kroger (A)	26,200	1,017
PepsiCo	8,500	844
Total Food, Beverage & Tobacco		2,820
Gas & Natural Gas — 0.5%
UGI (A)	24,300	826
Total Gas & Natural Gas		826
Home Furnishings — 0.6%
Ethan Allen Interiors	33,000	881
Total Home Furnishings		881
Household Products — 1.6%
Clorox (A)	7,350	948
Helen of Troy*	8,350	746
Newell Rubbermaid	20,290	787
Total Household Products		2,481

Description	Shares	Value (000)
Information Technology — 0.5%
CACI International, Cl A*	10,100	$839
Total Information Technology		839
Insurance — 5.9%
Alleghany*	1,810	865
American Financial Group (A)	13,800	979
Aspen Insurance Holdings	19,450	905
Everest Re Group	4,560	816
Hanover Insurance Group	11,500	937
Navigators Group* (A)	11,220	983
Old Republic International	49,000	886
Selective Insurance Group (A)	19,370	606
Travelers	8,900	953
United Fire Group	23,650	913
United Insurance Holdings	26,000	404
Total Insurance		9,247
Managed Health Care — 1.2%
Aetna (A)	9,330	950
UnitedHealth Group (A)	8,450	973
Total Managed Health Care		1,923
Manufacturing — 0.4%
Franklin Electric	26,000	709
Total Manufacturing		709
Medical Products & Services — 9.3%
Bio-Rad Laboratories, Cl A* (A)	6,250	798
Cardinal Health	11,200	911
Chemed	6,400	898
Emergent Biosolutions* (A)	24,000	878
Express Scripts Holding* (A)	11,680	839
Hologic* (A)	23,800	808
ICU Medical*	8,550	823
Meridian Bioscience	39,350	758
Natus Medical*	19,700	695
Parexel International*	14,100	902
Quality Systems	57,800	758
STERIS	13,500	935
Stryker (A)	10,200	1,011
Teleflex (A)	6,650	902
Universal Health Services, Cl B (A)	7,740	872
VCA* (A)	20,290	1,040
Waters*	6,750	818
Total Medical Products & Services		14,646

Schedules of Investments	January 31, 2016

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Office Furniture & Fixtures — 0.8%
ePlus*	6,700	$635
Herman Miller	27,600	707
Total Office Furniture & Fixtures		1,342
Paper & Paper Products — 0.3%
PH Glatfelter	35,000	517
Total Paper & Paper Products		517
Pharmaceuticals — 1.2%
Johnson & Johnson	9,700	1,013
Pfizer (A)	28,030	855
Total Pharmaceuticals		1,868
Real Estate Investment Trust — 0.6%
Post Properties (A)	16,690	956
Total Real Estate Investment Trust		956
Retail — 6.1%
Abercrombie & Fitch, Cl A (A)	42,200	1,107
American Eagle Outfitters	59,500	871
Big Lots	16,000	621
Callaway Golf	95,000	827
Cato, Cl A (A)	23,000	928
Darden Restaurants (A)	15,290	964
Express*	49,000	831
Foot Locker (A)	14,100	953
Guess?	47,300	877
Lowe’s (A)	12,570	901
UniFirst	7,050	742
Total Retail		9,622
Semi-Conductors & Instruments — 2.5%
Cirrus Logic* (A)	31,800	1,104
CTS	21,000	331
Intel	26,900	834
IPG Photonics*	7,900	639
Mercury Systems*	51,100	975
Total Semi-Conductors & Instruments		3,883
Telephones & Telecommunication — 0.9%
Atlantic Telegraph-Network (A)	12,340	950
General Communication, Cl A*	22,500	408
Total Telephones & Telecommunication		1,358
Web Portals/ISP — 0.6%
Alphabet, Cl A* (A)	1,235	940
Total Web Portals/ISP		940

Description	Shares	Value (000)
Wholesale — 0.6%
Henry Schein*	5,740	$869
Total Wholesale		869
Total Common Stock (Cost $93,117 (000))		95,630
Cash Equivalents (B) — 42.7%
SEI Daily Income Prime Obligation Fund, Cl A, 0.290%	22,972,019	22,972
Federated Prime Obligations Fund, Cl I, 0.320%	22,452,620	22,453
AIM Short-Term Investment Money Market Institutional Class, 0.320%	21,977,236	21,977
Total Cash Equivalents (Cost $67,402 (000))		67,402
Total Investments — 103.4% (Cost $160,519 (000))		$163,032

Percentages are based on net assets of $157,668 (000).
Securities Sold Short — (3.3)%
Common Stock — (3.3)%
Aerospace & Defense — 0.0%
TASER International*	(4,270)	$(66)
Total Aerospace & Defense		(66)
Agriculture — 0.0%
Andersons	(2,280)	(67)
Total Agriculture		(67)
Airlines — (0.1)%
Spirit Airlines*	(1,650)	(69)
Total Airlines		(69)
Automotive — (0.1)%
Penske Automotive Group	(1,860)	(58)
Strattec Security	(1,250)	(60)
Total Automotive		(118)
Banks — 0.0%
Nationstar Mortgage Holdings*	(5,480)	(55)
Total Banks		(55)
Building & Construction — (0.3)%
CalAtlantic Group	(2,000)	(65)
Century Communities*	(3,990)	(59)
M/I Homes*	(3,450)	(62)
Meritage Homes*	(2,250)	(74)
Trex*	(1,860)	(70)
Total Building & Construction		(330)

Schedules of Investments

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Chemicals — (0.1)%
Calgon Carbon	(4,020)	$(65)
FMC	(1,760)	(63)
Schulman A	(2,700)	(68)
Total Chemicals		(196)
Commercial Services — 0.0%
GP Strategies*	(2,620)	(63)
Sotheby’s	(2,630)	(62)
Total Commercial Services		(125)
Computer Software — (0.1)%
Qlik Technologies*	(2,250)	(56)
Synchronoss Technologies*	(2,010)	(62)
Total Computer Software		(118)
Computers & Services — (0.1)%
Alliance Fiber Optic Products*	(4,600)	(66)
Netscout Systems*	(2,350)	(50)
WEX*	(850)	(62)
Total Computers & Services		(178)
Consumer Products — (0.1)%
Deckers Outdoor*	(1,440)	(71)
Total Consumer Products		(71)
Containers & Packaging — 0.0%
Owens-Illinois*	(4,720)	(61)
Total Containers & Packaging		(61)
Diversified Support Services — (0.1)%
G&K Services, Cl A	(1,050)	(67)
Total Diversified Support Services		(67)
E-Commerce — 0.0%
Overstock.com*	(5,820)	(69)
Total E-Commerce		(69)
Electrical Utilities — 0.0%
Dynegy*	(5,380)	(64)
Total Electrical Utilities		(64)
Electronic Components & Equipment — 0.0%
Cognex	(2,060)	(66)
Total Electronic Components & Equipment		(66)

Description	Shares	Value (000)
Entertainment — (0.1)%
Lions Gate Entertainment	(2,250)	$(59)
Speedway Motorsports	(3,350)	(63)
Total Entertainment		(122)
Financial Services — (0.1)%
Financial Engines	(2,250)	(61)
Total Financial Services		(61)
Food, Beverage & Tobacco — (0.1)%
Boston Beer, Cl A*	(380)	(68)
Total Food, Beverage & Tobacco		(68)
Gas & Natural Gas — 0.0%
Cheniere Energy*	(1,900)	(57)
Total Gas & Natural Gas		(57)
Hotels & Lodging — 0.0%
Marriott International, Cl A	(1,040)	(64)
Total Hotels & Lodging		(64)
Industrials — 0.0%
Raven Industries	(4,270)	(64)
Total Industrials		(64)
Information Technology — (0.1)%
Fortinet*	(2,150)	(61)
NetSuite*	(850)	(59)
Total Information Technology		(120)
Machinery — (0.2)%
CIRCOR International	(1,800)	(64)
Middleby*	(690)	(62)
NN	(4,970)	(60)
Nordson	(1,150)	(70)
Proto Labs*	(1,100)	(61)
Tennant	(1,190)	(64)
Total Machinery		(381)
Materials — (0.1)%
Eagle Materials	(1,210)	(65)
Total Materials		(65)
Medical Products & Services — (0.2)%
Acadia Healthcare*	(1,060)	(65)
ACADIA Pharmaceuticals*	(2,620)	(54)
Brookdale Senior Living*	(4,060)	(66)
HealthStream*	(3,430)	(75)

Schedules of Investments	January 31, 2016

Quantitative Long/Short Fund (concluded)

Description	Shares	Value (000)
Medical Products & Services (continued)
NewLink Genetics*	(2,400)	$(59)
Team Health Holdings*	(1,550)	(63)
Total Medical Products & Services		(382)
Office Furniture & Fixtures — (0.1)%
Essendant	(2,140)	(64)
HNI	(1,990)	(68)
Total Office Furniture & Fixtures		(132)
Petroleum & Fuel Products — (0.3)%
Cabot Oil & Gas	(3,830)	(79)
Carrizo Oil & Gas*	(3,270)	(89)
Continental Resources*	(3,010)	(63)
Equities	(1,200)	(74)
Gulfport Energy*	(2,490)	(74)
Range Resources	(2,870)	(85)
SEACOR Holdings*	(1,390)	(64)
Total Petroleum & Fuel Products		(528)
Petroleum Refining — (0.1)%
Delek US Holdings	(3,370)	(58)
Total Petroleum Refining		(58)
Real Estate Investment Trust — (0.1)%
Alexander & Baldwin	(2,020)	(61)
Hudson Pacific Properties	(2,550)	(65)
Total Real Estate Investment Trust		(126)
Retail — (0.4)%
Arctic Cat	(4,830)	(59)
Cabela’s*	(1,460)	(61)
Chipotle Mexican Grill, Cl A*	(130)	(59)
Gildan Activewear, Cl A	(2,390)	(60)
Johnson Outdoors, Cl A	(3,020)	(65)
Malibu Boats, Cl A*	(4,430)	(58)
MarineMax*	(4,170)	(71)
Rush Enterprises, Cl A*	(3,340)	(64)
Under Armour, Cl A*	(900)	(77)
VF	(1,110)	(69)
Vitamin Shoppe*	(2,190)	(67)
Total Retail		(710)
Telecommunication Services — (0.1)%
Akamai Technologies*	(1,330)	(61)
Demandware*	(1,460)	(62)
Total Telecommunication Services		(123)

Description	Shares	Value (000)
Transportation Services — (0.3)%
FedEx	(500)	$(66)
Forward Air	(1,500)	(65)
JB Hunt Transport Services	(920)	(67)
Kansas City Southern	(900)	(64)
Kirby*	(1,280)	(65)
Saia*	(3,140)	(67)
Total Transportation Services		(394)
Total Common Stock (Proceeds $(5,795))		(5,175)
Total Securities sold short — (3.3)% (Proceeds $(5,795))		$(5,175)

Percentages are based on Net Assets of $157,668 (000).

*	Non-income producing security.
(A)	All or a portion of this security has been held in a segregated account as collateral for securities sold short.
(B)	The rate reported is the 7-day effective yield as of January 31, 2016.

Cl — Class

The accompanying notes are an integral part of the financial statements

Schedules of Investments

U.S. Small Cap Fund

Description	Shares	Value (000)
Common Stock — 94.5%
Automotive — 2.8%
Cooper Tire & Rubber	4,710	$171
Gentex	9,770	134
Total Automotive		305
Banks — 7.6%
City Holding	3,590	160
East West Bancorp	4,230	137
First Republic Bank	2,580	175
Signature Bank NY*	1,440	201
WSFS Financial	5,250	152
Total Banks		825
Building & Construction — 1.3%
Gibraltar Industries*	6,435	137
Total Building & Construction		137
Casinos & Gaming — 1.4%
Boyd Gaming*	8,800	157
Total Casinos & Gaming		157
Chemicals — 1.3%
Trinseo*	5,980	142
Total Chemicals		142
Commercial Services — 1.9%
ServiceMaster Global Holdings*	4,960	209
Total Commercial Services		209
Computers & Services — 5.5%
Global Payments	2,600	153
InterDigital	2,920	131
Lumentum Holdings*	7,800	154
Synaptics*	2,070	152
Total Computers & Services		590
Containers & Packaging — 2.9%
Aptargroup	2,370	173
Berry Plastics Group*	4,590	143
Total Containers & Packaging		316
Data Processing & Outsourced Services — 1.9%
Exponent	3,950	203
Total Data Processing & Outsourced Services		203

Description	Shares	Value (000)
Drugs — 1.8%
Prestige Brands Holdings*	4,200	$196
Total Drugs		196
Electrical Utilities — 1.8%
Pinnacle West Capital	2,950	196
Total Electrical Utilities		196
Entertainment — 1.4%
Isle of Capri Casinos*	12,330	156
Total Entertainment		156
Financial Services — 6.4%
Cash America International	5,400	162
E*TRADE Financial*	6,470	152
Encore Capital Group*	3,960	91
International. FCStone*	6,410	181
WisdomTree Investments	8,510	102
Total Financial Services		688
Food, Beverage & Tobacco — 2.0%
Cal-Maine Foods	4,270	215
Total Food, Beverage & Tobacco		215
Gas & Natural Gas — 1.5%
UGI	4,830	164
Total Gas & Natural Gas		164
Health Care Services — 1.3%
Quest Diagnostics	2,110	138
Total Health Care Services		138
Home Furnishings — 1.3%
Leggett & Platt	3,420	142
Total Home Furnishings		142
Insurance — 13.4%
Amerisafe	3,880	198
AmTrust Financial Services	3,130	179
FBL Financial Group, Cl A	2,780	170
Hanover Insurance Group	2,350	192
James River Group Holdings	5,880	199
Maiden Holdings	11,960	153
Reinsurance Group of America, Cl A	2,110	178
RenaissanceRe Holdings	1,590	179
Total Insurance		1,448

Schedules of Investments	January 31, 2016

U.S. Small Cap Fund (concluded)

Description	Shares	Value (000)
Machinery — 4.7%
Alamo Group	3,590	$190
Global Brass & Copper Holdings	7,900	164
Kadant	3,860	150
Total Machinery		504
Medical Products & Services — 8.5%
Centene*	2,550	158
Hologic*	4,600	156
Repligen*	6,610	146
United Therapeutics*	1,250	154
Vascular Solutions*	4,740	130
VCA*	3,500	180
Total Medical Products & Services		924
Petroleum & Fuel Products — 1.5%
Patterson-UTI Energy	11,600	167
Total Petroleum & Fuel Products		167
Petroleum Refining — 1.7%
Par Pacific Holdings*	7,640	183
Total Petroleum Refining		183
Printing & Publishing — 1.3%
Deluxe	2,475	138
Total Printing & Publishing		138
Retail — 5.9%
Caleres	5,600	151
Children’s Place	2,730	178
Denny’s*	16,360	153
Nautilus*	7,800	152
Total Retail		634
Semi-Conductors & Instruments — 7.4%
Cirrus Logic*	4,560	158
Multi-Fineline Electronix*	10,290	172
Photronics*	14,130	169
Rudolph Technologies*	14,180	182
Tessera Technologies	4,310	124
Total Semi-Conductors & Instruments		805
Telephones & Telecommunication — 3.0%
IDT, Cl B	10,650	135
Stamps.com*	1,980	186
Total Telephones & Telecommunication		321

Description	Shares	Value (000)
Transportation Services — 3.0%
Douglas Dynamics	7,490	$149
Matson	4,340	175
Total Transportation Services		324
Total Common Stock (Cost $10,164 (000))		10,227
Cash Equivalent (A) — 4.4%
Federated Prime Obligations Fund, Cl I, 0.320%	473,574	474
Total Cash Equivalent (Cost $474 (000))		474
Total Investments — 98.9% (Cost $10,638 (000))		$10,701

Percentages are based on net assets of $10,816 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2016.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Value Fund

Description	Shares	Value (000)
Common Stock — 96.8%
Advertising Agencies — 1.3%
Interpublic Group	82,000	$1,840
Total Advertising Agencies		1,840
Aerospace & Defense — 4.6%
Boeing	12,000	1,442
Northrop Grumman	8,000	1,480
Orbital ATK	20,000	1,805
Raytheon	16,000	2,052
Total Aerospace & Defense		6,779
Airlines — 1.0%
JetBlue Airways*	71,000	1,513
Total Airlines		1,513
Automotive — 3.9%
Ford Motor	113,000	1,349
General Motors	49,000	1,452
Goodyear Tire & Rubber	54,000	1,534
Thor Industries	27,000	1,416
Total Automotive		5,751
Banks — 12.4%
Bank of New York Mellon	40,000	1,449
BB&T	45,000	1,470
Capital One Financial	21,000	1,378
Fifth Third Bancorp	80,000	1,264
Huntington Bancshares	157,000	1,347
JPMorgan Chase	26,000	1,547
Morgan Stanley	50,000	1,294
PacWest Bancorp	36,000	1,321
PNC Financial Services Group	20,000	1,733
SunTrust Banks	50,000	1,829
Synovus Financial	68,000	2,076
Wells Fargo	30,000	1,507
Total Banks		18,215
Broadcasting, Newspapers and Advertising — 0.9%
TEGNA	54,000	1,296
Total Broadcasting, Newspapers and Advertising		1,296
Chemicals — 3.1%
Dow Chemical	33,000	1,386
Eastman Chemical	25,000	1,530
LyondellBasell Industries, Cl A	21,000	1,638
Total Chemicals		4,554

Description	Shares	Value (000)
Commercial Services — 1.1%
ManpowerGroup	21,000	$1,603
Total Commercial Services		1,603
Computers & Services — 5.6%
Convergys	76,000	1,857
Corning	85,000	1,582
Ingram Micro, Cl A	64,000	1,805
Juniper Networks	75,000	1,770
Western Digital	25,000	1,200
Total Computers & Services		8,214
Drug Retail — 1.1%
CVS Health	16,000	1,546
Total Drug Retail		1,546
Electrical Utilities — 4.4%
AES	170,000	1,615
Entergy	22,000	1,553
Exelon	51,000	1,508
Public Service Enterprise	43,000	1,776
Total Electrical Utilities		6,452
Electronic Components & Equipment — 2.2%
Arrow Electronics*	28,000	1,445
Avnet	43,000	1,716
Total Electronic Components & Equipment		3,161
Engineering Services — 1.1%
AECOM*	59,000	1,619
Total Engineering Services		1,619
Financial Services — 2.3%
Ameriprise Financial	14,000	1,269
Nasdaq	35,000	2,170
Total Financial Services		3,439
Gas Utilities — 1.0%
Sempra Energy	16,000	1,516
Total Gas Utilities		1,516
Household Products — 0.9%
Whirlpool	10,000	1,344
Total Household Products		1,344
Hypermarkets & Super Centers — 1.3%
Wal-Mart Stores	28,000	1,858
Total Hypermarkets & Super Centers		1,858

Schedules of Investments	January 31, 2016

Value Fund (continued)

Description	Shares	Value (000)
Insurance — 12.4%
Cincinnati Financial	32,000	$1,844
Everest Re Group	10,000	1,789
Hanover Insurance Group	24,000	1,956
Hartford Financial Services Group	37,000	1,487
Lincoln National	30,000	1,184
Progressive	60,000	1,875
Reinsurance Group of America, Cl A	20,000	1,684
Torchmark	27,000	1,467
Travelers	17,000	1,820
Unum Group	50,000	1,432
WR Berkley	31,000	1,555
Total Insurance		18,093
Managed Health Care — 1.0%
Aetna	15,000	1,527
Total Managed Health Care		1,527
Medical Products & Services — 2.8%
Express Scripts Holding*	16,000	1,150
Laboratory Corp of America Holdings*	13,000	1,461
Universal Health Services, Cl B	13,000	1,464
Total Medical Products & Services		4,075
Metals & Mining — 2.0%
Reliance Steel & Aluminum	27,000	1,537
Steel Dynamics	80,000	1,468
Total Metals & Mining		3,005
Office Furniture & Fixtures — 1.1%
Pitney Bowes	79,000	1,547
Total Office Furniture & Fixtures		1,547
Paper & Paper Products — 1.9%
Domtar	38,000	1,225
Sonoco Products	39,000	1,541
Total Paper & Paper Products		2,766
Petroleum & Fuel Products — 4.4%
Baker Hughes	33,000	1,436
Chesapeake Energy	380,000	1,288
National Oilwell Varco	45,000	1,464
Noble	145,000	1,130
Rowan, Cl A	90,000	1,138
Total Petroleum & Fuel Products		6,456

Description	Shares	Value (000)
Petroleum Refining — 4.7%
Hess	26,000	$1,105
Marathon Petroleum	28,000	1,170
Phillips 66	22,000	1,763
Tesoro	14,000	1,222
Valero Energy	23,000	1,561
Total Petroleum Refining		6,821
Pharmaceuticals — 1.1%
Johnson & Johnson	15,000	1,567
Total Pharmaceuticals		1,567
Printing & Publishing — 1.0%
Xerox	150,000	1,463
Total Printing & Publishing		1,463
Research & Development — 1.1%
Jacobs Engineering Group*	40,000	1,569
Total Research & Development		1,569
Retail — 6.8%
Darden Restaurants	23,000	1,450
Foot Locker	35,000	2,365
GameStop, Cl A	50,000	1,311
Macy’s	47,000	1,899
PVH	22,000	1,614
Target	19,000	1,376
Total Retail		10,015
Semi-Conductors & Instruments — 2.6%
First Solar*	34,000	2,334
Intel	46,000	1,427
Total Semi-Conductors & Instruments		3,761
Telephones & Telecommunication — 3.6%
AT&T	48,000	1,731
Harris	20,000	1,739
Verizon Communications	35,000	1,749
Total Telephones & Telecommunication		5,219
Travel Services — 0.9%
Carnival	28,000	1,348
Total Travel Services		1,348

Schedules of Investments

Value Fund (concluded)

Description	Shares	Value (000)
Waste Management Services — 1.2%
Ingredion	17,000	$1,712
Total Waste Management Services		1,712
Total Common Stock (Cost $137,446 (000))		141,644
Cash Equivalent (A) — 3.4%
Federated Prime Obligations Fund, Cl I, 0.320%	4,978,679	4,979
Total Cash Equivalent (Cost $4,979 (000))		4,979
Total Investments — 100.2% (Cost $142,425 (000))		$146,623

Percentages are based on net assets of $146,336 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2016.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1)	As of January 31, 2016

	Burkenroad Small Cap Fund	Core Bond Fund		Diversified Income Fund
Assets:
Investments in securities at value (Cost $608,838, $230,999 and $52,382, respectively)	$685,321	$232,864		$49,613
Receivable for investment securities sold	—	218		—
Receivable for capital shares sold	2,105	14		603
Accrued income	332	2,037		516
Prepaid expenses	30	33		13

Total Assets	687,788	235,166		50,745

Liabilities:
Payable for investment securities purchased	—	—		500
Payable for capital shares redeemed	1,591	234		70
Payable due to Adviser	557	102		22
Shareholder servicing fees payable	186	7		2
Payable due to Administrator	37	13		3
Payable due to Custodian	39	13		3
Payable due to Transfer Agent	27	13		7
Payable for distribution fees	48	1		1
Payable due to Trustees	9	3		1
Chief Compliance Officer fees payable	4	1		—
Other accrued expenses	172	62		13

Total Liabilities	2,670	449		622

Net Assets	$685,118	$234,717		$50,123

Net Assets:
Paid-in-Capital	$618,697	$237,069		$61,896
Undistributed (distributions in excess of) net investment income (accumulated net investment loss)	(746)	43		(644)
Accumulated net realized loss on investments	(9,316)	(4,260)		(8,360)
Net unrealized appreciation (depreciation) on investments	76,483	1,865		(2,769)

Net Assets	$685,118	$234,717		$50,123

Institutional Class Shares:
Net Assets	n/a	$197,679		$40,448
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	12,446,106		3,219,280
Net Asset Value, Offering and Redemption Price Per Share	n/a	$15.88		$12.56

Class A Shares:
Net Assets	$629,950	$35,366		$8,557
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,196,320	2,231,761		682,111
Net Asset Value and Redemption Price Per Share	$51.65	$15.85		$12.54

Maximum Offering Price Per Share ($51.65 ÷ 94.75%, $15.85 ÷ 96.00%, and $12.54 ÷ 95.75%, respectively)	$54.51	$16.51		$13.10

Class C Shares:
Net Assets	n/a	$1,672		$1,118
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	104,926		89,310
Net Asset Value, Offering and Redemption Price Per Share	n/a	$15.94	*	$12.51 *

Class D Shares:
Net Assets	$55,168	n/a		n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,101,192	n/a		n/a
Net Asset Value, Offering and Redemption Price Per Share	$50.10	n/a		n/a

“n/a” designates that the Fund does not offer this class.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)

	Diversified International Fund	Dynamic Asset Allocation Fund		Government Money Market Fund
Assets:
Investments in securities at value (Cost $302,630, $1,632 and $310,459, respectively)	$307,455	$1,602		$310,459
Foreign Currency (Cost $17, $0 and $0, respectively)	17	—		—
Receivable for investment securities sold	—	739		—
Accrued income	216	—		50
Receivable for capital shares sold	1,251	—		—
Receivable from Adviser	—	2		—
Deferred Offering Costs	—	1		—
Tax reclaims receivable	504	—		—
Prepaid expenses	24	—		—

Total Assets	309,467	2,344		310,509

Liabilities:
Payable for investment securities purchased	3,788	618		—
Payable for capital shares redeemed	234	—		—
Payable due to Adviser	255	—		15
Shareholder servicing fees payable	3	—		1
Payable for distribution fees	—	—		1
Payable due to Administrator	16	—		2
Payable due to Custodian	176	—		14
Payable due to Transfer Agent	15	6		15
Income distribution payable	—	—		1
Chief Compliance Officer fees payable	2	—		2
Payable due to Trustees	4	1		4
Other accrued expenses	73	1		65

Total Liabilities	4,566	626		120

Net Assets	$304,901	$1,718		$310,389

Net Assets:
Paid-in-Capital	$334,642	$2,151		$310,417
Distributions in excess of net investment income	(432)	—		(3)
Accumulated net realized loss on investments	(34,094)	(403)		(25)
Net unrealized appreciation (depreciation) on investments (including foreign currency)	4,785	(30)		—

Net Assets	$304,901	$1,718		$310,389

Institutional Class Shares:
Net Assets	$290,492	$750		$81,571
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	16,535,069	58,513		81,576,577
Net Asset Value, Offering and Redemption Price Per Share	$17.57	$12.83	*	$1.00

Institutional Sweep Class Shares:
Net Assets	n/a	n/a		$1,260
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	n/a		1,260,966
Net Asset Value Per Share	n/a	n/a		$1.00

Class A Shares:
Net Assets	$14,295	$604		$227,558
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	814,236	47,131		227,576,398
Net Asset Value and Redemption Price Per Share	$17.56	$12.81	*	$1.00

Maximum Offering Price Per Share ($17.56 and $12.81 ÷ 94.75%, respectively)	$18.53	$13.52		n/a

Class C Shares:
Net Assets	$114	$364		n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	6,656	28,482		n/a
Net Asset Value, Offering and Redemption Price Per Share	$17.12 *	$12.77	*	n/a

“n/a” designates that the Fund does not offer this class or the Fund does not impose a sales charge.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)	As of January 31, 2016

	Growth Fund	International Small Cap Fund	Louisiana Tax-Free Income Fund
Assets:
Investments in securities at value (Cost $122,844, $7,880 and $8,895, respectively)	$135,861	$7,445	$9,539
Receivable for capital shares sold	5	237	—
Receivable for investment securities sold	—	7	—
Tax reclaims receivable	2	—	—
Accrued income	48	8	125
Deferred Offering Costs	—	1	—
Prepaid expenses	18	—	1

Total Assets	135,934	7,698	9,665

Liabilities:
Payable for capital shares redeemed	187	—	11
Payable due to Adviser	93	3	—
Payable due to Transfer Agent	10	6	6
Payable due to Administrator	7	—	1
Payable due to Custodian	7	—	1
Shareholder servicing fees payable	—	—	1
Payable due to Trustees	2	—	—
Chief Compliance Officer fees payable	1	—	—
Other accrued expenses	27	2	3

Total Liabilities	334	11	23

Net Assets	$135,600	$7,687	$9,642

Net Assets:
Paid-in-Capital	$119,864	$8,359	$9,493
Undistributed (distributions in excess of) net investment income	(84)	(39)	9
Accumulated net realized gain (loss) on investments	2,803	(198)	(504)
Net unrealized appreciation (depreciation) on investments	13,017	(435)	644

Net Assets	$135,600	$7,687	$9,642

Institutional Class Shares:
Net Assets	$109,955	$7,102	$4,902
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	6,259,166	527,434	283,526
Net Asset Value, Offering and Redemption Price Per Share	$17.57	$13.47	$17.29

Class A Shares:
Net Assets	$25,073	$582	$4,740
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,499,456	43,271	274,235
Net Asset Value and Redemption Price Per Share	$16.72	$13.46 *	$17.28

Maximum Offering Price Per Share ($16.72 ÷ 94.75%, $13.46 ÷ 94.75% and $17.28 ÷ 96.00%, respectively)	$17.65	$14.21	$18.00

Class C Shares:
Net Assets	$572	$3	$—
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	40,848	185	12
Net Asset Value, Offering and Redemption Price Per Share	$14.00	$13.39 *	$17.29	*

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)

	Microcap Fund	Mississippi Tax-Free Income Fund		Quantitative Long/Short Fund
Assets:
Investments in securities at value (Cost $5,243, $15,020 and $160,519, respectively)	$5,163	$16,249		$163,032
Deposits held at Prime Broker	—	—		5,244
Receivable for investment securities sold	—	—		531
Receivable for capital shares sold	357	—		378
Accrued income	2	192		22
Deferred offering costs	1	—		—
Prepaid expenses	—	2		25

Total Assets	5,523	16,443		169,232

Liabilities:
Payable for Securities sold short (Proceeds $0, $0 and $5,795, respectively)	—	—		5,175
Payable for investment securities purchased	—	—		69
Payable due to Adviser	2	3		156
Payable due to Prime Broker	—	—		5,894
Payable due to Transfer Agent	6	6		10
Payable due to Administrator	—	1		8
Payable for capital shares redeemed	3	53		194
Payable due to Custodian	—	1		2
Shareholder servicing fees payable	—	2		15
Payable due to Trustees	—	—		2
Payable for distribution fees	—	—		2
Chief Compliance Officer fees payable	—	—		1
Other accrued expenses	2	5		36

Total Liabilities	13	71		11,564

Net Assets	$5,510	$16,372		$157,668

Net Assets:
Paid-in-Capital	$5,935	$16,022		$154,592
Undistributed net investment income (accumulated net investment loss)	(13)	9		(668)
Accumulated net realized gain (loss) on investments	(332)	(888)		611
Net unrealized appreciation (depreciation) on investments (including securities sold short)	(80)	1,229		3,133

Net Assets	$5,510	$16,372		$157,668

Institutional Class Shares:
Net Assets	$4,491	$7,931		$78,415
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	327,242	470,341		4,572,754
Net Asset Value, Offering and Redemption Price Per Share	$13.72	$16.86		$17.15

Class A Shares:
Net Assets	$969	$8,409		$75,436
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	70,741	498,578		4,487,997
Net Asset Value and Redemption Price Per Share	$13.70	$16.87		$16.81

Maximum Offering Price Per Share ($13.70 ÷ 94.75%, $16.87 ÷ 96.00% and $16.81 ÷ 94.75%, respectively)	$14.46	$17.57		$17.74

Class C Shares:
Net Assets	$50	$32		$3,817
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,678	1,879		243,014
Net Asset Value, Offering and Redemption Price Per Share	$13.63 *	$16.89	*	$15.71

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (concluded)	As of January 31, 2016

	U.S. Small Cap Fund	Value Fund
Assets:
Investments in securities at value (Cost $10,638 and $142,425, respectively)	$10,701	$146,623
Receivable for capital shares sold	153	5
Accrued income	8	196
Tax reclaims receivable	—	2
Prepaid expenses	3	18

Total Assets	10,865	146,844

Liabilities:
Payable due to Adviser	4	99
Payable due to Transfer Agent	6	11
Payable due to Administrator	1	8
Payable for capital shares redeemed	34	333
Payable due to Custodian	1	9
Shareholder servicing fees payable	—	8
Payable for distribution fees	—	1
Chief Compliance Officer fees payable	—	1
Other accrued expenses	3	38

Total Liabilities	49	508

Net Assets	$10,816	$146,336

Net Assets:
Paid-in-Capital	$11,456	$141,904
Undistributed (distributions in excess of) net investment income	(2)	18
Accumulated net realized gain (loss) on investments	(701)	216
Net unrealized appreciation on investments	63	4,198

Net Assets	$10,816	$146,336

Institutional Class Shares:
Net Assets	$9,454	$107,686
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	656,273	5,333,657
Net Asset Value, Offering and Redemption Price Per Share	$14.41	$20.19

Class A Shares:
Net Assets	$1,232	$37,714
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	85,769	1,879,828
Net Asset Value and Redemption Price Per Share	$14.37 *	$20.06

Maximum Offering Price Per Share ($14.37 and $20.06 ÷ 94.75%, respectively)	$15.17	$21.17

Class C Shares:
Net Assets	$130	$936
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,176	48,505
Net Asset Value, Offering and Redemption Price Per Share	$14.17	$19.30

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000)

	Burkenroad Small Cap Fund	Core Bond Fund	Diversified Income Fund	Diversified International Fund
Investment Income:
Interest income	$—	$7,286	$1,883	$—
Dividend income	10,316	707	1,514	11,150
Less: Foreign taxes withheld	—	—	—	(1,179)

Total Investment Income	10,316	7,993	3,397	9,971

Expenses:
Investment advisory fees	7,116	1,540	436	4,237
Administration fees	462	158	38	261
Shareholder servicing fees — Class A	1,744	99	30	85
Shareholder servicing fees — Class C	n/a	5	3	—
Shareholder servicing fees — Class D	128	n/a	n/a	n/a
Distribution fees — Class C	n/a	15	10	1
Distribution fees — Class D	128	n/a	n/a	n/a
Transfer agent fees	117	72	49	87
Custodian fees	225	77	19	402
Trustees’ fees	33	11	3	18
Chief Compliance Officer fees	11	4	1	6
Registration fees	68	47	39	60
Professional fees	186	60	13	90
Printing fees	136	37	10	59
Insurance and other expenses	44	37	16	48

Total Expenses	10,398	2,162	667	5,354

Less: Investment advisory fees waived	—	(115)	(62)	—

Total Net Expenses	10,398	2,047	605	5,354

Net Investment Income (Loss)	(82)	5,946	2,792	4,617

Net realized loss from security transactions	(922)	(3,386)	(6,013)	(24,435)
Net realized loss from foreign currency transactions	—	—	—	(419)
Net change in unrealized appreciation (depreciation) on investments	(29,607)	(5,473)	(3,105)	(38,928)
Net change in unrealized appreciation (depreciation) on foreign currency	—	—	—	(13)

Net Realized and Unrealized Loss on investments	(30,529)	(8,859)	(9,118)	(63,795)

Decrease in Net Assets Resulting from Operations	$(30,611)	$(2,913)	$(6,326)	$(59,178)

“n/a”	designates that the Fund does not offer this class.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (continued)	For the year or period ended January 31, 2016

	Dynamic Asset Allocation Fund*	Government Money Market Fund	Growth Fund	International Small Cap Fund*
Investment Income:
Interest income	$—	$375	$—	$—
Dividend income	36	—	1,656	63
Less: Foreign taxes withheld	—	—	—	(7)

Total Investment Income	36	375	1,656	56

Expenses:
Investment advisory fees	14	1,191	1,195	48
Administration fees	1	184	92	3
Shareholder servicing fees — Institutional Sweep Class	n/a	3	n/a	n/a
Shareholder servicing fees — Class A	3	523	73	1
Shareholder servicing fees — Class C	1	n/a	2	—
Distribution fees — Class C	2	523	5	—
Custodian fees	1	89	45	2
Transfer agent fees	24	77	59	25
Trustees’ fees	—	13	7	—
Chief Compliance Officer fees	—	5	3	—
Offering Costs	12	—	—	12
Professional fees	1	74	37	4
Printing fees	1	56	23	2
Registration fees	—	7	49	—
Insurance and other expenses	2	89	10	5

Total Expenses	62	2,834	1,600	102

Less: Investment advisory fees waived	(14)	(1,191)	—	(32)
Less: Reimbursement from Adviser	(15)	(70)	—	—
Less: Administration fees waived	—	(179)	—	—
Less: Shareholder servicing fees reimbursed by Adviser — Institutional Sweep Class	—	(3)	—	—
Less: Shareholder servicing fees reimbursed by Adviser — Class A	—	(523)	—	—
Less: Distribution fees waived — Class A	—	(523)	—	—

Total Net Expenses	33	345	1,600	70

Net Investment Income (Loss)	3	30	56	(14)

Net realized gain (loss) from security transactions	(403)	—	10,199	(198)
Net realized loss from foreign currency transactions	—	—	—	(19)
Net change in unrealized appreciation (depreciation) on investments	(30)	—	(12,799)	(435)

Net Realized and Unrealized Loss on investments	(433)	—	(2,600)	(652)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(430)	$30	$(2,544)	$(666)

Amounts shown as “—” are $0 or have been rounded to $0.

*	Commenced operations May 29, 2015.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (continued)

	Louisiana Tax-Free Income Fund	Microcap Fund*	Mississippi Tax-Free Income Fund
Investment Income:
Interest income	$378	$—	$637
Dividend income	—	35	—
Less: Foreign taxes withheld	—	—	—

Total Investment Income	378	35	637

Expenses:
Investment advisory fees	61	30	103
Administration fees	6	2	11
Shareholder servicing fees — Class A	13	1	23
Shareholder servicing fees — Class C	—	—	—
Distribution fees — Class C	—	—	—
Transfer agent fees	43	25	44
Custodian fees	3	1	5
Trustees’ fees	—	—	1
Chief Compliance Officer fees	1	—	1
Offering Costs	—	12	—
Registration fees	8	—	9
Professional fees	3	1	4
Printing fees	2	2	3
Insurance and other expenses	7	4	8

Total Expenses	147	78	212

Less: Investment advisory fees waived	(58)	(30)	(59)
Less: Reimbursement from Adviser	—	—	—

Total Net Expenses	89	48	153

Net Investment Income (Loss)	289	(13)	484

Net realized gain (loss) from security transactions	83	(332)	136
Net change in unrealized appreciation (depreciation) on investments	(144)	(80)	(345)

Net Realized and Unrealized Loss on investments	(61)	(412)	(209)

Increase (Decrease) in Net Assets Resulting from Operations	$228	$(425)	$275

Amounts shown as “—” are $0 or have been rounded to $0.

*	Commenced operations May 29, 2015.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (concluded)	For the year or period ended January 31, 2016

	Quantitative Long/Short Fund	U.S. Small Cap Fund	Value Fund
Investment Income:
Dividend income	$1,521	$131	$3,437
Less: Foreign taxes withheld	—	—	—

Total Investment Income	1,521	131	3,437

Expenses:
Investment advisory fees	1,488	84	1,352
Administration fees	80	6	104
Shareholder servicing fees — Class A	139	4	114
Shareholder servicing fees — Class C	6	—	3
Distribution fees — Class C	18	1	8
Transfer agent fees	58	44	61
Custodian fees	11	3	51
Trustees’ fees	6	—	7
Chief Compliance Officer fees	2	—	3
Prime Broker interest expense	282	—	—
Dividend expense on securities sold short	100	—	—
Registration fees	56	6	47
Professional fees	34	3	40
Printing fees	23	3	26
Insurance and other expenses	9	2	11

Total Expenses	2,312	156	1,827

Less: Investment advisory fees waived	—	(36)	—
Less: Reimbursement from Adviser	—	—	—

Total Net Expenses	2,312	120	1,827

Net Investment Income (Loss)	(791)	11	1,610

Net realized gain (loss) from security transactions	1,828	(160)	8,294
Net realized gain on securities sold short	1,205	—	—
Net change in unrealized appreciation (depreciation) on investments	(6,136)	(95)	(21,969)
Net change in unrealized appreciation (depreciation) on securities sold short	264	—	—

Net Realized and Unrealized Loss on investments	(2,839)	(255)	(13,675)

Decrease in Net Assets Resulting from Operations	$(3,630)	$(244)	$(12,065)

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	Burkenroad Small Cap Fund		Core Bond Fund		Diversified Income Fund
	2016	2015	2016	2015	2016	2015
Investment Activities:
Net investment income (loss)	$(82)	$(1,582)	$5,946	$6,084	$2,792	$2,453
Net realized gain (loss) from investments, realized gain distributions from investment company shares and foreign currency transactions	(922)	9,534	(3,386)	192	(6,013)	(1,412)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(29,607)	(17,584)	(5,473)	1,005	(3,105)	54

Net Increase (Decrease) in Net Assets Resulting from Operations	(30,611)	(9,632)	(2,913)	7,281	(6,326)	1,095

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	n/a	n/a	(5,099)	(5,261)	(2,549)	(2,316)
Institutional Sweep Class Shares	n/a	n/a	n/a	n/a	n/a	n/a
Class A Shares	—	—	(845)	(829)	(607)	(509)
Class C Shares	n/a	n/a	(27)	(30)	(60)	(50)
Class D Shares	—	—	n/a	n/a	n/a	n/a
Net Realized Capital Gains:
Institutional Class Shares	n/a	n/a	—	(602)	—	(319)
Class A Shares	(5,315)	(15,821)	—	(107)	—	(88)
Class C Shares	n/a	n/a	—	(6)	—	(10)
Class D Shares	(468)	(1,107)	n/a	n/a	n/a	n/a
Return of Capital:
Institutional Class Shares	n/a	n/a	—	—	(301)	(648)
Class A Shares	—	—	—	—	(73)	(120)
Class C Shares	n/a	n/a	—	—	(8)	(12)
Class D Shares	—	—	n/a	n/a	n/a	n/a

Total Dividends and Distributions	(5,783)	(16,928)	(5,971)	(6,835)	(3,598)	(4,072)

Capital Share Transactions(1):
Institutional Class Shares:
Shares issued	n/a	n/a	31,374	85,230	13,223	13,579
Shares reinvested	n/a	n/a	3,042	2,891	705	1,081
Shares redeemed	n/a	n/a	(56,041)	(100,204)	(17,835)	(14,381)

Net Institutional Class Shares Transactions	n/a	n/a	(21,625)	(12,083)	(3,907)	279

Institutional Sweep Class Shares:
Shares issued	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	n/a	n/a	n/a	n/a	n/a	n/a

Net Institutional Sweep Class Shares Transactions	n/a	n/a	n/a	n/a	n/a	n/a

Class A Shares:
Shares issued	208,146	326,012	10,564	7,300	8,565	6,808
Shares reinvested	4,746	14,041	812	880	532	569
Shares redeemed	(241,089)	(252,671)	(16,005)	(9,561)	(11,082)	(5,031)

Net Class A Shares Transactions	(28,197)	87,382	(4,629)	(1,381)	(1,985)	2,346

Class C Shares:
Shares issued	n/a	n/a	281	401	131	617
Shares reinvested	n/a	n/a	22	29	62	66
Shares redeemed	n/a	n/a	(794)	(1,181)	(419)	(226)

Net Class C Shares Transactions	n/a	n/a	(491)	(751)	(226)	457

Class D Shares:
Shares issued	22,463	25,675	n/a	n/a	n/a	n/a
Shares reinvested	435	988	n/a	n/a	n/a	n/a
Shares redeemed	(15,810)	(20,376)	n/a	n/a	n/a	n/a

Net Class D Shares Transactions	7,088	6,287	n/a	n/a	n/a	n/a

Total Increase (Decrease) in Net Assets from Capital Share Transactions	(21,109)	93,669	(26,745)	(14,215)	(6,118)	3,082

Total Increase (Decrease) in Net Assets	(57,503)	67,109	(35,629)	(13,769)	(16,042)	105

Net Assets:
Beginning of year or period	742,621	675,512	270,346	284,115	66,165	66,060

End of year or period	$685,118	$742,621	$234,717	$270,346	$50,123	$66,165

Undistributed (distributions in excess of) net investment income (Accumulated net investment loss)	$(746)	$(816)	$43	$36	$(644)	$(371)

“n/a”	designates that the Fund does not offer this class.
(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

* Commenced operations on May 29, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For the years or period ended January 31

Diversified International Fund		Dynamic Asset Allocation Fund	Government Money Market Fund		Growth Fund
2016	2015	05/29/15 to 01/31/16*	2016	2015	2016	2015

$4,617	$4,101	$3	$30	$33	$56	$82

(24,854)	(4,788)	(403)	—	2	10,199	17,615

(38,941)	(15,032)	(30)	—	—	(12,799)	1,094

(59,178)	(15,719)	(430)	30	35	(2,544)	18,791

(4,145)	(3,535)	(2)	(9)	(9)	(157)	(72)
n/a	n/a	n/a	—	(1)	n/a	n/a
(117)	(252)	(1)	(21)	(23)	—	—
—	—	—	n/a	n/a	—	—
n/a	n/a	n/a	n/a	n/a	n/a	n/a

—	—	—	—	—	(10,474)	(13,887)
—	—	—	—	—	(2,554)	(3,481)
—	—	—	n/a	n/a	(68)	(107)
n/a	n/a	n/a	n/a	n/a	n/a	n/a

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	n/a	n/a	—	—
n/a	n/a	n/a	n/a	n/a	n/a	n/a

(4,262)	(3,787)	(3)	(30)	(33)	(13,253)	(17,547)

87,564	294,139	1,299	146,160	153,345	20,103	17,527
2,599	2,190	1	4	3	10,544	13,881
(181,193)	(135,563)	(389)	(155,959)	(173,177)	(24,298)	(25,438)

(91,030)	160,766	911	(9,795)	(19,829)	6,349	5,970

n/a	n/a	n/a	5,322	9,891	n/a	n/a
n/a	n/a	n/a	—	—	n/a	n/a
n/a	n/a	n/a	(5,370)	(20,553)	n/a	n/a

n/a	n/a	n/a	(48)	(10,662)	n/a	n/a

6,941	7,928	2,875	369,661	216,228	4,351	8,017
105	242	1	16	14	2,473	3,352
(31,848)	(9,161)	(2,049)	(362,465)	(238,053)	(7,826)	(6,858)

(24,802)	(991)	827	7,212	(21,811)	(1,002)	4,511

2	61	413	n/a	n/a	42	215
—	—	—	n/a	n/a	67	105
(59)	(40)	—	n/a	n/a	(189)	(91)

(57)	21	413	n/a	n/a	(80)	229

n/a	n/a	n/a	n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a	n/a	n/a	n/a

(115,889)	159,796	2,151	(2,631)	(52,302)	5,267	10,710

(179,329)	140,290	1,718	(2,631)	(52,300)	(10,530)	11,954

484,230	343,940	—	313,020	365,320	146,130	134,176

$304,901	$484,230	$1,718	$310,389	$313,020	$135,600	$146,130

$(432)	$(368)	$—	$(3)	$(3)	$(84)	$6

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) (concluded)

	International Small Cap Fund	Louisiana Tax-Free Income Fund		Microcap Fund
	05/29/15 to 01/31/16*	2016	2015	05/29/15 to 01/31/16*
Investment Activities:
Net investment income (loss)	$(14)	$289	$347	$(13)
Net realized gain (loss) from investments, realized gain distributions from investment company shares (including securities sold short) and foreign currency transactions	(217)	83	(89)	(332)
Net change in unrealized appreciation (depreciation) on investments (including securities sold short) and foreign currency transactions	(435)	(144)	1,329	(80)

Net Increase (Decrease) in Net Assets Resulting from Operations	(666)	228	1,587	(425)

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	(6)	(147)	(157)	—
Class A Shares	—	(141)	(187)	—
Class C Shares	—	—	—	—
Net Realized Capital Gains:
Institutional Class Shares	—	—	—	—
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—

Total Dividends and Distributions	(6)	(288)	(344)	—

Capital Share Transactions(1):
Institutional Class Shares:
Shares issued	8,388	573	630	5,573
Shares reinvested	1	19	17	—
Shares redeemed	(673)	(801)	(869)	(763)

Net Institutional Class Shares Transactions	7,716	(209)	(222)	4,810

Class A Shares:
Shares issued	762	396	511	1,282
Shares reinvested	—	125	159	—
Shares redeemed	(122)	(1,089)	(4,121)	(214)

Net Class A Shares Transactions	640	(568)	(3,451)	1,068

Class C Shares:
Shares issued	3	—	27	61
Shares reinvested	—	—	—	—
Shares redeemed	—	(28)	—	(4)

Net Class C Shares Transactions	3	(28)	27	57

Total Increase (Decrease) in Net Assets from Capital Share Transactions	8,359	(805)	(3,646)	5,935

Total Increase (Decrease) in Net Assets	7,687	(865)	(2,403)	5,510

Net Assets:
Beginning of year or period	—	10,507	12,910	—

End of year or period	$7,687	$9,642	$10,507	$5,510

Undistributed (distributions in excess of) net investment income (Accumulated net investment loss)	$(39)	$9	$8	$(13)

“n/a”	designates that the Fund does not offer this class.
(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

* Commenced operations on May 29, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For the years or period ended January 31

Mississippi Tax-Free Income Fund		Quantitative Long/Short Fund		U.S. Small Cap Fund		Value Fund

2016	2015	2016	2015	2016	2015	2016	2015

$484	$686	$(791)	$(79)	$11	$8	$1,610	$1,576
136	(108)	3,033	5,336	(160)	(541)	8,294	27,668
(345)	2,271	(5,872)	2,138	(95)	180	(21,969)	(17,037)

275	2,849	(3,630)	7,395	(244)	(353)	(12,065)	12,207

(240)	(262)	—	—	(17)	(4)	(1,539)	(946)
(245)	(422)	—	—	—	—	(459)	(270)
(1)	—	—	—	—	—	(3)	—

—	—	(1,952)	(3,582)	—	—	(13,485)	(18,766)
—	—	(1,776)	(1,286)	—	—	(4,839)	(7,377)
—	n/a	(101)	(77)	—	—	(125)	(180)

(486)	(684)	(3,829)	(4,945)	(17)	(4)	(20,450)	(27,539)

281	154	22,719	16,463	4,947	7,727	20,624	16,026
13	13	1,922	3,573	7	2	14,488	19,130
(859)	(301)	(7,219)	(9,616)	(1,922)	(796)	(27,714)	(32,837)

(565)	(134)	17,422	10,420	3,032	6,933	7,398	2,319

553	343	64,420	35,389	602	1,215	6,524	9,039
210	278	1,676	1,255	—	—	5,102	7,230
(2,717)	(9,903)	(29,554)	(13,083)	(881)	(269)	(13,621)	(15,391)

(1,954)	(9,282)	36,542	23,561	(279)	946	(1,995)	878

135	—	2,726	883	46	384	29	351
1	—	93	77	—	—	116	162
(107)	—	(222)	(151)	(53)	(239)	(161)	(353)

29	—	2,597	809	(7)	145	(16)	160

(2,490)	(9,416)	56,561	34,790	2,746	8,024	5,387	3,357

(2,701)	(7,251)	49,102	37,240	2,485	7,667	(27,128)	(11,975)

19,073	26,324	108,566	71,326	8,331	664	173,464	185,439

$16,372	$19,073	$157,668	$108,566	$10,816	$8,331	$146,336	$173,464

$9	$11	$(668)	$(62)	$(2)	$4	$18	$458

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Burkenroad Small Cap Fund
CLASS A SHARES
2016	$54.22	$0.00	$(2.15)	$(2.15)	$—	$(0.42)	$(0.42)	$51.65
2015	55.57	(0.11)	(0.04)	(0.15)	—	(1.20)	(1.20)	54.22
2014	44.64	(0.30)	11.44	11.14	—	(0.21)	(0.21)	55.57
2013	38.02	0.61 (1)	6.93	7.54	(0.54)	(0.38)	(0.92)	44.64
2012	36.84	(0.04)	3.99	3.95	—	(2.77)	(2.77)	38.02
CLASS D SHARES
2016	$52.74	$(0.14)	$(2.08)	$(2.22)	$—	$(0.42)	$(0.42)	$50.10
2015	54.22	(0.25)	(0.03)	(0.28)	—	(1.20)	(1.20)	52.74
2014	43.66	(0.42)	11.19	10.77	—	(0.21)	(0.21)	54.22
2013	37.21	0.43 (1)	6.85	7.28	(0.45)	(0.38)	(0.83)	43.66
2012	36.20	(0.13)	3.91	3.78	—	(2.77)	(2.77)	37.21

(1)

For the year ended January 31, 2013, Net Investment Income (Loss) per share reflects special dividends which amounted to $0.59 and $0.58 per share for Class A and Class D, respectively. Excluding the special dividends, the ratio of Net Investment Income to Average Net Assets would have been 0.04% and (0.37)% for Class A and Class D, respectively.

(2)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(4.01)%	$629,950	1.37%		1.37%	0.01%	39%
(0.34)	691,396	1.35		1.35	(0.18)	53
24.97	628,798	1.40	(2)	1.37	(0.58)	28
20.04	216,757	1.40		1.42	1.50 (1)	37
11.39	82,735	1.40		1.48	(0.10)	25

(4.25)%	$55,168	1.62%		1.62%	(0.26)%	39%
(0.59)	51,225	1.60		1.60%	(0.44)%	53
24.68	46,714	1.65	(2)	1.62	(0.83)	28
19.76	16,973	1.65		1.67	1.09 (1)	37
11.12	10,818	1.65		1.73	(0.36)	25

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Core Bond Fund
INSTITUTIONAL CLASS SHARES
2016	$16.43	$0.38	$(0.55)	$(0.17)	$(0.38)	$—	$(0.38)	$15.88
2015	16.41	0.36	0.07	0.43	(0.37)	(0.04)	(0.41)	16.43
2014	16.75	0.33	(0.33)	—	(0.34)	—	(0.34)	16.41
2013	16.62	0.41	0.13	0.54	(0.41)	—	(0.41)	16.75
2012	16.01	0.54	0.65	1.19	(0.54)	(0.04)	(0.58)	16.62
CLASS A SHARES
2016	$16.40	$0.34	$(0.55)	$(0.21)	$(0.34)	$—	$(0.34)	$15.85
2015	16.37	0.32	0.08	0.40	(0.33)	(0.04)	(0.37)	16.40
2014	16.72	0.29	(0.34)	(0.05)	(0.30)	—	(0.30)	16.37
2013	16.58	0.37	0.14	0.51	(0.37)	—	(0.37)	16.72
2012	15.98	0.50	0.64	1.14	(0.50)	(0.04)	(0.54)	16.58
CLASS C SHARES
2016	$16.49	$0.22	$(0.55)	$(0.33)	$(0.22)	$—	$(0.22)	$15.94
2015	16.46	0.20	0.07	0.27	(0.20)	(0.04)	(0.24)	16.49
2014	16.80	0.17	(0.35)	(0.18)	(0.16)	—	(0.16)	16.46
2013	16.67	0.23	0.15	0.38	(0.25)	—	(0.25)	16.80
2012	16.06	0.37	0.67	1.04	(0.39)	(0.04)	(0.43)	16.67

†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

(1.01)%	$197,679	0.75%	0.80%	2.36%	12%
2.64	226,763	0.75	0.77	2.20	38
0.01	238,482	0.75	0.78	2.00	22
3.27	193,279	0.75	0.80	2.28	24
7.59	132,639	0.75	0.83	3.31	26

(1.26)%	$35,366	1.00%	1.05%	2.11%	12%
2.46	41,348	1.00	1.02	1.93	38
(0.30)	42,652	1.00	1.03	1.76	22
3.08	43,971	1.00	1.05	2.05	24
7.27	55,430	1.00	1.08	3.07	26

(2.00)%	$1,672	1.75%	1.80%	1.36%	12%
1.67	2,235	1.75	1.77	1.17	38
(1.06)	2,981	1.75	1.78	1.04	22
2.31	9,633	1.75	1.80	1.22	24
6.54	2,311	1.75	1.83	2.24	26

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Dividends
Diversified Income Fund
INSTITUTIONAL CLASS SHARES
2016	$14.79	$0.64	$(2.05)	$(1.41)	$(0.73)	$(0.09)	$—	$(0.82)
2015	15.49	0.56	(0.32)	0.24	(0.66)	(0.18)	(0.10)	(0.94)
2014	15.50	0.77	(0.01)	0.76	(0.76)	—	(0.01)	(0.77)
2013#	15.00	0.18	0.48	0.66	(0.16)	—	—	(0.16)
CLASS A SHARES
2016	$14.78	$0.60	$(2.04)	$(1.44)	$(0.72)	$(0.08)	$—	$(0.80)
2015	15.50	0.55	(0.36)	0.19	(0.65)	(0.16)	(0.10)	(0.91)
2014	15.50	0.74	—	0.74	(0.73)	—	(0.01)	(0.74)
2013#	15.00	0.23	0.42	0.65	(0.15)	—	—	(0.15)
CLASS C SHARES
2016	$14.77	$0.49	$(2.04)	$(1.55)	$(0.63)	$(0.08)	$—	$(0.71)
2015	15.48	0.42	(0.33)	0.09	(0.57)	(0.13)	(0.10)	(0.80)
2014	15.50	0.60	0.01	0.61	(0.62)	—	(0.01)	(0.63)
2013#	15.00	0.17	0.45	0.62	(0.12)	—	—	(0.12)

#	Commenced operations on September 26, 2012. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate††

$12.56	(9.90)%	$40,448	0.90%	1.00%	4.56%	77%
14.79	1.37	52,046	0.90	0.99	3.56	77
15.49	5.06	53,949	0.90	0.98	4.98	74
15.50	4.44	33,018	0.90	2.77	3.33	9

$12.54	(10.11)%	$8,557	1.15%	1.25%	4.28%	77%
14.78	1.08	12,563	1.15	1.24	3.47	77
15.50	4.87	10,931	1.15	1.23	4.74	74
15.50	4.37	3,757	1.15	4.56	4.34	9

$12.51	(10.85)%	$1,118	1.90%	2.00%	3.53%	77%
14.77	0.43	1,556	1.90	2.00	2.66	77
15.48	4.00	1,180	1.90	1.99	3.89	74
15.50	4.16	312	1.90	5.38	3.20	9

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distribution from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Diversified International Fund
INSTITUTIONAL CLASS SHARES
2016	$21.02	$0.23	$(3.42)	$(3.19)	$(0.26)	$—	$(0.26)	$17.57
2015	21.55	0.19	(0.54)	(0.35)	(0.18)	—	(0.18)	21.02
2014	21.28	0.14	0.28	0.42	(0.12)	(0.03)	(0.15)	21.55
2013	18.59	0.11	2.79	2.90	(0.08)	(0.13)	(0.21)	21.28
2012	20.68	0.18	(2.03)	(1.85)	(0.12)	(0.12)	(0.24)	18.59
CLASS A SHARES
2016	$20.94	$0.22	$(3.45)	$(3.23)	$(0.15)	$—	$(0.15)	$17.56
2015	21.47	0.14	(0.55)	(0.41)	(0.12)	—	(0.12)	20.94
2014	21.21	0.10	0.25	0.35	(0.06)	(0.03)	(0.09)	21.47
2013	18.53	0.07	2.78	2.85	(0.04)	(0.13)	(0.17)	21.21
2012	20.64	0.27	(2.17)	(1.90)	(0.09)	(0.12)	(0.21)	18.53
CLASS C SHARES
2016	$20.41	$0.03	$(3.31)	$(3.28)	$(0.01)	$—	$(0.01)	$17.12
2015	20.97	(0.04)	(0.52)	(0.56)	—	—	—	20.41
2014	20.81	(0.02)	0.21	0.19	—	(0.03)	(0.03)	20.97
2013	18.30	(0.07)	2.71	2.64	—	(0.13)	(0.13)	20.81
2012	20.42	0.09	(2.09)	(2.00)	—	(0.12)	(0.12)	18.30

(1)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(15.27)%	$290,492	1.24%	1.24%	1.09%	15%
(1.66)	439,801	1.20%	1.20	0.83	21
1.91	297,393	1.22	1.22	0.67	19
15.68	260,248	1.25	1.25	0.59	12
(8.87)	155,340	1.37 (1)	1.32	0.96	9

(15.50)%	$14,295	1.49%	1.49%	1.05%	15%
(1.93)	44,232	1.45%	1.45	0.61	21
1.63	46,364	1.47	1.47	0.49	19
15.42	47,075	1.50	1.50	0.40	12
(9.13)	27,192	1.65 (1)	1.57	1.38	9

(16.08)%	$114	2.24%	2.24%	0.13%	15%
(2.67)	197	2.20	2.20	(0.19)	21
0.90	183	2.21	2.21	(0.08)	19
14.48	307	2.25	2.25	(0.39)	12
(9.76)	221	2.39 (1)	2.32	0.44	9

Financial Highlights (continued)

For a Share Outstanding Throughout the Period

For the period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Losses on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distribution from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Dynamic Asset Allocation Fund
INSTITUTIONAL CLASS SHARES
2016*	$15.00	$0.06	$(2.21)	$(2.15)	$(0.02)	$—	$(0.02)	$12.83
CLASS A SHARES
2016*	$15.00	$—	$(2.18)	$(2.18)	$(0.01)	$—	$(0.01)	$12.81
CLASS C SHARES
2016*	$15.00	$(0.06)	$(2.17)	$(2.23)	$—	$—	$—	$12.77

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

(14.31)%	$750	1.40%	3.00%	0.62%	379%

(14.54)%	$604	1.65%	2.99%	(0.04)%	379%

(14.87)%	$364	2.40%	3.77%	(0.63)%	379%

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return
Government Money Market Fund
INSTITUTIONAL CLASS SHARES
2016	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2015	1.00	—	—	—	—	—	1.00	0.01
2014	1.00	—	—	—	—	—	1.00	0.01
2013	1.00	—	—	—	—	—	1.00	0.01
2012	1.00	—	—	—	—	—	1.00	0.01
INSTITUTIONAL SWEEP CLASS SHARES
2016	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2015	1.00	—	—	—	—	—	1.00	0.01
2014	1.00	—	—	—	—	—	1.00	0.01
2013	1.00	—	—	—	—	—	1.00	0.01
2012	1.00	—	—	—	—	—	1.00	0.01
CLASS A SHARES
2016	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2015	1.00	—	—	—	—	—	1.00	0.01
2014	1.00	—	—	—	—	—	1.00	0.01
2013	1.00	—	—	—	—	—	1.00	0.01
2012	1.00	—	—	—	—	—	1.00	0.01

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$81,571	0.11%	0.60%	0.01%	n/a
91,365	0.06	0.58	0.01	n/a
111,197	0.09	0.58	0.01	n/a
101,794	0.15	0.58	0.01	n/a
145,908	0.13	0.59	0.01	n/a

$1,260	0.09%	0.85%	0.01%	n/a
1,307	0.06	0.82	0.01	n/a
11,965	0.09	0.83	0.01	n/a
120,259	0.15	0.83	0.01	n/a
139,064	0.13	0.84	0.01	n/a

$227,558	0.12%	1.10%	0.01%	n/a
220,348	0.06	1.08	0.01	n/a
242,158	0.09	1.08	0.01	n/a
351,108	0.15	1.08	0.01	n/a
295,004	0.13	1.09	0.01	n/a

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Growth Fund
INSTITUTIONAL CLASS SHARES
2016	$19.74	$0.02	$(0.32)	$(0.30)	$(0.02)	$(1.85)	$(1.87)	$17.57
2015	19.59	0.02	2.88	2.90	(0.01)	(2.74)	(2.75)	19.74
2014	19.40	0.03	4.19	4.22	(0.02)	(4.01)	(4.03)	19.59
2013	16.87	0.09	2.53	2.62	(0.09)	—	(0.09)	19.40
2012	16.28	(0.01)	0.60	0.59	—	—	—	16.87
CLASS A SHARES
2016	$18.90	$(0.03)	$(0.30)	$(0.33)	$—	$(1.85)	$(1.85)	$16.72
2015	18.90	(0.03)	2.77	2.74	—	(2.74)	(2.74)	18.90
2014	18.86	(0.02)	4.07	4.05	—	(4.01)	(4.01)	18.90
2013	16.41	0.05	2.45	2.50	(0.05)	—	(0.05)	18.86
2012	15.87	(0.05)	0.59	0.54	—	—	—	16.41
CLASS C SHARES
2016	$16.23	$(0.15)	$(0.23)	$(0.38)	$—	$(1.85)	$(1.85)	$14.00
2015	16.69	(0.16)	2.44	2.28	—	(2.74)	(2.74)	16.23
2014	17.17	(0.16)	3.69	3.53	—	(4.01)	(4.01)	16.69
2013	15.01	(0.08)	2.24	2.16	—	—	—	17.17
2012	14.63	(0.15)	0.53	0.38	—	—	—	15.01

(1)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(2.10)%	$109,955	1.02%		1.02%	0.10%	130%
14.41	116,313	1.00		1.00	0.11	101
22.17	109,022	1.01		1.01	0.16	94
15.54	110,640	1.03		1.03	0.49	84
3.62	64,758	1.07	(1)	1.06	(0.08)	86

(2.38)%	$25,073	1.27%		1.27%	(0.15)%	130%
14.07	29,084	1.25		1.25	(0.14)	101
21.91	24,614	1.26		1.26	(0.09)	94
15.22	23,581	1.28		1.28	0.27	84
3.40	30,045	1.32	(1)	1.31	(0.33)	86

(3.08)%	$572	2.02%		2.02%	(0.89)%	130%
13.16	733	2.00		2.00	(0.90)	101
21.01	540	2.01		2.01	(0.85)	94
14.39	456	2.03		2.03	(0.52)	84
2.60	424	2.04	(1)	2.06	(1.05)	86

Financial Highlights (continued)

For a Share Outstanding Throughout the Period

For the period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Loss†	Net Realized and Unrealized Losses on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
International Small Cap Fund
INSTITUTIONAL CLASS SHARES
2016*	$15.00	$(0.03)	$(1.49)	$(1.52)	$(0.01)	$—	$(0.01)	$13.47
CLASS A SHARES
2016*	$15.00	$(0.05)	$(1.49)	$(1.54)	$—	$—	$—	$13.46
CLASS C SHARES
2016*	$15.00	$(0.13)	$(1.48)	$(1.61)	$—	$—	$—	$13.39

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate††

(10.12)%	$7,102	1.55%	2.27%	(0.30)%	29%

(10.27)%	$582	1.80%	2.55%	(0.55)%	29%

(10.73)%	$3	2.55%	12.35%	(1.37)%	29%

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Louisiana Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2016	$17.37	$0.51	$(0.08)	$0.43	$(0.51)	$—	$(0.51)	$17.29
2015	15.66	0.51	1.72	2.23	(0.52)	—	(0.52)	17.37
2014	17.35	0.54	(1.66)	(1.12)	(0.55)	(0.02)	(0.57)	15.66
2013	17.09	0.56	0.27	0.83	(0.55)	(0.02)	(0.57)	17.35
2012#	15.00	0.62	2.03	2.65	(0.55)	(0.01)	(0.56)	17.09
CLASS A SHARES
2016	$17.37	$0.47	$(0.09)	$0.38	$(0.47)	$—	$(0.47)	$17.28
2015	15.65	0.47	1.73	2.20	(0.48)	—	(0.48)	17.37
2014	17.35	0.50	(1.67)	(1.17)	(0.51)	(0.02)	(0.53)	15.65
2013	17.08	0.51	0.28	0.79	(0.50)	(0.02)	(0.52)	17.35
2012#	15.00	0.58	2.02	2.60	(0.51)	(0.01)	(0.52)	17.08
CLASS C SHARES
2016	$17.36	$0.35	$0.05	$0.40	$(0.47)	$—	$(0.47)	$17.29
2015	15.65	0.35	1.81	2.16	(0.45)	—	(0.45)	17.36
2014‡	16.94	0.41	(1.31)	(0.90)	(0.37)	(0.02)	(0.39)	15.65

#	Commenced operations February 1, 2011. Ratios for the period have been annualized.
‡	Commenced operations May 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.
(1)	Total return and portfolio turnover are for period indicated and have not been annualized.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, ratios would have been 1.75%.
(3)	Portfolio turnover is for the Fund for the full year.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Total Return††		Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

2.56%		$4,902	0.75%		1.32%	2.99%	16%
14.43		5,137	0.75		1.34	3.09	19
(6.44)		4,841	0.75		1.21	3.38	3
4.90		6,623	0.75		1.12	3.24	1
17.98	(1)	3,758	0.75		2.16	3.85	6	(1)

2.25%		$4,740	1.00%		1.57%	2.74%	16%
14.21		5,341	1.00		1.59	2.85	19
(6.73)		8,069	1.00		1.44	3.10	3
4.71		13,314	1.00		1.37	2.98	1
17.65	(1)	6,899	1.00		2.28	3.60	6	(1)

2.39%		$—	1.55	%(2)	2.12%	2.03%	16%
13.98		29	1.75		2.36	2.07	19
(5.22	)(1)	—	—	(2)	— (2)	4.00	3	(3)

Financial Highlights (continued)

For a Share Outstanding Throughout the Period

For the period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Loss†	Net Realized and Unrealized Losses on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Microcap Fund
INSTITUTIONAL CLASS SHARES
2016*	$15.00	$(0.04)	$(1.24)	$(1.28)	$—	$—	$—	$13.72
CLASS A SHARES
2016*	$15.00	$(0.06)	$(1.24)	$(1.30)	$—	$—	$—	$13.70
CLASS C SHARES
2016*	$15.00	$(0.13)	$(1.24)	$(1.37)	$—	$—	$—	$13.63

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate††

(8.53)%	$4,491	1.50%	2.48%	(0.39)%	153%

(8.67)%	$969	1.75%	2.70%	(0.62)%	153%

(9.13)%	$50	2.50%	3.90%	(1.32)%	153%

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Mississippi Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2016	$17.01	$0.49	$(0.15)	$0.34	$(0.49)	$—	$(0.49)	$16.86
2015	15.51	0.50	1.51	2.01	(0.51)	—	(0.51)	17.01
2014	17.21	0.53	(1.61)	(1.08)	(0.54)	(0.08)	(0.62)	15.51
2013	17.01	0.57	0.24	0.81	(0.56)	(0.05)	(0.61)	17.21
2012#	15.00	0.60	1.95	2.55	(0.53)	(0.01)	(0.54)	17.01
CLASS A SHARES
2016	$17.01	$0.45	$(0.14)	$0.31	$(0.45)	$—	$(0.45)	$16.87
2015	15.51	0.46	1.51	1.97	(0.47)	—	(0.47)	17.01
2014	17.21	0.50	(1.62)	(1.12)	(0.50)	(0.08)	(0.58)	15.51
2013	17.01	0.52	0.24	0.76	(0.51)	(0.05)	(0.56)	17.21
2012#	15.00	0.57	1.95	2.52	(0.50)	(0.01)	(0.51)	17.01
CLASS C SHARES
2016	$17.01	$0.32	$(0.13)	$0.19	$(0.31)	$—	$(0.31)	$16.89
2015	15.51	0.62	1.39	2.01	(0.51)	—	(0.51)	17.01
2014‡	16.86	0.41	(1.32)	(0.91)	(0.36)	(0.08)	(0.44)	15.51

#	Commenced operations February 1, 2011. Ratios for the period have been annualized.
‡	Commenced operations on May 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.
(1)	Total return and portfolio turnover are for the period indicated and have not been annualized.
(2)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, ratios would have been 1.75%.
(3)	Portfolio turnover is for the Fund for the full year.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Total Return††		Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

2.11%		$7,931	0.75%	1.10%	2.97%	6%
13.15		8,580	0.75	1.04	3.07	3
(6.28)		7,943	0.75	0.97	3.34	5
4.81		8,369	0.75	0.91	3.31	7
17.32	(1)	7,200	0.75	1.31	3.78	22	(1)

1.91%		$8,409	1.00%	1.35%	2.72%	6%
12.86		10,493	1.00	1.29	2.82	3
(6.51)		18,381	1.00	1.20	3.07	5
4.55		37,101	1.00	1.16	3.05	7
17.07	(1)	23,229	1.00	1.50	3.53	22	(1)

1.14%		$32	1.75%	2.07%	1.98%	6%
13.15		—	— (2)	— (2)	3.79	3
(5.34	)(1)	—	— (2)	— (2)	3.97	5	(3)

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Quantitative Long/Short Fund
INSTITUTIONAL CLASS SHARES
2016	$17.87	$(0.09)	$(0.18)	$(0.27)	$—	$(0.45)	$(0.45)	$17.15
2015	17.06	(0.01)	1.83	1.82	—	(1.01)	(1.01)	17.87
2014	17.59	(0.05)	2.84	2.79	(0.03)	(3.29)	(3.32)	17.06
2013	15.88	0.03	1.68	1.71	—	—	—	17.59
2012	15.37	(0.11)	0.62	0.51	—	—	—	15.88
CLASS A SHARES
2016	$17.57	$(0.13)	$(0.18)	$(0.31)	$—	$(0.45)	$(0.45)	$16.81
2015	16.83	(0.04)	1.79	1.75	—	(1.01)	(1.01)	17.57
2014	17.41	(0.10)	2.81	2.71	—	(3.29)	(3.29)	16.83
2013	15.75	(0.01)	1.67	1.66	—	—	—	17.41
2012	15.29	(0.15)	0.61	0.46	—	—	—	15.75
CLASS C SHARES
2016	$16.58	$(0.25)	$(0.17)	$(0.42)	$—	$(0.45)	$(0.45)	$15.71
2015	16.04	(0.17)	1.72	1.55	—	(1.01)	(1.01)	16.58
2014	16.85	(0.24)	2.72	2.48	—	(3.29)	(3.29)	16.04
2013	15.36	(0.14)	1.63	1.49	—	—	—	16.85
2012	15.02	(0.26)	0.60	0.34	—	—	—	15.36

(1)

Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the years ended January 31, 2016, 2015, 2014, 2013, and 2012 was 1.15%, 0.84%, 0.96%, 0.90%, and 1.41%, respectively. Expense limitations are applied before giving effect to performance incentive adjustments.

(2)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(3)

Expense ratio includes interest and dividend expense related to short sales. Excluding such interest and dividend expense, the ratio of expenses to average net assets for the years or periods presented would be:

	Institutional Class Shares	Class A Shares	Class C Shares
2016	1.35%	1.63%	2.40%
2015	1.07%	1.31%	2.08%
2014	1.21%	1.48%	2.23%
2013	1.27%	1.51%	2.31%
2012	1.88%	2.14%	2.89%
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets(1)(3)		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

(1.59)%	$78,415	1.64%		1.64%	(0.47)%	159%
10.59	64,494	1.47		1.47	(0.03)	151
15.97	52,055	1.61		1.61	(0.24)	223
10.77	49,029	1.65	(2)	1.57	0.17	107
3.32	37,938	2.03	(2)	1.96	(0.70)	86

(1.85)%	$75,436	1.92%		1.92%	(0.74)%	159%
10.32	42,614	1.70		1.70	(0.25)	151
15.70	18,640	1.88		1.88	(0.54)	223
10.54	4,993	1.89	(2)	1.83	(0.07)	107
3.01	5,027	2.29	(2)	2.22	(0.96)	86

(2.63)%	$3,817	2.69%		2.69%	(1.50)%	159%
9.58	1,458	2.47		2.47	(1.04)	151
14.82	631	2.63		2.63	(1.32)	223
9.70	21	2.69	(2)	2.60	(0.92)	107
2.26	34	3.04	(2)	2.97	(1.70)	86

Financial Highlights (continued)

For a Share Outstanding Throughout The Period

For the period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
U.S. Small Cap Fund
INSTITUTIONAL CLASS SHARES
2016	$14.50	$0.03	$(0.09)	$(0.06)	$(0.03)	$—	$(0.03)	$14.41
2015	14.32	0.04	0.15	0.19	(0.01)	—	(0.01)	14.50
2014*	15.00	(0.01)	(0.67)	(0.68)	—	—	—	14.32
CLASS A SHARES
2016	$14.47	$(0.01)	$(0.09)	$(0.10)	$—	$—	$—	$14.37
2015	14.32	(0.02)	0.17	0.15	—	—	—	14.47
2014*	15.00	(0.01)	(0.67)	(0.68)	—	—	—	14.32
CLASS C SHARES
2016	$14.38	$(0.11)	$(0.10)	$(0.21)	$—	$—	$—	$14.17
2015	14.32	(0.12)	0.18	0.06	—	—	—	14.38
2014*	15.00	—	(0.68)	(0.68)	—	—	—	14.32

*	Commenced operations December 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and have not been annualized.
(1)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, ratios would have been 2.10%.
n/m	— Not meaningful. Ratio is not meaningful due to low level of net assets.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

(0.45)%	$9,454	1.10%		1.44%	0.15%	61%
1.32	6,704	1.10		2.18	0.27	71
(4.53)	78	1.10		n/m	(0.61)	4

(0.69)%	$1,232	1.35%		1.71%	(0.10)%	61%
1.05	1,489	1.35		4.63	(0.14)	71
(4.53)	586	1.31		n/m	(0.71)	4

(1.46)%	$130	2.07	%(1)	2.46%	(0.76)%	61%
0.42	138	2.10		4.78	(0.85)	71
(4.53)	—	0.12	(1)	n/m	0.36	4

Financial Highlights (concluded)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Value Fund
INSTITUTIONAL CLASS SHARES
2016	$25.13	$0.26	$(2.02)	$(1.76)	$(0.31)	$(2.87)	$(3.18)	$20.19
2015	27.57	0.26	1.70	1.96	(0.20)	(4.20)	(4.40)	25.13
2014	24.37	0.23	5.82	6.05	(0.31)	(2.54)	(2.85)	27.57
2013	21.31	0.27	2.98	3.25	(0.19)	—	(0.19)	24.37
2012	21.19	0.30	0.13	0.43	(0.31)	—	(0.31)	21.31
CLASS A SHARES
2016	$24.99	$0.19	$(2.00)	$(1.81)	$(0.25)	$(2.87)	$(3.12)	$20.06
2015	27.45	0.18	1.71	1.89	(0.15)	(4.20)	(4.35)	24.99
2014	24.28	0.16	5.79	5.95	(0.24)	(2.54)	(2.78)	27.45
2013	21.23	0.22	2.97	3.19	(0.14)	—	(0.14)	24.28
2012	21.11	0.25	0.12	0.37	(0.25)	—	(0.25)	21.23
CLASS C SHARES
2016	$24.16	$0.01	$(1.93)	$(1.92)	$(0.07)	$(2.87)	$(2.94)	$19.30
2015	26.73	(0.03)	1.66	1.63	—	(4.20)	(4.20)	24.16
2014	23.74	(0.07)	5.67	5.60	(0.07)	(2.54)	(2.61)	26.73
2013	20.80	0.05	2.91	2.96	(0.02)	—	(0.02)	23.74
2012	20.69	0.09	0.12	0.21	(0.10)	—	(0.10)	20.80

†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2016

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(7.85)%	$107,686	1.01%	1.01%	1.03%	97%
6.25	124,065	0.98	0.98	0.88	83
24.95	132,625	0.99	0.99	0.82	65
15.36	112,163	1.01	1.01	1.22	71
2.05	95,450	1.03	1.03	1.44	63

(8.10)%	$37,714	1.26%	1.26%	0.77%	97%
6.00	48,230	1.23	1.23	0.63	83
24.61	51,687	1.24	1.24	0.57	65
15.10	49,081	1.26	1.26	0.99	71
1.80	66,167	1.28	1.28	1.17	63

(8.76)%	$936	2.01%	2.01%	0.02%	97%
5.21	1,169	1.98	1.98	(0.12)	83
23.62	1,127	1.98	1.98	(0.29)	65
14.26	4,823	2.01	2.01	0.22	71
1.04	4,994	2.03	2.03	0.43	63

Notes to Financial Statements

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with 42 funds. The financial statements included herein relate to the Trust’s Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Burkenroad Small Cap Fund (the “Burkenroad Small Cap Fund”), the Hancock Horizon Core Bond Fund (the “Core Bond Fund”), the Hancock Horizon Diversified Income Fund (the “Diversified Income Fund”), the Hancock Horizon Diversified International Fund (the “Diversified International Fund”), the Hancock Horizon Dynamic Asset Allocation Fund (the “Dynamic Asset Allocation Fund”), the Hancock Horizon Government Money Market Fund (the “Government Money Market Fund”), the Hancock Horizon Growth Fund (the “Growth Fund”), the Hancock Horizon International Small Cap Fund (the “International Small Cap Fund”), the Hancock Horizon Louisiana Tax-Free Income Fund (the “Louisiana Tax-Free Income Fund”), the Hancock Horizon Microcap Fund (the “Microcap Fund”), the Hancock Horizon Mississippi Tax-Free Income Fund (the “Mississippi Tax-Free Income Fund”), the Hancock Horizon Quantitative Long/Short Fund (the “Quantitative Long/Short Fund”), the Hancock Horizon U.S. Small Cap Fund (the “U.S. Small Cap Fund”) and the Hancock Horizon Value Fund (the “Value Fund”) (each a “Fund” and collectively the “Funds”). Each Fund, except for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, is diversified. The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund are non-diversified. The Dynamic Asset Allocation Fund, the International Small Cap Fund and the Microcap Fund commenced operations on May 29, 2015. The financial statements of the remaining funds in the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions

January 31, 2016

in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: a security’s trading has been halted or suspended; a security has been de-listed from a national exchange; a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or a security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2016, there were no fair valued securities in the Funds.

The Government Money Market Fund values its investments using the amortized cost method, as permitted by Rule 2a-7 of the 1940 Act, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a

Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Horizon Advisers (the “Adviser”) or a sub-adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Diversified International Fund and International Small Cap Fund use MarkIt Fair Value. (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Diversified International Fund or International Small Cap Fund owns securities is closed for

Notes to Financial Statements (continued)

one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above. As of January 31, 2016, the Diversified International Fund and International Small Cap Fund valued certain securities in accordance with the procedures described above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at January 31, 2016 (000):

	Level 1	Level 2		Level 3	Total
Burkenroad Small Cap Fund
Investments in Securities
Common Stock	$676,864	$—		$—	$676,864
Cash Equivalent	8,457	—		—	8,457

Total Investments in Securities	$685,321	$—		$—	$685,321

Core Bond Fund
Investments in Securities
Corporate Bonds	$—	$135,587		$—	$135,587
Municipal Bonds	—	50,292		—	50,292
U.S. Government Mortgage-Backed Obligations	—	31,675		—	31,675
Registered Investment Companies	11,079	—		—	11,079
Convertible Bond	—	219		—	219
Cash Equivalent	4,012	—		—	4,012

Total Investments in Securities	$15,091	$217,773		$—	$232,864

Diversified Income Fund
Investments in Securities
Corporate Bonds	$—	$15,906		$—	$15,906
Preferred Stock	10,686	—		—	10,686
Registered Investment Companies	8,487	—		—	8,487
Common Stock	7,970	—		—	7,970
Convertible Bond	—	219		—	219
Cash Equivalent	6,345	—		—	6,345

Total Investments in Securities	$33,488	$16,125		$—	$49,613

Diversified International Fund
Investments in Securities
Common Stock
Australia	$2,121	$—		$—	$2,121
Austria	—	16,734	†	—	16,734
Brazil	5,003	—		—	5,003
Canada	6,981	—		—	6,981
China	5,112	10,527	†	—	15,639
Colombia	2,561	—		—	2,561
Czech Republic	—	3,779	†	—	3,779
France	—	9,337	†	—	9,337
Germany	—	4,400	†	—	4,400
Hong Kong	—	4,670	†	—	4,670
India	12,140	—		—	12,140
Indonesia	—	2,635	†	—	2,635
Ireland	—	9,463	†	—	9,463
Japan	—	28,013	†	—	28,013
Netherlands	2,800	—		—	2,800
Norway	3,753	10,678	†	—	14,431

January 31, 2016

	Level 1	Level 2		Level 3	Total
Panama	$9,615	$—		$—	$9,615
Singapore	—	7,545	†	—	7,545
South Korea	—	9,232	†	—	9,232
Spain	—	10,300	†	—	10,300
Sweden	—	6,844	†	—	6,844
Switzerland	11,315	9,423	†	—	20,738
Taiwan	—	10,128	†	—	10,128
Turkey	—	7,211	†	—	7,211
United Kingdom	17,343	16,432	†	—	33,775
United States	37,512	—		—	37,512

Total Common Stock	116,256	177,351		—	293,607

Cash Equivalents	13,848	—		—	13,848

Total Investments in Securities	$130,104	$177,351		$—	$307,455

Dynamic Asset Allocation Fund
Investments in Securities
Registered Investment Companies	$1,458	$—		$—	$1,458
Cash Equivalent	144	—		—	144

Total Investments in Securities	$1,602	$—		$—	$1,602

Government Money Market Fund
Investments in Securities
U.S. Government Agency Obligations	$—	$171,082		$—	$171,082
U.S. Treasury Obligation	—	114,987		—	114,987
Cash Equivalent	24,390	—		—	24,390

Total Investments in Securities	$24,390	$286,069		$—	$310,459

Growth Fund
Investments in Securities
Common Stock	$134,550	$—		$—	$134,550
Cash Equivalent	1,311	—		—	1,311

Total Investments in Securities	$135,861	$—		$—	$135,861

International Small Cap Fund
Investments in Securities
Common Stock
Australia	$142	$467	†	$—	$609
Belgium	—	111	†	—	111
Canada	170	74	†	—	244
Denmark	—	152	†	—	152
Finland	—	23	†	—	23
France	—	557	†	—	557
Germany	—	460	†	—	460
Hong Kong	—	409	†	—	409
Israel	—	25	†	—	25
Italy	56	188	†	—	244

	Level 1	Level 2		Level 3	Total
Japan	94	2,234	†	—	2,328
Netherlands	—	42	†	—	42
New Zealand	32	—		—	32
Norway	—	123	†	—	123
Portugal	—	22	†	—	22
Singapore	44	20	†	—	64
South Korea	—	32	†	—	32
Spain	—	108	†	—	108
Sweden	—	109	†	—	109
Switzerland	—	332	†	—	332
United Kingdom	263	804	†	—	1,067
United States	69	—		—	69

Total Common Stock	870	6,292		—	7,162

Cash Equivalents	283	—		—	283

Total Investments in Securities	$1,153	$6,292		$—	$7,445

Louisiana Tax-Free Income Fund
Investments in Securities
Municipal Bonds	$—	$9,341		$—	$9,341
Cash Equivalent	198	—		—	198

Total Investments in Securities	$198	$9,341		$—	$9,539

Microcap Fund
Investments in Securities
Common Stock	$5,058	$—		$—	$5,058
Cash Equivalent	105	—		—	105

Total Investments in Securities	$5,163	$—		$—	$5,163

Mississippi Tax-Free Income Fund
Investments in Securities
Municipal Bonds	$—	$15,575		$—	$15,575
Cash Equivalent	674	—		—	674

Total Investments in Securities	$674	$15,575		$—	$16,249

Quantitative Long/Short Fund
Assets
Investments in Securities
Common Stock	$95,630	$—		$—	$95,630
Cash Equivalents	67,402	—		—	67,402

Total Investments in Securities	$163,032	$—		$—	$163,032

Liabilities
Securities Sold Short
Common Stock	$(5,175)	$—		$—	$(5,175)

Total Securities Sold Short	$(5,175)	$—		$—	$(5,175)

Notes to Financial Statements (continued)

	Level 1	Level 2	Level 3	Total
U.S. Small Cap Fund
Investments in Securities
Common Stock	$10,227	$—	$—	$10,227
Cash Equivalent	474	—	—	474

Total Investments in Securities	$10,701	$—	$—	$10,701

Value Fund
Investments in Securities
Common Stock	$141,644	$—	$—	$141,644
Cash Equivalent	4,979	—	—	4,979

Total Investments in Securities	$146,623	$—	$—	$146,623

†	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market closure.

For the year ended January 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. This does not include transfers between Level 1 investments and Level 2 investments due to the Diversified International Fund and International Small Cap Fund utilizing international fair value pricing during the year.

For the year ended January 31, 2016, there were no Level 3 securities.

For the year ended January 31, 2016, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes – It is each Fund’s intention to qualify, or continue to qualify, as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended January 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended January 31, 2016, the Funds did not incur any interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Investments in REITs – Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the closing rate on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from

January 31, 2016

changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that are of comparable quality to securities that are rated in the highest rating category by an NRSRO, as determined by the Adviser. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

TBA Purchase Commitments – The Fixed Income Funds may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Short Sales – The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or prime broker interest expense. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.

Notes to Financial Statements (continued)

The Fund had prime brokerage borrowings throughout the year ended January 31, 2016 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate paid	Interest Paid
$8,693,746	$7,591,973	1.80%	$136,039

Expenses – Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes of Shares – Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared daily and paid monthly for the Government Money Market Fund, declared and paid monthly for the Core Bond Fund, the Diversified Income Fund, the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, declared and paid quarterly for the Value Fund, declared and paid annually for the Burkenroad Small Cap Fund, the Diversified International Fund, the Dynamic Asset Allocation Fund, the Growth Fund, the International Small Cap Fund, the Microcap Fund, the Quantitative Long/Short Fund and the U.S. Small Cap Fund. Net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

Offering Costs – Offering Costs, including costs of printing initial prospectuses, legal and registration fees are capitalized and amortized over twelve months from the inception date. As of January 31, 2016, the Dynamic Asset Allocation Fund, the International Small Cap Fund and the Microcap Fund have $710, $729 and $720, respectively, of offering costs remaining to be amortized.

3.	Agreements and other Transactions with Affiliates:

Advisory Agreement

Horizon Advisers (the “Adviser”), an unincorporated division of Hancock, serves as investment adviser to each Fund within the Trust. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.95% of the average daily net assets of the Burkenroad Small Cap Fund, 0.60% of the average daily net assets of the Core Bond Fund, 0.70% of the average daily net assets of the Diversified Income Fund, 1.00% of the average daily net assets of the Diversified International Fund, 0.70% of the average daily net assets of the Dynamic Asset Allocation Fund, 0.40% of the average daily net assets of the Government Money Market Fund, 0.80% of the average daily net assets of the Growth Fund, 1.10% of the average daily net assets of the International Small Cap Fund, 0.60% of the average daily net assets of the Louisiana Tax-Free Income Fund, 1.00% of the average daily net assets of the Microcap Fund, 0.60% of the average daily net assets of the Mississippi Tax-Free Income Fund, and 0.80% of the average daily net assets of the U.S. Small Cap and Value Funds. The fee received by the Adviser for the Quantitative Long/Short Fund is comprised of a basic fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance adjustment (“performance adjustment”), if applicable, that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund’s performance benchmark. The performance adjustment is calculated and paid monthly by comparing the Fund’s Institutional Class Share performance to that of the Fund’s performance benchmark over the current month plus the previous 11 months (the “performance period”). The fee paid to the Adviser based on the performance adjustment will result in a minimum fee of 0.80% if the Fund’s Institutional Class Share underperforms the Fund’s performance benchmark by 200 basis points or more on a rolling 12-month basis, and a maximum fee of 1.60% if the Fund’s Institutional Share Class outperforms the Fund’s performance benchmark by 200 basis points or more on a rolling 12-month basis. In cases where the performance adjustment is not applicable because the performance difference does not result in a performance adjustment, the basic fee at the annual rate of 1.20% of the Fund’s average daily net assets will continue to apply.

January 31, 2016

During the year ended January 31, 2016, the Quantitative Long/Short Fund’s advisory fees, before waivers, were adjusted in accordance with the policy described above, as follows:

Base Advisory Fee	Performance Adjustment	Net Advisory Fees Before Waivers	Effective Rate
$1,558,455	$(70,363)	$1,488,092	1.15%

The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) of each Fund will not exceed the following as a percentage of average net assets:

	Burkenroad Small Cap Fund*	Core Bond Fund*	Diversified Income Fund*	Diversified International Fund*	Dynamic Asset Allocation Fund*
Institutional Class Shares	n/a	0.75%	0.90%	1.50%	1.40%
Class A Shares	1.40%	1.00%	1.15%	1.75%	1.65%
Class C Shares	n/a	1.75%	1.90%	2.50%	2.40%
Class D Shares	1.65%	n/a	n/a	n/a	n/a

	Government Money Market Fund*	Growth Fund**	International Small Cap Fund*	Louisiana Tax-Free Income Fund*	Microcap Fund*
Institutional Class Shares	0.58%	1.10%	1.55%	0.75%	1.50%
Institutional Sweep Class Shares	0.83%	n/a	n/a	n/a	n/a
Class A Shares	1.08%	1.35%	1.80%	1.00%	1.75%
Class C Shares	n/a	2.10%	2.55%	1.75%	2.50%

	Mississippi Tax-Free Income Fund*	Quantitative Long/Short Fund*		U.S. Small Cap Fund*	Value Fund**
Institutional Class Shares	0.75%	1.70	%(1)	1.10%	1.10%
Class A Shares	1.00%	1.95	%(1)	1.35%	1.35%
Class C Shares	1.75%	2.70	%(1)	2.10%	2.10%

“n/a” designates that the Fund does not offer this class.

*	The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2016.
**	The Adviser has voluntarily agreed to waive fees and reimburse expenses. This may discontinue at any time.
(1)

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep the Net Expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses), before giving effect to any performance incentive adjustment, from exceeding 1.70%, 1.95%, and 2.70% of the Fund’s average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 2016 (the “Expense Limits”). Since the Expense Limits are applied before giving effect to performance incentive adjustments, the percentages shown as Net Expenses for each class of shares may be up to 0.40% higher or lower than the Expense Limit for that class because Net Expenses reflect performance incentive adjustments, if any.

In addition, the Adviser has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Government Money Market Fund in order to limit the one-day net income yield of the Institutional Class Shares, Institutional Sweep Class Shares and Class A Shares of the Fund to not less than 0.01% of the average daily net assets.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

As of January 31, 2016, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until January 31:	Core Bond Fund	Diversified Income Fund	Dynamic Asset Allocation Fund(1)
2014	2017	$79,384	$48,651	$ n/a
2015	2018	67,255	62,989	n/a
2016	2019	114,848	61,809	29,071

	Total	$261,487	$173,449	$29,071

Fiscal Year	Subject to Repayment until January 31:	Government Money Market Fund	International Small Cap Fund(1)	Louisiana Tax-Free Income Fund
2014	2017	$1,799,444	$ n/a	$73,403
2015	2018	1,490,026	n/a	68,981
2016	2019	1,257,670	31,933	57,806

	Total	$4,547,140	$31,933	$200,190

Fiscal Year	Subject to Repayment until January 31:	Microcap Fund(1)	Mississippi Tax-Free Income Fund	U.S. Small Cap Fund
2014	2017	$ n/a	$72,691	$8,600
2015	2018	n/a	67,635	86,593
2016	2019	29,777	59,268	36,045

	Total	$29,777	$199,594	$131,238

(1)	Commenced operations on May 29, 2015.

The Adviser oversees EARNEST Partners, LLC (“EARNEST” or the “Sub-Adviser”), the sub-adviser to the

Notes to Financial Statements (continued)

Diversified International Fund, and GlobeFlex Capital, L.P. (“GlobeFlex” or the “Sub-Adviser” and, together with EARNEST, the “Sub-Advisers”), the sub-adviser to the International Small Cap Fund to ensure compliance with the investment policies and guidelines of each Fund, and monitors each Sub-Adviser’s adherence to its investment style. The Adviser pays EARNEST out of the advisory fee it receives from the Diversified International Fund and pays GlobeFlex out of the advisory fee it receives from the International Small Cap Fund. The Board supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

Administration Agreement

SEI Investments Global Funds Services (“the Administrator”) is the Administrator of the Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended January 31, 2016, the Funds were charged as follows for these services:

Fund Name	Administration Fee Charged
Burkenroad Small Cap Fund	$462,016
Core Bond Fund	158,307
Diversified Income Fund	38,344
Diversified International Fund	260,702
Dynamic Asset Allocation Fund	1,260
Government Money Market Fund	183,937
Growth Fund	92,101
International Small Cap Fund	2,743
Louisiana Tax-Free Income Fund	6,226
Mississippi Tax-Free Income Fund	1,887
Microcap Fund	10,598
Quantitative Long/Short Fund	80,288
U.S. Small Cap Fund	6,467
Value Fund	104,152

For the year ended January 31, 2016, the Adviser waived $179,470 of the Administration Fee charged to the Government Money Market Fund.

Transfer Agent and Custodian Agreement

Hancock serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, effective May 29, 2015, Hancock is paid an annual fee of $12,000 for each class of each Fund and 0.0175% of the average daily net assets of the Funds. Prior to May 29, 2015, Hancock was paid an annual fee of $20,000 per class on the first ten classes and $17,500 per class on the remaining classes.

Hancock Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such services is paid an annual fee from the Funds’ assets of 0.03% of each Fund’s average daily net assets, subject to a minimum of $250 per month per Fund.

U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund’s average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund, and for such services is paid an annual fee based on the Fund’s average daily net assets.

Distribution Agreement

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Burkenroad Small Cap Fund	Core Bond Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund
Institutional Class Shares	n/a	—	—	—	—
Class A Shares	—	—	—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%	0.75%
Class D Shares	0.25%	n/a	n/a	n/a	n/a

	Government Money Market Fund	Growth Fund	International Small Cap Fund	Louisiana Tax-Free Income Fund	Microcap Fund
Institutional Class Shares	—	—	—	—	—
Institutional Sweep Class Shares	—	n/a	n/a	n/a	n/a
Class A Shares	0.25%	—	—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%	0.75%

January 31, 2016

	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund	U.S. Small Cap Fund	Value Fund
Institutional Class Shares	—	—	—	—
Class A Shares	—	—	—	—
Class C Shares	0.75%	0.75%	0.75%	0.75%

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2016, Hancock Investment Securities, Inc. received distribution fees in the amount of $5,331, $152,151, $1, $1, $1 and $1 for the Burkenroad Small Cap Fund, Government Money Market Fund, Louisiana Tax-Free Fund, Mississippi Tax-Free Fund, Quantitative Long/Short Fund and U.S. Small Cap Fund, respectively.

The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Burkenroad Small Cap Fund	Core Bond Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund
Institutional Class Shares	n/a	—	—	—	—
Class A Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	n/a	0.25%	0.25%	0.25%	0.25%
Class D Shares	0.25%	n/a	n/a	n/a	n/a

	Government Money Market Fund	Growth Fund	International Small Cap Fund	Louisiana Tax-Free Income Fund	Microcap Fund
Institutional Class Shares	—	—	—	—	—
Institutional Sweep Class Shares	0.25%	n/a	n/a	n/a	n/a
Class A Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	n/a	0.25%	0.25%	0.25%	0.25%

	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund	U.S. Small Cap Fund	Value Fund
Institutional Class Shares	—	—	—	—
Class A Shares	0.25%	0.25%	0.25%	0.25%
Class C Shares	0.25%	0.25%	0.25%	0.25%

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2016, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $115,815, $1,207, $60, $168,686, $322, $106, $53, $23 and $414 for the Burkenroad Small Cap Fund, Core Bond Fund, Diversified Income Fund, Government Money Market Fund, Growth Fund, Diversified International Fund, Quantitative Long/Short Fund, U.S. Small Cap Fund and Value Fund, respectively.

Other

Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

Notes to Financial Statements (continued)

4.	Share Transactions:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

For the year or period ended January 31, 2016 and the year or period ended January 31, 2015.

	Burkenroad Small Cap Fund		Core Bond Fund		Diversified Income Fund		Diversified International Fund		Dynamic Asset Allocation Fund
	2016	2015	2016	2015	2016	2015	2016	2015	05/29/15* to 01/31/16
Institutional Class Shares:
Shares issued	n/a	n/a	1,946	5,257	969	879	4,380	13,095	89
Shares reinvested	n/a	n/a	189	176	51	70	135	102	—
Shares redeemed	n/a	n/a	(3,489)	(6,169)	(1,319)	(914)	(8,908)	(6,069)	(30)

Total Institutional Class Shares Transactions	n/a	n/a	(1,354)	(736)	(299)	35	(4,393)	7,128	59

Class A Shares:
Shares issued	3,643	5,624	657	445	594	431	333	353	203
Shares reinvested	86	251	51	54	38	36	5	11	—
Shares redeemed	(4,284)	(4,440)	(998)	(582)	(800)	(322)	(1,636)	(411)	(156)

Total Class A Shares Transactions	(555)	1,435	(290)	(83)	(168)	145	(1,298)	(47)	47

Class C Shares:
Shares issued	n/a	n/a	17	24	9	39	—	3	28
Shares reinvested	n/a	n/a	1	2	5	4	—	—	—
Shares redeemed	n/a	n/a	(49)	(71)	(30)	(14)	(3)	(2)	—

Total Class C Shares Transactions	n/a	n/a	(31)	(45)	(16)	29	(3)	1	28

Class D Shares:
Shares issued	408	458	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	8	18	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(286)	(367)	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Total Class D Shares Transactions	130	109	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Net Change in Capital Shares	(425)	1,544	(1,675)	(864)	(483)	209	(5,694)	7,082	134

“n/a” designates that the Fund does not offer this class.

* Commenced operations on May 29, 2015.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

January 31, 2016

	Government Money Market Fund		Growth Fund		International Small Cap Fund	Louisiana Tax-Free Income Fund		Microcap Fund
	2016	2015	2016	2015	05/29/15* to 01/31/16	2016	2015	05/29/15* to 01/31/16
Institutional Class Shares:
Shares issued	146,161	153,345	995	855	574	34	39	379
Shares reinvested	4	3	562	682	—	1	1	—
Shares redeemed	(155,959)	(173,177)	(1,190)	(1,209)	(47)	(47)	(53)	(52)

Total Institutional Class Shares Transactions	(9,794)	(19,829)	367	328	527	(12)	(13)	327

Institutional Sweep Class Shares
Shares issued	5,322	9,891	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	—	—	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(5,370)	(20,553)	n/a	n/a	n/a	n/a	n/a	n/a

Total Institutional Sweep Class Shares Transactions	(48)	(10,662)	n/a	n/a	n/a	n/a	n/a	n/a

Class A Shares:
Shares issued	369,661	216,228	222	408	52	23	31	86
Shares reinvested	16	14	139	172	—	7	10	—
Shares redeemed	(362,465)	(238,054)	(400)	(344)	(9)	(64)	(249)	(15)

Total Class A Shares Transactions	7,212	(21,812)	(39)	236	43	(34)	(208)	71

Class C Shares:
Shares issued	n/a	n/a	3	12	—	—	2	4
Shares reinvested	n/a	n/a	4	6	—	—	—	—
Shares redeemed	n/a	n/a	(11)	(5)	—	(2)	—	—

Total Class C Shares Transactions	n/a	n/a	(4)	13	—	(2)	2	4

Net Change in Capital Shares	(2,630)	(52,303)	324	577	570	(48)	(219)	402

	Mississippi Tax-Free Income Fund		Quantitative Long/Short Fund		U.S. Small Cap Fund		Value Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Institutional Class Shares:
Shares issued	17	10	1,256	895	317	511	850	553
Shares reinvested	1	1	109	198	—	—	664	716
Shares redeemed	(52)	(19)	(401)	(536)	(123)	(54)	(1,117)	(1,143)

Total Institutional Class Shares Transactions	(34)	(8)	964	557	194	457	397	126

Class A Shares:
Shares issued	33	21	3,646	1,983	39	80	261	313
Shares reinvested	13	17	97	71	—	—	235	272
Shares redeemed	(164)	(606)	(1,680)	(737)	(56)	(18)	(546)	(538)

Total Class A Shares Transactions	(118)	(568)	2,063	1,317	(17)	62	(50)	47

Class C Shares:
Shares issued	8	—	163	53	2	26	1	12
Shares reinvested	—	—	6	5	—	—	6	6
Shares redeemed	(6)	—	(14)	(9)	(3)	(16)	(7)	(12)

Total Class C Shares Transactions	2	—	155	49	(1)	10	—	6

Net Change in Capital Shares	(150)	(576)	3,182	1,923	176	529	347	179

“n/a” designates that the Fund does not offer this class.

* Commenced operations on May 29, 2015.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

Notes to Financial Statements (continued)

5. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2016 were as follows (000):

	U.S. Government Securities (000)	Other (000)	Total (000)
Burkenroad Small Cap Fund
Purchases	$—	$286,642	$286,642
Sales	—	305,345	305,345
Core Bond Fund
Purchases	—	24,299	24,299
Sales	16,133	23,643	39,776
Diversified Income Fund
Purchases	—	44,295	44,295
Sales	—	52,887	52,887
Diversified International Fund
Purchases	—	62,934	62,934
Sales	—	174,926	174,926
Dynamic Asset Allocation Fund
Purchases	—	10,039	10,039
Sales	—	8,146	8,146
Growth Fund
Purchases	—	189,970	189,970
Sales	—	195,686	195,686
International Small Cap Fund
Purchases	—	9,680	9,680
Sales	—	1,885	1,885

	U.S. Government Securities (000)	Other (000)	Total (000)
Louisiana Tax-Free Income Fund
Purchases	$—	$1,545	$1,545
Sales	—	2,106	2,106
Microcap Fund
Purchases	—	12,680	12,680
Sales	—	7,210	7,210
Mississippi Tax-Free Income Fund
Purchases	—	1,036	1,036
Sales	—	3,741	3,741
Quantitative Long/Short Fund
Purchases	—	159,582	159,582
Sales	—	142,932	142,932
U.S. Small Cap Fund
Purchases	—	8,435	8,435
Sales	—	6,250	6,250
Value Fund
Purchases	—	160,198	160,198
Sales	—	176,993	176,993

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(accumulated loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

Each of the Funds has a tax year that ends on April 30. The following tax disclosure is representative as of April 30, 2015, except for the tax character of distributions and Federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments, which are representative as of January 31, 2016 with tax basis adjustments as of April 30, 2015.

January 31, 2016

Permanent book and tax differences resulted in the following reclassifications. These differences are due to reclass of distributions, foreign currency transactions, paydown gain/loss and return of capital distributions as of April 30, 2015 and January 31, 2016. These reclassifications had no impact on the net assets or net asset value of the Funds. Accordingly, the following reclassifications have been made to/from the following accounts (000):

	Undistributed Net Investment Income/ (Accumulated Loss)	Accumulated Net Realized Gain (Loss)	Additional Paid-In Capital
Burkenroad Small Cap Fund	$152	$(16)	$(136)
Core Bond Fund	32	(32)	—
Diversified Income Fund	533	(151)	(382)
Diversified International Fund	(419)	419	—
Growth Fund	11	(11)	—
International Small Cap Fund	(19)	19	—
Quantitative Long/Short Fund	185	(185)	—
Value Fund	(49)	49	—

Amounts designated as “—” are $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended January 31, 2016 and January 31, 2015 was as follows (000):

	Ordinary Income		Long Term Capital Gain		Tax-Exempt		Return of Capital		Totals
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Burkenroad Small Cap Fund	$—	$452	$5,783	$16,476	$—	$—	$—	$—	$5,783	$16,928
Core Bond Fund	5,971	6,120	—	715	—	—	—	—	5,971	6,835
Diversified Income Fund	3,217	2,875	—	417	—	—	381	780	3,598	4,072
Diversified International Fund	4,262	3,787	—	—	—	—	—	—	4,262	3,787
Dynamic Asset Allocation Fund*	3	n/a	—	n/a	—	n/a	—	n/a	3	n/a
Government Money Market Fund	30	33	—	—	—	—	—	—	30	33
Growth Fund	1,385	2,648	11,868	14,899	—	—	—	—	13,253	17,547
International Small Cap Fund*	6	n/a	—	n/a	—	n/a	—	n/a	6	n/a
Louisiana Tax-Free Income Fund	—	—	—	—	288	344	—	—	288	344
Microcap Fund*	—	n/a	—	n/a	—	n/a	—	n/a	—	n/a
Mississippi Tax-Free Income Fund	1	1	—	—	485	683	—	—	486	684
Quantitative Long/Short Fund	—	1,680	3,829	3,265	—	—	—	—	3,829	4,945
U.S. Small Cap Fund	17	4	—	—	—	—	—	—	17	4
Value Fund	2,001	3,291	18,449	24,248	—	—	—	—	20,450	27,539

*	Fund commenced operations on May 29, 2015.

Amounts are as of fiscal year end, tax character will be determined upon the Funds’ tax year end April 30, 2016.

Amounts designated as “—” are either $0 or have been rounded to $0.

Notes to Financial Statements (continued)

As of April 30, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

	Burkenroad Small Cap Fund	Core Bond Fund	Diversified Income Fund	Diversified International Fund	Government Money Market Fund	Growth Fund
Undistributed ordinary income	$—	$11	$—	$1,978	$2	$1,339
Undistributed long-term capital gain	5,783	—	—	—	—	11,020
Unrealized appreciation (depreciation)	150,312	6,143	408	72,407	—	26,999
Capital Loss Carryforward	—	(2,050)	—	(3,106)	(25)	—
Post-October Losses	—	—	(2,573)	(1,389)	—	—
Late-Year Loss Deferral	(1,038)	—	—	—	—	—
Other temporary differences	—	—	(33)	—	(2)	—

Total distributable earnings (accumulated losses)	$155,057	$4,104	$(2,198)	$69,890	$(25)	$39,358

	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund	U.S. Small Cap Fund	Value Fund
Undistributed ordinary income	$—	$—	$—	$9	$116
Undistributed tax-exempt income	1	1	—	—	—
Undistributed long-term capital gain	—	—	2,154	—	16,212
Unrealized appreciation (depreciation)	428	848	8,236	818	29,382
Capital Loss Carryforward	(520)	(933)	—	(199)	—
Post-October Losses	—	—	—	(375)	—
Late-Year Loss Deferral	—	—	(39)	—	—
Other temporary differences	—	—	—	—	—

Total distributable earnings (accumulated losses)	$(91)	$(84)	$10,351	$253	$45,710

The Dynamic Asset Allocation Fund, International Small Cap Fund and Microcap Fund commenced operations on May 29, 2015 and therefore are not shown in the table above.

Post-October Losses represent losses realized on investment transactions from November 1, 2014 through April 30, 2015, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2015 through April 30, 2015 and specified losses realized on investment transactions from November 1, 2014 through April 30, 2015, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

During the year ended April 30, 2015, the Diversified Income Fund, Diversified International Fund, Government Money Market Fund, Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund utilized capital loss carryforwards to offset realized capital gains in the amount (000) of $196, $2,438, $2, $32 and $205, respectively.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried

January 31, 2016

forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2015, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period (000):

	Short-Term	Long-Term	Total Capital Loss Carryforwards
Core Bond Fund	$1,627	$423	$2,050
Diversified International Fund	—	3,106	3,106
Government Money Market Fund	25	—	25
Louisiana Tax-Free Income Fund	177	343	520
Mississippi Tax-Free Income Fund	131	802	933
U.S. Small Cap Fund	199	—	199

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at January 31, 2016 were as follows (000):

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Burkenroad Small Cap Fund	$608,838	$133,206	$(56,723)	$76,483
Core Bond Fund	231,004	6,579	(4,719)	1,860
Diversified Income Fund	52,452	1,031	(3,870)	(2,839)
Diversified International Fund	305,503	47,366	(45,414)	1,952
Dynamic Asset Allocation Fund	1,633	—	(31)	(31)
Growth Fund	122,844	19,436	(6,419)	13,017
International Small Cap Fund	7,880	344	(779)	(435)
Louisiana Tax-Free Income Fund	8,889	650	—	650
Microcap Fund	5,243	279	(359)	(80)
Mississippi Tax-Free Income Fund	15,015	1,234	—	1,234
Quantitative Long/Short Fund	160,698	6,915	(4,581)	2,334
U.S. Small Cap Fund	10,646	739	(684)	55
Value Fund	142,425	16,354	(12,156)	4,198

For Federal income tax purposes, the book cost of securities owned at January 31, 2016 including tax basis adjustments as of April 30, 2015 for the Government Money Market Fund was equal to tax cost.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on securities sold short held by the Quantitative Long/Short Fund at January 31, 2016 was as follows (000):

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Quantitative Long/Short Fund	$(5,795)	$738	$(118)	$620

Notes to Financial Statements (concluded)

7.	Other:

On January 31, 2016, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	Number of Shareholders	% of Outstanding Shares
Burkenroad Small Cap Fund, Class A	2	40
Burkenroad Small Cap Fund, Class D	1	19
Core Bond Fund, Institutional Class	3	99
Core Bond Fund, Class A	1	49
Core Bond Fund, Class C	2	26
Diversified Income Fund, Institutional Class	3	99
Diversified Income Fund, Class A	1	14
Diversified Income Fund, Class C	2	36
Diversified International Fund, Institutional Class	3	67
Diversified International Fund, Class A	1	24
Diversified International Fund, Class C	2	34
Dynamic Asset Allocation Fund, Institutional Class	1	91
Dynamic Asset Allocation Fund, Class A	2	49
Dynamic Asset Allocation Fund, Class C	2	67
Government Money Market Fund, Institutional Class	2	100
Government Money Market Fund, Institutional Sweep	1	100
Government Money Market Fund, Class A	2	100
Growth Fund, Institutional Class	3	100
Growth Fund, Class A	1	46
Growth Fund, Class C	3	40
International Small Cap Fund, Institutional Class	3	98
International Small Cap Fund, Class A	1	15
International Small Cap Fund, Class C	1	93
Louisiana Tax-Free Income Fund, Institutional Class	2	99
Louisiana Tax-Free Income Fund, Class A	2	100
Louisiana Tax-Free Income Fund, Class C	1	11
Microcap Fund, Institutional Class	2	98
Microcap Fund, Class A	1	26
Microcap Fund, Class C	4	84
Mississippi Tax-Free Income Fund, Institutional Class	1	97
Mississippi Tax-Free Income Fund, Class C	1	99
Quantitative Long/Short Fund, Institutional Class	3	76
Quantitative Long/Short Fund, Class A	2	57
Quantitative Long/Short Fund, Class C	1	47
U.S. Small Cap Fund, Institutional Class	3	96
U.S. Small Cap Fund, Class A	1	48
U.S. Small Cap Fund, Class C	4	67
Value Fund, Institutional Class	3	99
Value Fund, Class A	1	33
Value Fund, Class C	3	42

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

On July 23, 2014, the Securities and Exchange Commission voted to amend Rule 2a-7, which governs money market funds. The majority of these amendments, except for certain disclosure enhancements, will not take effect for two years. The most significant change is a requirement that institutional prime and institutional municipal money market funds move to a floating net asset value. Government, treasury, retail prime and retail municipal money market funds will continue to transact at a stable $1.00 share price. At this time, the Fund’s management is evaluating the implications and its impact to the Fund.

8.	Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust’s experience, the risk of loss from such claims is considered remote.

9.	Concentration of Risks:

When the Diversified International Fund and International Small Cap Fund invest in foreign securities, they will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for each Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Funds may be subject to taxes imposed by countries in which they invest.

152

January 31, 2016

Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At January 31, 2016, the net assets of the Diversified International Fund and International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds’ concentration of investments in securities of issuers located in Louisiana and Mississippi, respectively, subject the Funds to economic conditions and government policies within those states. As a result, the Funds will be more susceptible to factors that adversely affect issuers of Louisiana or Mississippi obligations than a mutual fund that does not have as great a concentration in Louisiana or Mississippi. As with Louisiana and Mississippi municipal securities, events in any of the U.S. territories where the Funds are invested may affect the Funds’ investments and their performance.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

10.	Subsequent Events:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2016.

However, on April 1, 2016, the Hancock Horizon Burkenroad Small Cap Fund will begin offering Institutional Class Shares and remove the maximum sales charge on Class A Shares. Also, on April 1, 2016, all Class A Shares of the Trust will be renamed Investor Class Shares. The share class name change will have no impact on any Funds’ operations or investment policy.

153

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of the Hancock Horizon Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Core Bond Fund, Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon Government Money Market Fund, Hancock Horizon Growth Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Microcap Fund, Hancock Horizon Mississippi Tax-Free Income Fund, Hancock Horizon Quantitative Long/Short Fund, Hancock Horizon U.S. Small Cap Fund and Hancock Horizon Value Fund (fourteen of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of January 31, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Core Bond Fund, Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon Government Money Market Fund, Hancock Horizon Growth Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Microcap Fund, Hancock Horizon Mississippi Tax-Free Income Fund, Hancock Horizon Quantitative Long/Short Fund, Hancock Horizon U.S. Small Cap Fund and Hancock Horizon Value Fund (fourteen of the series constituting The Advisors’ Inner Circle Fund II) at January 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

March 31, 2016

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Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]

ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]

JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010;

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

January 31, 2016

of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-990-2434. The following chart lists Trustees and Officers as of January 31, 2016.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007-2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

January 31, 2016

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (concluded)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS [3] (continued)

RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (since 2015) AML Officer (since 2015)	Anti Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

January 31, 2016

Other Directorships Held by Officer

None.
None.
None.
None.
None.

Notice to Shareholders (unaudited)

For shareholders that do not have an April 30, 2015 tax year end, this notice is for informational use only.

For the tax year ended April 30, 2015, each Fund is designating long-term capital gains, tax-exempt interest, ordinary income and return of capital with regard to distributions paid during the year as follows:

Fund	Return of Capital	Long-Term Capital Gains Distributions	Ordinary Income Distributions	Tax-Exempt Interest	Total Distributions	Dividends Received Deduction (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividend (5)

Burkenroad Small Cap Fund	0.00%	97.33%	2.67%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%

Core Bond Fund	0.00%	10.17%	89.83%	0.00%	100.00%	0.00%	0.06%	3.56%	90.87%	0.00%

Diversified Income Fund	9.47%	10.36%	80.17%	0.00%	100.00%	29.72%	39.79%	0.00%	46.37%	0.00%

Diversified International Fund	0.00%	0.00%	100.00%	0.00%	100.00%	20.61%	100.00%	0.00%	0.00%	0.00%

Dynamic Asset Allocation Fund*	—	—	—	—	—	—	—	—	—	—

Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	40.04%	99.54%	0.00%

Growth Fund	0.00%	84.91%	15.09%	0.00%	100.00%	40.46%	39.31%	0.00%	0.00%	100.00%

International Small Cap Fund*	—	—	—	—	—	—	—	—	—	—

Louisiana Tax-Free Income Fund	0.00%	0.00%	0.02%	99.98%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%

Microcap Fund*	—	—	—	—	—	—	—	—	—	—

Mississippi Tax-Free Income Fund	0.00%	0.00%	0.12%	99.88%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%

Quantitative Long/Short Fund	0.00%	67.92%	32.08%	0.00%	100.00%	16.26%	15.63%	0.00%	0.00%	100.00%

U.S. Small Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

Value Fund	0.00%	87.05%	12.95%	0.00%	100.00%	62.39%	62.23%	0.00%	0.00%	100.00%

*	Fund not in operation at April 30, 2015.

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

Notice to Shareholders (unaudited) (concluded)

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Diversified International Fund intends to pass through a foreign tax credit to shareholders. For the tax year ended 2015, the total amount of foreign source income is $10,404,969. The total amount of foreign tax paid is $1,156,223. Your allocable share of the foreign tax credit is reported on Form 1099 DIV.

HHF-AR-001-0800

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Hancock Horizon Family of Funds, (2016 and 2015) (the “Funds”).

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

	2016			2015
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees (1)	$394,190	N/A	N/A	$289,580	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) were as follows:

	2016	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g) (1) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 8, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: April 8, 2016